[CLOCK PHOTOGRAPH]

SBL FUND


SEMI-ANNUAL REPORT

DECEMBER 31, 1995

* SERIES A
  (GROWTH SERIES)
* SERIES B
  (GROWTH-INCOME
  SERIES)
* SERIES C
  (MONEY MARKET SERIES)
* SERIES D
  (WORLDWIDE EQUITY
  SERIES)
* SERIES E
  (HIGH GRADE INCOME
  SERIES)
* SERIES J
  (EMERGING GROWTH
  SERIES)
* SERIES K
  (GLOBAL AGGRESSIVE
  BOND SERIES)
* SERIES M
  (SPECIALIZED ASSET
  ALLOCATION SERIES)
* SERIES N
  (MANAGED ASSET
  ALLOCATION SERIES)
* SERIES O
  (EQUITY INCOME SERIES)
* SERIES S
  (SOCIAL AWARENESS
  SERIES)

[SDI LOGO]

[CLOCK LOGO]
PRESIDENT'S LETTER
February 15, 1996

To Our Contractholders:

We have just completed one of the best years in history for the combined equity and fixed income markets. The Standard and Poor's 500 Index rose an amazing 37.58%, and the bellwether thirty-year bond declined almost two full percentage points from 7.87% to 5.94% over the course of the year. These gains are evidence of the rewards reaped by patient investors who stood pat and even continued to invest during the distressing markets of 1994.*

REASONS BEHIND THE OUTSTANDING PERFORMANCE IN 1995

The Federal Reserve Board deserves much of the credit for the success of the markets during the year. The board's chairman, Alan Greenspan, has done a commendable job of assessing the condition of the nation's economy and deftly applying the brakes in the form of restrictive monetary policy as needed to keep inflation in check. The resulting slow, steady economic growth and stable prices were an unbeatable combination. Bond market investors' fears of surging inflation dissipated, and long-term bond rates fell to levels not seen in several years.

Technology was the year's primary equity market theme, reflective of an increased focus on productivity in our nation's factories and offices. We have seen extraordinary technological gains attributable to rapid development of computer applications in every field from word processing to assembly line production. These gains have led to more rapid decision making processes and substitutions for labor which have in turn reduced costs, contributing to diminished inflation pressures.

CAN THE EUPHORIA CONTINUE?

At the close of 1995, the nation's politicians were locked in combat over an attempt to agree on a balanced budget, bringing the federal government to an abrupt halt and creating immeasurable noise in the financial markets. Investors must keep their eyes focused on the big picture--the economic fundamentals which continue to augur well for the long-term outlook. Inflation remains well under control, the economy continues to move at a slow, sustainable rate of growth, and the Federal Reserve Open Market Committee is likely to recognize that additional cuts in short-term interest rates are justified.

We believe that earnings comparisons for the fourth quarter of 1995 will on balance be sufficient to support current market valuations. Earnings in 1996 are not likely to be as robust as they were during the year; however, they should be strong enough to sustain the markets at their present levels. There will be some earnings disappointments, as there always are, generating daily volatility in individual stock prices which we have come to consider routine. As we move through the first half of 1996, the focus will be on the extended slow growth of the economy and the ability of corporations to continue productivity improvement in order to generate earnings gains in that slow-growth climate.

[UPPER RIGHT HAND CORNER, PHOTO OF JOHN CLELAND]

JOHN CLELAND

THE LONGER TERM GLOBAL VIEW

In the United States, we see an opportunity for the economy to benefit from the national movement toward less government involvement in all aspects of our lives. It is clearly possible that in the future the government will get a smaller share of our total resources, with the greater part going toward economic growth. The implications of this are enormously positive for financial markets--lower interest rates due to a smaller government hand in our pocketbook. Having a greater share of available resources dedicated to economic growth bodes well for sustained rises in stock and bond prices.

Globally the same trends are at work. European countries are beginning to recognize that their social welfare systems have grown beyond the capacity of the people to support them. Growth of the free market system and the elimination of communism as a viable political structure are strong pluses for global economic growth. Reallocation of resources to the free market system improves the lives of citizens and further enhances economic growth and positive financial markets.

In the following pages our portfolio managers review the factors influencing the performance of their respective funds in 1995. They also present their management philosophies and outlooks for the year ahead. Our goal is to provide you with positive investment results over time and the highest quality service in the industry. We invite your questions and comments at any time.

Sincerely,

/s/ John D. Cleland

John D. Cleland
President - Security Funds

*Although we have just experienced a very rewarding year, investors should remember that past performance is no guarantee of future results, and that you may have a gain or a loss at redemption.

[CLOCK LOGO]
SERIES A (GROWTH SERIES)
February 15, 1996


Dear Contractholder,

Strong financial markets in 1995 led the Growth Series of SBL Fund to a rewarding 36.76% total return for its investors.* Signs of a slowing economy led us to seek out higher quality companies with historically consistent growth records through such periods. With the cyclicals' earnings expansion at its peak, profits at these top-caliber firms looked much better on a relative basis. Because of these holdings we enjoyed excellent returns, particularly in the fourth quarter of the year.

EMPHASIS ON QUALITY SERVED US WELL IN 1995

The consumer nondurables sector was our main emphasis as we sought out high quality food and health care stocks. Among these were familiar names such as PepsiCo Inc., McDonald's Corporation, Procter & Gamble Company, Merck Company, Inc. and Bristol-Myers Squibb Company. In an economic environment of moderate growth and low inflation, these kinds of companies have shown an ability to maintain consistent earnings increases.

Technology was perhaps the most newsworthy sector in 1995. We chose to invest in the technology-related computer services area, represented by companies such as Computer Sciences Corporation, a computer outsourcing company. We also selected nonhardware companies such as Microsoft Corporation. We moved out of many of our technology holdings in the fourth quarter, avoiding losses when the sector's attractiveness diminished in the eyes of some major institutional investors.

[UPPER RIGHT HAND CORNER, PHOTO OF THE SECURITY MANAGEMENT LARGE CAP TEAM: JOHN CLELAND, TERRY MILBERGER, CHUCK LAUBER]

THE SECURITY MANAGEMENT LARGE CAP TEAM:
JOHN CLELAND, TERRY MILBERGER, CHUCK LAUBER

A third area in which we were overweighted versus our benchmark index is the aerospace-defense industry. Many of these corporations are reaping the benefits of mergers and/or corporate restructurings, both of which lead to strengthened financial position when well managed. These stocks are a good fit in the value side of our "growth and value" mix, which is currently about 85% growth and 15% value.

Exposure to financial company stocks has also proven rewarding this year. Companies such as Federal National Mortgage Association profit from an environment of declining interest rates. Lower rates not only contribute to larger profit margins, but to increased business activity through mortgage refinancings and new home purchases as well.

[CLOCK LOGO]
SERIES A (GROWTH SERIES)
February 15, 1996


LOOKING AHEAD TO 1996

Going forward, we will continue the same game plan for the forseeable future. The equity teams at Security Management Company expect economic conditions to remain much the same at least through the first half of 1996, with slow but steady growth and stable or declining interest rates. Although we expect favorable markets, we aren't likely to see the gains that we experienced in 1995. Stock selection will be the key--the market winds will be in our faces rather than at our backs.

Terry Milberger
Senior Portfolio Manager


--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1995*

                1 Year        5 Years     10 Years
Series A        36.8%         18.3%       13.4%

* Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                              SERIES A VS. S&P 500

                             SBL FUND SERIES A               S&P 500
                             -----------------               -------
                                 $10,000                     $10,000
March 1986                       $11,040                     $11,407
June 1986                        $11,651                     $12,081
September 1986                   $10,296                     $11,240
December 1986                    $10,639                     $11,847
March 1987                       $13,315                     $14,374
June 1987                        $14,034                     $15,112
September 1987                   $15,033                     $16,113
December 1987                    $11,310                     $12,467
March 1988                       $11,967                     $13,199
June 1988                        $12,694                     $14,070
September 1988                   $12,300                     $14,124
December 1988                    $12,458                     $14,562
March 1989                       $13,661                     $15,586
June 1989                        $15,117                     $16,957
September 1989                   $17,498                     $18,763
December 1989                    $16,805                     $19,148
March 1990                       $16,154                     $18,570
June 1990                        $17,105                     $19,738
September 1990                   $14,058                     $17,017
December 1990                    $15,151                     $18,541
March 1991                       $17,817                     $21,240
June 1991                        $17,817                     $21,196
September 1991                   $18,877                     $22,337
December 1991                    $20,621                     $24,205
March 1992                       $20,872                     $23,587
June 1992                        $20,597                     $24,051
September 1992                   $20,640                     $24,796
December 1992                    $22,916                     $26,061
March 1993                       $24,078                     $27,178
June 1993                        $23,816                     $27,318
September 1993                   $25,269                     $28,016
December 1993                    $26,058                     $28,665
March 1994                       $25,164                     $27,571
June 1994                        $24,743                     $27,684
September 1994                   $25,963                     $29,047
December 1994                    $25,627                     $29,039
March 1995                       $27,981                     $31,867
June 1995                        $30,640                     $34,890
September 1995                   $33,015                     $37,664
December 1995                    $35,049                     $39,909

                             $10,000 OVER TEN YEARS

The chart above assumes a hypothetical $10,000 investment in Series A (Growth Series) on December 31, 1985, and reflects the fees and expenses of Series A. On December 31, 1995, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $35,049. By comparison, the same $10,000 investment would have grown to $39,909 based on the S&P 500 Index's performance.

[CLOCK LOGO]
SERIES B (GROWTH-INCOME SERIES)
February 15, 1996


Dear Contractholder:

The Growth-Income Series of the SBL Fund provided an outstanding total return in excess of 30% to its shareholders in 1995.* The portfolio's three-pronged strategy of growth, value, and income amply rewarded investors with long-term time horizons who were not frightened away by the difficult market period experienced in 1994.

GROWTH STOCKS OUTPERFORMED VALUE IN 1995

The greater part of total return in the year just completed was provided by our growth stock holdings. We focused on higher quality companies with historically consistent growth records, knowing that this type of company generally outperforms in periods of slow economic growth and declining interest rates. Consumer service firms such as Gillette Company (The) and Procter & Gamble Company, as well as drug and health care companies like Merck Company, Inc. and Bristol-Myers Squibb Company, are examples of consistent earners in the growth category.

In the Growth-lncome Series we maintain an orientation toward both growth and value types of stocks. The value sector was represented by holdings in aerospace-defense companies which are reaping the benefits of mergers and/or corporate restructurings, and by issues such as Dial Corporation which we perceived as mispriced in the markets. Because of this dual emphasis as well as an allocation of part of the assets to bonds, we devoted a smaller percentage of assets to the stronger-performing growth sector. This resulted in a slightly lower total return for the year than in the Growth Series (Series A), but met the needs of a different type of investor. Allocation during the year was approximately 60% to growth stocks, 20% to value stocks, and 20% to bonds.

[UPPER RIGHT HAND CORNER,  PHOTO OF THE SECURITY MANAGEMENT  GROWTH-INCOME TEAM:
CHUCK LAUBER, TERRY MILBERGER, TOM SWANK, JOHN CLELAND]

THE SECURITY MANAGEMENT GROWTH-INCOME TEAM:
CHUCK LAUBER, TERRY MILBERGER, TOM SWANK, JOHN
CLELAND

CONTRIBUTION FROM THE BOND MARKETS IN 1995

The high yield bond portion of the Series benefited from a large decline in interest rates and from being overweighted in defensive issues. Defensive bonds are ones issued by higher quality companies in the high-yield universe. They normally outperform lower rated issues when the economy is growing slowly. We held fewer bonds in basic industries such as paper and steel, while emphasizing financial firms and consumer noncyclicals such as hospital management companies.

[CLOCK LOGO]
SERIES B (GROWTH-INCOME SERIES)
February 15, 1996


Consumer-oriented companies were represented in the portfolio by names such as Carrol's Corporation, the largest owner of Burger King franchises, as well as by Continental Cablevision, Inc. (the third largest cable company in the United States), Rogers Communication (the largest media company in Canada), and Tenet Healthcare. In the finance sector, our First Nationwide Bank preferred stock holding was one which provided substantial gains for the portfolio.

LOOKING AHEAD TO 1996

The portfolio management teams at Security Management Company expect economic conditions to remain about the same through at least the first half of 1996, with slow, steady growth and stable or declining interest rates. Stock and bond selection will be the key. Diversification throughout the portfolio will play an important role as well. Although gains may not be as outstanding as in 1995, we still expect 1996 to be a rewarding year for investors.

Terry Milberger
Senior Portfolio Manager

Tom Swank
Portfolio Manager--High Yield Bonds

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                              SERIES B VS. S&P 500

                            SBL FUND SERIES B                S&P 500
                            -----------------                -------
                                 $10,000                     $10,000
March 1986                       $11,381                     $11,407
June 1986                        $12,135                     $12,081
September 1986                   $11,431                     $11,240
December 1986                    $11,917                     $11,847
March 1987                       $13,925                     $14,374
June 1987                        $14,476                     $15,112
September 1987                   $15,234                     $16,113
December 1987                    $12,355                     $12,467
March 1988                       $13,425                     $13,199
June 1988                        $14,439                     $14,070
September 1988                   $14,352                     $14,124
December 1988                    $14,736                     $14,562
March 1989                       $15,814                     $15,586
June 1989                        $17,120                     $16,957
September 1989                   $18,502                     $18,763
December 1989                    $18,923                     $19,148
March 1990                       $18,586                     $18,570
June 1990                        $19,041                     $19,738
September 1990                   $17,555                     $17,017
December 1990                    $18,083                     $18,541
March 1991                       $20,499                     $21,240
June 1991                        $20,928                     $21,196
September 1991                   $23,088                     $22,337
December 1991                    $24,906                     $24,205
March 1992                       $24,702                     $23,587
June 1992                        $23,737                     $24,051
September 1992                   $24,928                     $24,796
December 1992                    $26,472                     $26,061
March 1993                       $27,579                     $27,178
June 1993                        $27,865                     $27,318
September 1993                   $28,954                     $28,016
December 1993                    $29,012                     $28,665
March 1994                       $28,154                     $27,571
June 1994                        $27,148                     $27,684
September 1994                   $28,145                     $29,047
December 1994                    $28,145                     $29,039
March 1995                       $29,969                     $31,867
June 1995                        $32,567                     $34,890
September 1995                   $34,925                     $37,664
December 1995                    $36,607                     $39,909

                             $10,000 OVER TEN YEARS

The chart above assumes a hypothetical $10,000 investment in Series B (Growth-Income Series) on December 31, 1985, and reflects the fees and expenses of Series B. On December 31, 1995, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $36,607. By comparison, the same $10,000 investment would have grown to $39,909 based on the S&P 500 Index's performance.

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1995*

                1 Year        5 Years     10 Years
Series B        30.1%         15.1%       13.9%

* Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

[CLOCK LOGO]
SERIES C (MONEY MARKET SERIES)
February 15, 1996


Dear Contractholder:

Money market funds in 1995 provided interest rates that were competitive with those of many intermediate-term bonds. The Money Market Series of SBL Fund returned 5.4% for the year on a high quality portfolio that invested only in top-tier commercial paper and government agency securities.*

INFLUENCES ON SHORT-TERM FIXED INCOME MARKETS

The Federal Reserve Open Market Committee continued its fight against inflation throughout 1995 by keeping the target rate on Federal Funds, the excess funds banks loan each other overnight, between 5.50% and 5.75% throughout the year. This proved to be good for the economy in general as prices remained stable in a slow-growth atmosphere. It also kept interest rates on short-term investments used in money market funds at very attractive levels, considering that inflation remained around 3% throughout the year.

The Money Market Series, like other money market funds, must invest its assets in accordance with strict regulatory requirements. These regulations require that we invest at least 95% of the Series' assets in commercial paper that is rated in the highest bracket by standard rating agencies. These include names such as Coca-Cola, General Electric, Wal-Mart, McGraw Hill, and other major corporations. Additionally we purchase short-term paper issued by agencies of the Federal government, considered to be of the highest credit quality. As with other money market funds, safety of principal is our utmost concern.

LOOKING AHEAD TO 1996

We expect that the Federal Reserve will see that it has accomplished its goal of containing inflation and will begin to lower short-term interest rates in the early part of 1996. We will continue to search out assets with competitive yields in order to maximize returns to investors without sacrificing credit quality.

Jane Tedder
Senior Portfolio Manager


--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1995*

                1 Year        5 Years     10 Years
Series C        5.4%          3.4%        5.4%

* Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

[CLOCK LOGO]
SERIES D (WORLDWIDE EQUITY SERIES)
February 15, 1996


[LEXINGTON MANAGEMENT CORPORATION LOGO]
Subadvisor, Lexington Management Corporation
Portfolio Managers, Richard Sayler and Alan Wapnik

Dear Contractholder:

Worldwide Equity Series enjoyed a strong fourth quarter but still fell short of the averages due to weak first half performance. The Morgan Stanley Capital International (MSCI) World Index advanced 4.8% during the fourth quarter and a strong 20.7% for all of 1995. The average global fund appreciated 1.3% during the fourth quarter and 16.1% for 1995, according to Lipper Analytical Services, Inc. Series D gained 3.35% during the fourth quarter and 10.86% for the year.*

GLOBAL  STOCK  PERFORMANCE  IN 1995

The MSCI World Index has a 40% weighting in U.S. equities, which strongly outperformed international equities in 1995. Since most global funds seek greater diversification, they tend to underperform the MSCI World Index when U.
S. equities greatly outperform international stocks. The Worldwide Equity Series underperformed its peers in the first half because of a light weighting in U. S. equities, particularly in the technology sector. The European equity market, particularly the United Kingdom, was another strong performer which was underweighted in the portfolio.

The Series enjoyed a strong fourth quarter because of an overweighting of Japanese stocks, an underweighting of poorly performing Scandinavian equities, and an underweighting in certain U.S. technology stocks. We benefited as well from declining interest rates, particularly in Europe, where a large concentration of interest sensitive stocks performed well.

European equities had a good year in 1995, although returns could not match those of the strong United States markets. The MSCI European Index appreciated 21.6% for the year, as European equities were stimulated by falling interest rates. Ten year German bonds began the year yielding 7.3% and ended 1995 at 5.99%. Growth in Europe slowed throughout the year. Consumer spending remained weak on the European continent due to structurally high unemployment, at 10% in Germany, 12% in France, and 23% in Spain. Unemployment remained a problem due to high labor costs which flourished under restrictive labor laws. Governments are trying to ease these practices, but it is politically difficult. European companies are cutting costs by closing or moving production to lower cost countries.

Japanese stocks performed poorly in the first six months of 1995. The first half of the year was marked by a terrible earthquake in Kobe (an important industrial city in Japan) and by the strong yen. Sensing the urgency of a Japanese economy facing accelerating deflation and possibly depression, Japanese authorities finally addressed their economic problems. The Bank of Japan aggressively added liquidity to the system and intervened in currency markets. The Ministry of Finance announced measures to encourage investment of capital abroad, and the Japanese government passed a $130 billion fiscal stimulative package. Japanese equities recovered

[CLOCK LOGO]
SERIES D (WORLDWIDE EQUITY SERIES)
February 15, 1996


during the second half of the year as the yen weakened back to 100 yen to the dollar and short-term interest rates fell below 1/2%.

LOOKING AHEAD TO 1996

The outlook for 1996 is still constructive. Corporate profits in Japan are set to surge from depressed levels if Japanese Gross Domestic Product can achieve even a modest recovery. The Worldwide Equity Series has hedged positions on most of its Japanese holdings to protect returns in the event of a weak yen. We believe European equities will also perform well as economic activity remains subdued; interest rates will help support equities as they continue downward. U.S. equities are likely to underperform international stocks in 1996 because it will be difficult for margins to expand further from their current lofty levels. In our view, the outlook for emerging markets is greatly improved after two years of negative returns. Valuation levels are reasonable and in places like Eastern Europe are outstanding.

The Series begins 1996 with an overweight position in Japan, 80% of which is hedged back into U. S. dollars. Japanese equities offer strong earnings prospects, and will enjoy the monetary stimulus from the Bank of Japan. The Series continues to hold approximately 30% in European equities, as interest sensitive stocks will continue to perform well in a climate of falling interest rates. Emerging markets will become a bigger focus as prospects have greatly improved after two years of negative returns. Finally, U.S. stocks comprise 20% of the Series. We remain underweighted in U.S. issues due to unattractive valuations when viewed in light of single digit earnings growth forecasts for 1996.

Richard T. Saler and Alan H. Wapnick
Portfolio Managers

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                       SERIES D VS. MSCI WORLD INDEX AND
                        LEHMAN BROTHERS HIGH-YIELD INDEX

                                                        LEHMAN BROTHERS
                   SBL FUND SERIES D  MSCI WORLD INDEX  HIGH-YIELD INDEX
                   -----------------  ----------------  ----------------
                       $10,000            $10,000           $10,000
March 1986             $10,511            $12,156           $10,901
June 1986              $10,817            $12,965           $11,315
September 1986         $10,664            $13,657           $11,512
December 1986          $10,448            $14,280           $11,715
March 1987             $10,970            $17,515           $12,529
June 1987              $10,493            $18,567           $12,343
September 1987         $10,191            $19,718           $12,065
December 1987           $9,832            $16,674           $12,308
March 1988             $10,364            $18,628           $12,990
June 1988              $10,315            $18,470           $13,298
September 1988         $10,303            $18,548           $13,533
December 1988          $10,315            $20,667           $13,841
March 1989             $10,279            $21,154           $14,007
June 1989              $10,327            $20,884           $14,511
September 1989         $10,090            $23,333           $14,298
December 1989           $9,399            $24,221           $13,953
March 1990              $8,579            $20,775           $13,731
June 1990               $8,651            $22,483           $14,305
September 1990          $7,995            $18,407           $12,832
December 1990           $7,263            $20,219           $12,630
March 1991              $7,848            $22,236           $15,103
June 1991               $7,610            $21,513           $16,197
September 1991          $8,042            $23,060           $17,313
December 1991           $8,188            $24,056           $18,230
March 1992              $7,979            $22,121           $19,548
June 1992               $8,105            $22,551           $20,082
September 1992          $7,725            $22,960           $20,853
December 1992           $7,979            $22,934           $21,060
March 1993              $8,828            $24,935           $22,315
June 1993               $9,274            $26,481           $23,243
September 1993          $9,923            $27,756           $23,724
December 1993          $10,497            $28,238           $24,611
March 1994             $10,582            $28,444           $24,127
June 1994              $10,773            $29,332           $24,047
September 1994         $11,166            $29,997           $24,424
December 1994          $10,783            $29,814           $24,351
March 1995                                $31,249           $25,802
June 1995                                 $32,623           $27,384
September 1995                            $34,487           $28,159
December 1995          $11,955            $36,170           $29,032

                             $10,000 OVER TEN YEARS

The chart above assumes a hypothetical $10,000 investment in Series D (Worldwide Equity Series) on December 31, 1985, and reflects the fees and expenses of Series D. On December 31, 1995, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $11,955. By comparison, the same $10,000 investment would have grown to $36,170 based on the MSCI Index's performance.

For the period of December 31, 1985 through April 30, 1991, the investment objective of Series D was to seek high current income by investing primarily in higher yielding, higher risk debt securities. For this period the Lehman Brother High yield index was the appropriate benchmark index. Effective May 1, 1991, the investment objective of Series D was changed to seek long-term growth of capital primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States. The appropriate benchmark index from that date is the Morgan Stanley Capital International World Index.

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1995*

                1 Year         5 Years        10 Years
Series D        10.9%          10.5%          1.8%

* Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

[CLOCK LOGO]
SERIES E (HIGH GRADE INCOME SERIES)
February 15, 1996


Dear Contractholder:

What a difference a year makes! In 1994 bonds took the worst beating since the Depression years, but investors who kept their long term goals in mind rode out the storm. By the end of May 1995, those patient investors had recouped all of their 1994 losses and then reaped additional gains throughout the balance of the year. The brave individuals who continued to make regular monthly purchases through the "dark year" of 1994 can now attest to the benefits of dollar cost averaging.* At year's end, 1995 had turned out to be an extremely rewarding year for fixed income investors.

FACTORS DRIVING BOND PERFORMANCE IN 1995

Perhaps the single most important factor behind the 1995 bond market rally was the realization on the part of investors that inflation was indeed under control. The Federal Reserve's Open Market Committee remained steadfast in their fight, holding short term interest rates at or above 5-1/2% throughout the year. Long term bonds once again became attractive, and investor demand drove their prices higher.

The High Grade Income Series with its long-term orientation made the most of rising bond prices, returning 18.60% to its investors in 1995.** The assets were invested primarily in corporate issues, which tend to outperform government bonds in rising markets. At year end the portfolio consisted of about 25% government and Federal agency issues, 1% in cash, and the remaining 74% in corporates. Within the corporate sector emphasis was placed on single-A rated issues, which generally gain more than their higher rated counterparts when the market moves up.

[UPPER RIGHT HAND CORNER,  PHOTO OF THE SECURITY  MANAGEMENT  FIXED-INCOME TEAM:
ELAINE  MILLER,  JANE TEDDER,  GREG  HAMILTON,  JOHN CLELAND,  TOM SWANK,  STEVE
BOWSER]

THE SECURITY MANAGEMENT FIXED-INCOME TEAM:
ELAINE MILLER, JANE TEDDER, GREG HAMILTON, JOHN
CLELAND, TOM SWANK, STEVE BOWSER

MARKET SECTOR DETAILS

The highest-performing sector of the corporate bond market was industrials, represented in our portfolio by such names as Eli Lilly, Lockheed Martin, and Ralston Purina. Industrials as a group were up nearly 23% in 1995. Financial issues were excellent as well, rising over 20% during the year. This sector of our portfolio includes banks such as NBD Bancorp and Bank of Montreal, finance companies like International Lease Finance and General Motors Acceptance Corporation, and brokerage firms including Morgan Stanley Group and Lehman Brothers.

The utility sector of the corporate bond market also did very well, increasing over 22% in value. Our portfolio was underweighted in this area because of my fear of the impact of changing regulatory restrictions. International issues were strong performers in the index, but

[CLOCK LOGO]
SERIES E (HIGH GRADE INCOME SERIES)
February 15, 1996


again were underrepresented in our portfolio because of prospectus limitations which allowed us to invest outside of the United States only in Canadian issues.

LOOKING AHEAD TO 1996

The fixed income portfolio team at Security Management Company is optimistic about bonds in the months ahead. Although we don't expect the stellar returns achieved in 1995, we believe that there is still room for interest rates to decline further, resulting in an increase in bond prices. At this writing, the debate over a balanced Federal budget is unresolved, and short term interest rates still remain at historically high levels. Once uncertainty over these two issues is removed, we think that bonds will stage another rally that could take long-term interest rates again below 6%. It is possible that rates could go another 50 basis points lower to 5-1/2%. Combining this upward price movement with a steady coupon interest stream, we feel that total returns for 1996 will once again reward patient long-term investors.

Jane Tedder
Senior Portfolio Manager

*Dollar cost averaging does not assure a profit or protect against loss in a declining market.

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                          SERIES E VS. LEHMAN BROTHERS
                           GOVERNMENT/CORPORATE INDEX

                     SBL FUND SERIES E       LEHMAN BROTHERS GOVT./CORP. INDEX
                     -----------------       ---------------------------------
                          $10,000                        $10,000
March 1986                $10,353                        $10,853
June 1986                 $10,362                        $10,996
September 1986            $10,768                        $11,217
December 1986             $10,962                        $11,560
March 1987                $11,175                        $11,732
June 1987                 $11,027                        $11,510
September 1987            $10,646                        $11,174
December 1987             $11,221                        $11,826
March 1988                $11,510                        $12,250
June 1988                 $11,649                        $12,371
September 1988            $11,874                        $12,602
December 1988             $12,034                        $12,724
March 1989                $12,120                        $12,864
June 1989                 $13,105                        $13,899
September 1989            $13,143                        $14,029
December 1989             $13,466                        $14,535
March 1990                $13,328                        $14,369
June 1990                 $13,883                        $14,887
September 1990            $13,777                        $14,977
December 1990             $14,368                        $15,741
March 1991                $14,848                        $16,165
June 1991                 $15,107                        $16,409
September 1991            $15,953                        $17,354
December 1991             $16,805                        $18,279
March 1992                $16,595                        $18,004
June 1992                 $17,224                        $18,735
September 1992            $17,931                        $19,650
December 1992             $18,056                        $19,664
March 1993                $19,123                        $20,580
June 1993                 $19,789                        $21,199
September 1993            $20,660                        $21,902
December 1993             $20,335                        $21,839
March 1994                $19,406                        $21,152
June 1994                 $18,830                        $20,890
September 1994            $18,827                        $20,995
December 1994             $18,925                        $21,072
March 1995                $19,829                        $22,122
June 1995                 $20,831                        $23,556
September 1995            $21,294                        $24,007
December 1995             $22,446                        $25,126

                             $10,000 OVER TEN YEARS

The chart above assumes a hypothetical $10,000 investment in Series E (High Grade Income Series) on December 31, 1985, and reflects the fees and expenses of Series E. On December 31, 1995, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $22,446. By comparison, the same $10,000 investment would have grown to $25,126 based on the Lehman Brothers Government/Corporate Index's performance.

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1995**

                  1 Year         5 Years       10 Years
Series E          18.6%          9.3%          8.4%

**Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

[CLOCK LOGO]
SERIES J (EMERGING GROWTH SERIES)
February 15, 1996


Dear Contractholder:

The Emerging Growth Series of the SBL Fund provided its investors with a generous 19.49% return in the year just completed.* Although 1995 was a wonderful year for the stock markets overall, the larger capitalization companies outperformed the smaller ones in three of the four quarters. Because this Series invests primarily in those smaller firms, it lagged the general stock markets despite its strong performance.

FACTORS WHICH AFFECTED PERFORMANCE IN 1995

An overweighting in health care stocks during the year helped our results. In this area we focused particularly on medical device manufacturing companies. St. Jude Medical, a maker of items such as heart valves and pacemakers, increased 62% for the year. Guidant, a company spun off from the large drug manufacturer Eli Lilly, has received FDA approval for its pectoral implantable defibrillator and is now selling the product. Guidant was up an astounding 164% in 1995.

Most of the year the portfolio was intentionally underweighted in the retail sector compared with its benchmark index. We recognized that the retail industry had a problem of simply too many stores serving consumers--a condition known as capacity oversupply. Consumer credit has increased to historically very high levels, curtailing individuals' ability to spend. This, coupled with uncertainty about job security as layoffs continued throughout the economy, kept shoppers out of stores. Retail stocks as a group performed poorly much of the year.

[UPPER RIGHT  HAND CORNER,  PHOTO OF THE  SECURITY  MANAGEMENT  SMALL CAP  TEAM:
LARRY VALENCIA, FRANK WHITSELL, CINDY SHIELDS, JOHN CLELAND]

THE SECURITY MANAGEMENT SMALL CAP TEAM:
LARRY VALENCIA, FRANK WHITSELL, CINDY SHIELDS,
JOHN CLELAND

The Series was also underweighted in the technology sector during the first half of the year, which limited our total return compared with the market in general. As we moved into the second half of 1995, we added technology names to the portfolio. For example, Bay Networks is the final product of a combination of two tech firms, and is benefiting from cost-cutting measures put in place after the consolidation. Many major corporations are in the process of installing networking systems or upgrading those currently owned; Bay Networks manufactures the routers and hubs needed to accomplish this.

LOOKING AHEAD TO 1996

It will be hard to match 1995's stock market performance in 1996. Although such large returns may not be in the cards, we do think that 1996 will be a good year for equity investors. We believe there are three factors which could lead small capitalization stocks to outperform the general market: a cut in the

[CLOCK LOGO]
SERIES J (EMERGING GROWTH SERIES)
February 15, 1996


capital gains tax, a rising U.S. dollar versus foreign currencies, and an expanding domestic economy. We will watch for these events and monitor other conditions in order to position the portfolio to best benefit our investors.

Cindy Shields
Portfolio Manager

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1995*

                  1 Year            Since Inception
                                    (10-1-92)
Series J          19.5%             15.7%

* Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                            SERIES J VS. S&P MIDCAP
                                  AND S&P 500

                            SBL FUND SERIES J        S&P MIDCAP        S&P 500
                            -----------------        ----------        -------
                                $10,000               $10,000          $10,000
December 1992                   $12,470               $11,175          $10,510
March 1993                      $13,040               $11,541          $10,960
June 1993                       $12,980               $11,810          $11,017
September 1993                  $13,811               $12,405          $11,299
December 1993                   $14,171               $12,735          $11,560
March 1994                      $13,191               $12,252          $11,119
June 1994                       $12,111               $11,806          $11,164
September 1994                  $13,268               $12,605          $11,714
December 1994                   $13,448               $12,280          $11,711
March 1995                      $13,858               $13,285          $12,851
June 1995                       $14,709               $14,444          $14,071
September 1995                  $16,490               $15,853          $15,189
December 1995                   $16,070               $16,080          $16,095

                             $10,000 SINCE INCEPTION

This chart references a change in Series J's benchmark index. Series J's new benchmark index is the Standard & Poor's Midcap stock index. We believe the capitalization of the stocks in the S&P Midcap more closely reflect the securities Series J purchases.

The chart above assumes a hypothetical $10,000 investment in Series J (Emerging Growth Series) on October 1, 1992, and reflects the fees and expenses of Series
J. On December 31, 1995, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $16,070. By comparison, the same $10,000 investment would have grown to $16,080 based on the S&P Midcap Index's performance and $16,095 based on the S&P500.

[CLOCK LOGO]
SERIES K (GLOBAL AGGRESSIVE BOND SERIES)
February 15, 1996


[LEXINGTON MANAGEMENT CORPORATION AND MFR ADVISORS, INC. LOGOS]

SUBADVISORS, MFR ADVISORS, INC., AND LEXINGTON MANAGEMENT
CORPORATION
PORTFOLIO MANAGERS, MARIA FIORINI RAMIREZ AND DENIS JAMISON

Dear Contractholder:

The Global Aggressive Bond Series enjoyed an excellent first seven months. The Series boasts a 7.6% total return from June 1 through December 31, 1995.* The Series is off to a fast start in the new year and we are optimistic about the prospects for all of 1996.

Investors in the Series haven't seen a decline in its income despite a drop in U.S. interest rates. Yields overseas, particularly in certain transitional economies, are much higher than those at home. The Series ended 1995 with a standardized yield well in excess of 9%. We believe this level will be maintained in the quarters ahead.

THE GLOBAL VIEW

Global bond investing often requires taking some less traveled roads. Over the years, money managers have sold global and international bond funds as a way of diversifying investment portfolios and reducing overall risk. They reasoned that bond price movements in one country--the United States, for example--would move independently of those in another country, such as Germany. Unfortunately, the ongoing globalization of the world's economies, the ease with which capital moves, and the flow of readily accessible financial information help to ensure greater correlation of returns among the world's developed bond markets.
Therefore, we think investors need to expand their investment parameters and seek out markets that offer the possibility of noncorrelated returns. Fortunately, many of these markets offer high current income and profit potential as well. Of course, many of these markets also present additional risks.

PORTFOLIO POSITIONING IN 1995

The Global Aggressive Bond Series currently stresses bonds in certain transitional markets, particularly in Eastern Europe and South Africa. We think the U. S. bond market, and by extension most of the world's developed markets, are fully priced. Meanwhile the economies of Eastern Europe and South Africa need to attract capital and are offering yields and investor incentives to assure that the capital keeps flowing.

We closed 1995 with major positions in Portugal, Poland, and South Africa. Together they totaled 26% of the Series' assets. All three economies have strong growth potential, relatively stable currencies, and governments committed to fiscal restraint as well as proinvestor economic policies. Moreover, their bond markets currently provide huge income advantages over those of the traditional developed markets.

EMPHASIS ON DIVERSIFICATION

Aside from our  concentration  on  transitional

[CLOCK LOGO]
SERIES K (GLOBAL AGGRESSIVE BOND SERIES)
February 15, 1996


economies, the Series seeks to strike a balance between developed market and LDC (less developed country) debt. This diversification tends to mitigate volatility. Although the past volatility of the Series is not necessarily indicative of future volatility, over the last seven months the price volatility of the Series has been comparable to that of ten-year U.S. Treasury Notes.

We thank our investors for their continued loyalty and support.

Maria Fiorini Ramirez
Portfolio Manager

Denis P. Jamison
Portfolio Manager

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1995*

                                Since Inception
                                   (6-1-95)
Series K                             7.6%**

 *Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The return has not been annualized

--------------------------------------------------------------------------------

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                          SERIES K VS. LEHMAN BROTHERS
                               GLOBAL BOND INDEX

                      SBL FUND SERIES K     LEHMAN BROTHERS GLOBAL BOND INDEX
                      -----------------     ---------------------------------
                        $10,000                       $10,000
June 1995                $9,960                       $10,069
July 1995               $10,100                       $10,140
August 1995             $10,110                        $9,907
September 1995          $10,360                       $10,131
October 1995            $10,450                       $10,245
November 1995           $10,500                       $10,355
December 1995           $10,761                       $10,508

                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series K (Global Aggressive Bond Series) on June 1, 1995, and reflects the fees and expenses of Series K. On December 31, 1995, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $10,761. By comparison, the same $10,000 investment would have grown to $10,508 based on the Lehman Brothers Global Bond Index's performance.

[CLOCK LOGO]
SERIES M (SPECIALIZED ASSET ALLOCATION SERIES)
February 15, 1996


[MERIDIAN INVESTMENT MANAGEMENT LOGO]

MANAGED BY SECURITY MANAGEMENT COMPANY
RESEARCH PROVIDED BY MERIDIAN INVESTMENT MANAGEMENT CORPORATION
AND TEMPLETON QUANTITATIVE ADVISORS, INC.

Dear Contractholder:

The Specialized Asset Allocation Series for the period from its inception on June 1 through December 31 returned 7.10%.* Because of the nature of this Series, it is difficult to compare its performance to a single market index. The U.S. stock market was the top performing market globally this year--during the seven month period since June 1 the S&P 500 returned 17.08% including reinvested dividends. In contrast, the Financial Times Actuarial World Index excluding the U.S., a proxy for the performance of international markets as a group, returned 5.02% in U.S. dollars over the same time period.

SECTOR ALLOCATION DURING 1995

The Series ended the year with only slight allocation shifts from its position at inception. At year end the allocation was 40% to U.S. stocks, 35% to international stocks, 15% to U.S. bonds, and 10% to real estate (through real estate investment trusts). During the third quarter 5% of the assets were reallocated from the U. S. bond category to real estate. The portfolio currently has no allocation to the other available asset classes (international bonds, gold, and cash.) A small cash position (usually less than 3%) is maintained for liquidity purposes, but a deliberately large allocation is not included unless the portfolio is taking a defensive posture.

The benchmark asset allocation of the Series is 40% U.S. stocks, 25% international stocks, 20% U.S. bonds, 10% real estate, and 5% cash. At year end relative to its benchmark allocation the Series is overweighted in international stocks, moderately underweighted in the U.S. bond market, and has no cash position. In years such as 1995 when the U.S. stock market vastly outperforms other sectors, total return of a portfolio diversified among broad sectors will be less than that of a portfolio invested 100% in the outperforming sector. Over time, however, a diversified portfolio is expected to reduce risk while providing competitive returns.

The U.S. stock allocation is divided among thirteen sectors. Included is a modest technology weighting with 4.3% in computer stocks such as Dell, IBM, and Sun Microsystems. The most recent sector additions have been Telecommunications (.9%), Recreation and Leisure (3.7%), and Metals and Mining (2.6%). Holdings in these groups include Ameritech, GTE and Sprint in Telecommunications; Walt Disney, Harley Davidson, and Callaway Golf in the Recreation and Entertainment sectors; and Phelps Dodge, Alcoa, and Magma Copper in the Metals and Mining category.

LOOKING AHEAD TO 1996

The strategists at Meridian Investment Management Corporation, the provider of asset

[CLOCK LOGO]
SERIES M (SPECIALIZED ASSET ALLOCATION SERIES)
February 15, 1996


allocation research services to the Series, believe there are still pockets of value within the U. S. market. Several of the sectors within the U. S. allocation underperformed in 1995. Dr. Craig Callahan, Chief Investment Officer at Meridian, looks for these areas to play "catch-up" in 1996.

The international equity portion of the Series is currently invested in Japan, Germany, Hong Kong, Belgium, and the United Kingdom. The Japanese market has experienced stellar performance recently with the benchmark Nikkei 225 index jumping from 18,000 in the early part of November to just under 20,000 at the end of the year. The German and United Kingdom markets also reached new highs in the fourth quarter of 1995. While these markets have been good performers lately, they still lag the performance of the U. S. market. We look for our international equity holdings to perform well in 1996 compared with the domestic market.

Greg A. Hamilton
Portfolio Manager

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                           SERIES M VS. BLENDED INDEX
                                  AND S&P 500

                         SBL FUND SERIES M        BLENDED INDEX       S&P 500
                         -----------------        -------------       -------
                              $10,000                $10,000          $10,000
June 1995                     $10,080                $10,100          $10,200
July 1995                     $10,390                $10,400          $10,600
August 1995                   $10,390                $10,300          $10,600
September 1995                $10,490                $10,600          $11,100
October 1995                  $10,340                $10,500          $11,100
November 1995                 $10,610                $10,800          $11,500
December 1995                 $10,710                $11,100          $11,700

                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series M (Specialized Asset Allocation Series) on June 1, 1995, and reflects the fees and expenses of Series M. On December 31, 1995, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $10,710. By comparison, the same $10,000 investment would have grown to $11,700 based on the S&P 500 Index's performance. By comparison, the same $10,000 investment would have grown to $11,100 based the blended index of 40% S&P 500, 25% Financial Times World Index, 20% Lehman Brothers Aggregate Bond Index, 10% Wilshire Real Estate Securities Index and 5% 91-Day Treasury Bill Yield.

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1995*

                               Since Inception
                                  (6-1-95)
Series M                            7.1%**

 *Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The return has not been annualized.

--------------------------------------------------------------------------------

[CLOCK LOGO]
SERIES N (MANAGED ASSET ALLOCATION SERIES)
February 15, 1996


[T. ROWE PRICE LOGO]

SUBADVISOR, T. ROWE PRICE ASSOCIATES, INC.
PORTFOLIO MANAGER, NED NORTON


Dear Contractholder:

The investment committee for the Managed Asset Allocation Series meets monthly to adjust the weightings of stocks, bonds, and money market securities within the appropriate ranges of the portfolio, based on market conditions and economic fundamentals. The committee has maintained a strategy of overweighting bonds because of relatively high stock valuations, while keeping cash equivalents close to minimum levels. Actual allocations on December 31 are shown in the Strategy Review section of this letter.

MARKET REVIEW

The economy slowed from 1994's robust pace to an annualized rate of 1.3% in the second quarter of 1995. Although GDP growth increased to 4.2% in the third quarter, we view this as something of a rebound from the slow second quarter. We expect economic growth to be closer to its historical trend between 2.0% and 2.5% in the final quarter of the year. The slowing economy along with relatively benign inflation resulted in falling interest rates over the year.

Stocks generated exceptional returns during the year. The unmanaged Standard & Poor's 500 Stock Index registered a total return of 17.08% from June 1 (the date of inception of the Managed Asset Allocation Series) through the end of the year. The NASDAQ Composite Index, which tracks smaller company stocks primarily, posted a return of 21.24% for the same period. International stocks fared worse overall, as most foreign markets trailed the U. S.

Bonds also enjoyed powerful returns, as the thirty-year Treasury bond fell from 6.64% at the beginning of June to 5.94% at December 31. During the same period the Lehman Aggregate Bond Index increased 7.84%. Short-term rates declined, as well, although not to the same extent. The U.S. dollar gained ground against most major currencies, diminishing returns for U. S. investors in foreign bonds.

STRATEGY REVIEW

The objective of the Managed Asset Allocation Series is to provide the highest total return consistent with an emphasis on both income and capital appreciation. The typical asset mix is 60% stocks and 40% bonds, with 10% variations permitted for each asset class. On December 31, the Series had 50% of its assets in stocks and 50% in bonds.

We were overweighted in bonds since stock valuations appeared high. However, this bond concentration held back performance as the stock market continued to register stunning returns during the latter part of the year, extending their earlier gains. We continued to favor growth over value stocks, since slowing economic growth usually favors companies able to sustain earnings momentum even during an economic slowdown.

[CLOCK LOGO]
SERIES N (MANAGED ASSET ALLOCATION SERIES)
February 15, 1996


Our model's current 44% allocation to fixed income securities is broken down to include 74% investment grade domestic bonds, 18% high yield bonds, and 8% foreign bonds. Within our model's 56% equity exposure, we have allocated 54% to large cap stocks, 18% to small cap issues, and 28% to foreign stocks. We continue to overweight small cap stocks due to their undervaluations relative to large capitalization stocks. We also feel that foreign stocks have attractive growth opportunities.

OUTLOOK

We anticipate a relatively stable interest rate environment in the months ahead. Should the growth of corporate earnings slow from the current pace, the stock market could experience the correction that has been long anticipated for some quarters. We would increase our exposure to stocks in that event. Meanwhile, any further decline in interest rates in the months ahead will also benefit fixed income investors. It is unlikely that the impressive returns of the past year can be sustained indefinitely, but the present economic environment bodes well for both stocks and bonds.

Ned Notson
Portfolio Manager

Investing in foreign countries involves risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                        SERIES N VS. S&P 500 AND LEHMAN
                         BROTHERS AGGREGATE BOND INDEX

                                                             LEHMAN BROTHERS
                    SBL FUND SERIES N       S&P 500        AGGREGATE BOND INDEX
                    -----------------       -------        --------------------
                        $10,000             $10,000               $10,000
June 1995               $10,070             $10,200               $10,100
July 1995               $10,310             $10,600               $10,100
August 1995             $10,230             $10,600               $10,200
September 1995          $10,440             $11,100               $10,300
October 1995            $10,410             $11,100               $10,400
November 1995           $11,360             $11,500               $10,600
December 1995           $10,730             $11,700               $10,700

                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series N (Managed Asset Allocation Series) on June 1, 1995, and reflects the fees and expenses of Series N. On December 31, 1995, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $10,730. By comparison, the same $10,000 investment would have grown to $10,700 based on the Lehman Brothers Aggregate Bond Index's performance and $11,708 based on the S&P 500 Index's performance.

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1995*

                               Since Inception
                                  (6-1-95)
Series N                            7.3%**

 *Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The return has not been annualized.

--------------------------------------------------------------------------------

[CLOCK LOGO]
SERIES O (EQUITY INCOME SERIES)
February 15, 1996


[T. ROWE PRICE LOGO]

SUBADVISOR, T. ROWE PRICE ASSOCIATES, INC.
PORTFOLIO MANAGER, BRIAN ROGERS

Dear Contractholder.

The equity market performed extremely well in 1995 reflecting strong corporate earnings, low inflation, a benign interest rate environment, and strong investor demand. The unmanaged Standard & Poor's 500 Stock Index, which was up 37.58%, concluded its best year since 1958 and posted one of the strongest 12-month returns in history.

The Equity Income Series did particularly well over the seven months since its inception June 1, 1995, with a total return of 17% versus the S&P 500's 17.08% for the same time period.* Since our conservative investment approach sometimes lags the broad index in unusually robust markets, we were pleased with the year's results. Keep in mind that the generally conservative nature of your Series' investments is also tailored to minimize loss in a declining market. Of course investors should also remember that this is an equity investment. As such, its share price is subject to fluctuation.

PORTFOLIO REVIEW

The strong performance of many financial stocks, the positive contribution of our holdings in the health care sector, and gains generated by large-capitalization consumer products stocks were among the most important influences on 1995 results. Our investments in companies such as J.P. Morgan, First Interstate Bank, Sallie Mae, and Travelers were particularly profitable.

Pharmaceutical stocks also performed extremely well. Some of the successful investments we made in this sector were trimmed later in the year. After stocks such as Eli Lilly and Schering Plough appreciated in value, our valuation discipline encouraged us to reinvest some of the assets into more undervalued stocks with attractive dividend yields. We also eliminated Halliburton, an oil well services and engineering firm, following a runup in its share price.

Over the past six months, the prices of many cyclical stocks fell as investors worried about the durability of corporate earnings in 1996. The decline in the value of such stocks as Union Camp, Betz Laboratories, International Paper, and DuPont rendered them exceedingly attractive, in our view.

SUMMARY AND OUTLOOK

We anticipate positive but slowing economic growth along with a more challenging stock market environment in 1996. Instead of making more detailed economic and market forecasts, we would like to reiterate our primary emphasis which is on sound, conservatively based investments. This has been the hallmark of our approach, in almost any market environment, we believe there will be intriguing opportunities on which to capitalize profitably. As always, we appreciate your continued confidence and support.

Brian C. Rogers
Portfolio Manager

Investing in foreign countries involves risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

[CLOCK LOGO]
SERIES O (EQUITY INCOME SERIES)
February 15, 1996

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1995*

                                 Since Inception
                                    (6-1-95)
Series O                             17.0%**

 *Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**The return has not been annualized.

--------------------------------------------------------------------------------

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                              SERIES O VS. S&P 500

                             SBL FUND SERIES O                   S&P 500
                             -----------------                   -------
                                  $10,000                        $10,000
June 1995                         $10,060                        $10,200
July 1995                         $10,250                        $10,600
August 1995                       $10,400                        $10,600
September 1995                    $10,790                        $11,100
October 1995                      $10,910                        $11,100
November 1995                     $11,360                        $11,500
December 1995                     $11,700                        $11,700

                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series O (Equity Income Series) on June 1, 1995, and reflects the fees and expenses of Series O. On December 31, 1995, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $11,700. By comparison, the same $10,000 investment would have grown to $11,708 based on the S&P 500 Index's performance.

[CLOCK LOGO]
SERIES S (SOCIAL AWARENESS SERIES)
February 15, 1996


Dear Contractholders:

The primary goal of the Social Awareness Series is to provide competitive returns through investment in socially responsible companies. Although many investors select funds of this nature because of their personal convictions, they are able to achieve attractive investment results at the same time. In 1995 the Social Awareness Series returned 27.7% to its investors.*

PERFORMANCE OF THE SOCIAL AWARENESS SERIES IN 1995

The orientation of the Social Awareness Series toward larger-capitalization companies in the year just completed helped its performance, reflecting the trend in the broader markets. Throughout the year we owned a number of high quality, consistent growth firms. The portfolio was underweighted in technology stocks during the first half of the year, which hindered results during that period. However, we adjusted in midyear and participated in the strong performance of that market sector. Other industries represented in the portfolio which made strong contributions to total return were health care and financial companies.

The socially-aware screening requirements of the Series frequently draw us to smaller capitalization companies as well, because many younger, smaller firms from the outset have pursued high standards with respect to human resources issues and the environment. In times when small-cap companies outperform the general markets, the Series will do better also. In years such as the one just completed, when the larger-cap stocks were leaders, we have tended to underperform the indexes. In 1995 about one-third of the portfolio was invested in small-cap stocks. Over time, though, we believe the mixture in the Series will provide competitive returns for our investors.

EXAMPLES OF OUTSTANDING SOCIAL AWARENESS IN CORPORATE AMERICA

One of our holdings, Boston Market (formerly Boston Chicken), is a rapidly-expanding restaurant chain. The company sets high quality standards for the food it serves to customers, requiring it to be made fresh each day. In addition, the company's policy also calls for keeping food trays in the hot and cold cases at least half full. At the end of the day, there can be as much as 50 to 100 pounds of food remaining which other stores might discard. Boston Market franchisers instead donate the leftovers to local food banks to be served to the hungry.

Among our large-cap holdings, Procter & Gamble Company is an excellent example of a company known for generous giving, diversity in employment, and finally benefits. In 1994, P&G won the Labor Department's annual EVE award given to federal contractors for programs that increase equal employment opportunity. In 1995, Working Mother magazine honored Procter & Gamble Company for the ninth year in its list of 100 best workplaces for working mothers. The company donates cash and in-kind contributions, as well as funding grants for groups such as Special Olympics, Children's Defense Fund, National Council of Negro Women and Students Against Drunk Driving.

[CLOCK LOGO]
SERIES S (SOCIAL AWARENESS SERIES)
February 15, 1996


LOOKING AHEAD TO 1996

The equity portfolio managers at Security Management Company expect large-cap stocks to outperform in the first part of the year. During this time investors will continue to move to high quality securities until the uncertainty about the federal budget and interest rates is resolved. If the Federal Reserve Bank lowers short-term interest rates and politicians settle on a budget reduction package, we believe investors will become more confident and small stocks will rise.

Cindy Shields
Portfolio Manager

--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1995*

                  1 Year            Since Inception
                                    (4-23-91)
Series S          27.7%             11.9%

* Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

[LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                            SERIES S VS. S&P 500 AND
                              DOMINI SOCIAL INDEX

                        SBL FUND SERIES S      S&P500        DOMINI SOCIAL INDEX
                        -----------------      ------        -------------------
                           $10,000             $10,000             $10,000
June 1991                   $9,560              $9,979              $9,907
September 1991             $10,330             $10,516             $10,570
December 1991              $10,550             $11,396             S11,697
March 1992                 $11,130             $11,105             $11,474
June 1992                  $10,050             $11,323             $11,463
September 1992             $10,231             $11,674             $12,078
December 1992              $12,275             $12,270             $13,111
March 1993                 $12,185             $12,796             $13,706
June 1993                  $12,526             $12,861             $13,508
September 1993             $13,480             $13,190             $13,982
December 1993              $13,731             $13,496             $14,231
March 1994                 $13,319             $12,981             $13,696
June 1994                  $12,808             $13,034             $13,678
September 1994             $13,295             $13,675             $14,308
December 1994              $13,213             $13,672             $14,256
March 1995                 $13,998             $15,003             $15,723
June 1995                  $15,027             $16,427             $17,274
September 1995             $16,572             $17,733             $18,649
December 1995              $16,879             $18,789             $19,699

                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series S (Social Awareness Series) on May 1, 1991, and reflects the fees and expenses of Series
S. On December 31, 1995, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $16,879. By comparison, the same $10,000 investment would have grown to $18,789 based on the S&P 500 Index's performance and $19,699 based on the Domini Social Index.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES A (GROWTH)


     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS                         VALUE
--------------------------------------------------------------------------------

               ADVERTISING - 1.4%
     200,000   Omnicom Group, Inc..............    $  7,450,000

               AEROSPACE & DEFENSE - 7.6%
     160,000   Allied-Signal, Inc. ............       7,600,000
     100,000   Lockheed Martin Corporation.....       7,900,000
     265,000   Loral Corporation...............       9,374,375
     100,000   McDonnell Douglas
                 Corporation...................       9,200,000
     120,000   Raytheon Company................       5,670,000
                                                   ------------
                                                     39,744,375

               AGRICULTURE - 0.7%
      65,000   Pioneer Hi-Bred International,
                 Inc. .........................       3,615,625

               AMUSEMENT & RECREATIONAL
                  SERVICES - 2.0%
     240,000   Carnival Cruise Lines, Inc. ....       5,850,000
      80,000   Disney (Walt) Company...........       4,720,000
                                                   ------------
                                                     10,570,000

               BANKING & FINANCE - 2.6%
     100,000   Bankamerica Corporation.........       6,475,000
     120,000   Chemical Banking Corporation....       7,050,000
                                                   ------------
                                                     13,525,000

               BROADCASTING - 1.1%
     120,000   Viacom, Inc. (Cl.B).............       5,685,000

               CASINOS - 1.0%
     150,000   Mirage Resorts, Inc.*...........       5,175,000

               CHEMICALS - 9.7%
     100,000   Cabot Corporation...............       5,387,500
     110,500   Great Lakes Chemical
                 Corporation...................       7,956,000
     120,000   Hercules, Inc. .................       6,765,000
      90,000   Minerals Technologies, Inc. ....       3,285,000
      65,000   Monsanto Company................       7,962,500
      35,000   Morton International, Inc. .....       1,255,625
     200,000   Praxair, Inc. ..................       6,725,000
      80,000   Sigma Aldrich Corporation.......       3,960,000
     400,000   U.S. Industries, Inc.*..........       7,350,000
                                                   ------------
                                                     50,646,625

               COMMUNICATIONS - 1.2%
     100,000   AT & T Corporation..............       6,475,000

               COMPUTER SERVICES - 4.2%
     150,000   Ceridian Corporation*...........       6,187,500
      80,000   Cerner Corporation*.............       1,640,000
     100,000   Computer Sciences Corporation*..       7,025,000
     130,000   General Motors Corporation
                 (Cl.E)........................       6,760,000
                                                   ------------
                                                     21,612,500

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               COMPUTER SOFTWARE - 1.5%
      55,000   Microsoft Corporation*..........    $  4,826,250
      75,000   Oracle Systems Corporation*.....       3,178,125
                                                   ------------
                                                      8,004,375

               COMPUTER SYSTEMS - 1.2%
      70,000   International Business
                 Machines Corporation..........       6,422,500

               CONSUMER GOODS & SERVICES - 1.0%
     100,000   Duracell International, Inc. ...       5,175,000

               DRUG DELIVERY - 0.5%
      50,000   Elan Corporation PLC ADR*.......       2,431,250

               ELECTRIC MACHINERY & ELECTRONIC
                 COMPONENTS - 3.2%
     100,000   General Electric Company........       7,200,000
      90,000   Molex, Inc. ....................       2,857,500
     140,000   Varian Associates, Inc. ........       6,685,000
                                                   ------------
                                                     16,742,500

               FERTILIZER - 1.1%
      80,000   Potash Corporation of Saskatchewan,
                 Inc. .........................       5,670,000

               FINANCE - 1.0%
      40,000   Federal National Mortgage
                 Association...................       4,965,000

               FOOD & BEVERAGES - 7.6%
     100,000   Anheuser-Busch Companies, Inc...       6,687,500
     120,000   CPC International, Inc. ........       8,235,000
     150,000   Heinz (H.J.) Company............       4,968,750
     150,000   PepsiCo, Inc. ..................       8,381,250
     200,000   Ralcorp Holdings, Inc.* ........       4,850,000
     200,000   Sara Lee Corporation............       6,375,000
                                                   ------------
                                                     39,497,500

               HOSPITAL MANAGEMENT -1.7%
     115,000   Columbia Healthcare
                 Corporation ..................       5,836,250
     100,000   Vencor, Inc.*...................       3,250,000
                                                   ------------
                                                      9,086,250

               HOUSEHOLD PRODUCTS - 1.2%
      75,000   Procter & Gamble Company........       6,225,000

               INSURANCE - 3.9%
      75,000   American International Groups,
                 Inc...........................       6,937,500
     127,500   Jefferson Pilot Corporation.....       5,928,750
     100,000   MBIA, Inc.......................       7,500,000
                                                   ------------
                                                     20,366,250

               MACHINERY - 1.4%
    210,000    Deere & Company ................       7,402,500

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES A (GROWTH) (CONTINUED)


     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               MANUFACTURING - 1.3%
     250,000   Pall Corporation ...............    $  6,718,750

               MEDICAL INSTRUMENTS & SUPPLIES - 1.2%
     155,000   Baxter International, Inc. .....       6,490,625

               NATURAL GAS - 1.2%
     170,000   Coastal Corporation (The) ......       6,332,500

               PAINT & ALLIED PRODUCTS - 1.1%
     140,000   Sherwin-Williams Company........       5,705,000

               PERSONAL SERVICES - 0.8%
     140,000   Dial Corporation (The)..........       4,147,500

               PETROLEUM REFINING - 2.9%
      70,000   Mobil Corporation...............       7,840,000
      50,000   Royal Dutch Petroleum Company
                 ADR...........................       7,056,250
                                                   ------------
                                                     14,896,250

               PHARMACEUTICALS - 8.2%
      75,000   American Home Products
                 Corporation...................       7,275,000
      75,000   Bristol-Myers Squibb Company....       6,440,625
     130,000   Merck & Company, Inc. ..........       8,547,500
     200,000   Pharmacia & Upjohn, Inc.*.......       7,750,000
     130,000   Schering-Plough Corporation.....       7,117,500
     100,000   Smithkline Beecham ADR PLC......       5,550,000
                                                   ------------
                                                     42,680,625

               PHOTOGRAPHIC EQUIPMENT &
                 SUPPLIES - 2.6%
     100,000   Eastman Kodak Company...........       6,700,000
      50,000   Xerox Corporation...............       6,850,000
                                                   ------------
                                                     13,550,000

               PUBLISHING & PRINTING - 1.0%
     250,000   News Corporation, Ltd. (The)....       5,343,750

               RESTAURANTS & FOOD SERVICE - 2.9%
     180,000   McDonald's Corporation..........       8,122,500
     325,000   Wendy's International, Inc. ....       6,906,250
                                                   ------------
                                                     15,028,750

               RETAIL TRADE - 6.1%
     250,000   Federated Department Stores,
                 Inc.* ........................       6,875,000
     220,000   Leggett & Platt, Inc. ..........       5,335,000
      30,000   Nike, Inc. (Cl.B)...............       2,088,750
     105,000   Safeway, Inc.* .................       5,407,500
     190,000   Vons Companies, Inc.* ..........       5,367,500
     220,000   Walgreen Company................       6,572,500
                                                   ------------
                                                     31,646,250

    PRINCIPAL
    AMOUNT OR
     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               TOYS & SPORTING GOODS - 1.3%
     175,000   Mattel, Inc. ...................  $    5,381,250

               TRANSPORTATION - 3.6%
      85,000   Burlington Northern, Inc. ......       6,630,000
      75,000   Conrail Corporation.............       5,250,000
     100,000   Union Pacific Corporation.......       6,600,000
                                                   ------------
                                                     18,480,000

               UTILITIES--TELEPHONE - 2.0%
     350,000   Frontier Corporation ...........      10,500,000

               WHOLESALE TRADE - 0.8%
     130,000   Sysco Corporation ..............       4,225,000
                                                   ------------
               Total common stocks- Series A
                 (cost $368,502,550) - 93.8%  .     487,613,500

               COMMERCIAL PAPER
               ----------------
  $  500,000   AIG Funding, Inc.,
                 5.82%, 1-03-96................         499,676
  $1,500,000   Alabama Power Company,
                 5.585%, 2-08-96...............       1,490,085
  $1,500,000   Allegheny Generating Company,
                 5.635%, 1-16-96...............       1,496,008
  $4,500,000   Bell Atlantic Network Funding,
                 5.65%, 1-29-96................       4,478,812
  $3,500,000   General Electric Company,
                 5.77%, 1-05-96................       3,496,634
  $3,400,000   GTE Northwest, Inc.,
                 5.74%, 1-09-96................       3,394,579
  $1,500,000   Harper Group, Inc. (The),
                 5.665%, 1-19-96...............       1,494,915
  $5,200,000   International Lease Finance Corporation,
                 5.73%, 1-03-96................       1,998,726
                 5.785%, 1-03-96...............       1,199,228
                 5.90%, 1-04-96................       1,998,361
  $7,500,000   Progress Capital Holdings, Inc.,
                 5.78%, 1-10-96................       2,495,585
                 5.70%, 1-24-96................       4,980,208
  $1,000,000   TDK U.S.A. Corporation,
                 5.65%, 1-30-96................         995,135
  $1,500,000   Toyota Motor Credit Corporation,
                 5.725%, 1-17-96...............       1,495,706
                                                   ------------
                 Total commercial paper - Series A -
                   (cost $31,514,629) - 6.1%...      31,513,658
                                                   ------------
                 Total investments - Series A -
                   (cost $400,017,179) - 99.9%      519,127,158
                                                   ------------
                 Cash and other assets, less
                   liabilities - Series A - 0.1%        763,942
                                                   ------------
                 Total net assets applicable to
                   24,721,185 shares outstanding -
                   Series A - 100.0%...........    $519,891,100
                                                   ============

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES B (GROWTH-INCOME)

    PRINCIPAL
    AMOUNT OR
     NUMBER                                            MARKET
    OF SHARES    PREFERRED STOCK                       VALUE
--------------------------------------------------------------------------------

               BANKING & CREDIT - 0.8%
      60,000   First Nationwide Bank, $8.176...    $  6,735,000
                                                    -----------

                 Total preferred stock -Series B
                   (cost $5,978,750) - 0.8%           6,735,000

               CORPORATE BONDS
               ---------------

               ALUMINUM - 0.7%
  $5,000,000   Kaiser Aluminum & Chemical
                 Corporation, 12.75% - 2003....       5,500,000

               AMUSEMENT & RECREATION
                 SERVICES - 0.6%
  $3,000,000   Showboat Inc., 9.25% - 2008.....       3,015,000
  $2,000,000   Harrah's Entertainment,
                 10.875% - 2002................       2,160,000
                                                   ------------
                                                      5,175,000

               COMMUNICATIONS - 3.4%
  $5,300,000   Allbritton Communications Company,
                 11.50% - 2004.................       5,578,250
  $3,000,000   Century Communications,
                 9.50% - 2005..................       3,082,500
  $3,500,000   Comcast Corporation,
                 9.125% - 2006.................       3,631,250
  $4,000,000   Continental Cablevision, Inc.,
                 11.00% - 2007.................       4,475,000
  $2,000,000   Granite Broadcasting Corporation,
                 12.75% - 2002.................       2,180,000
  $2,100,000   Rogers Cable System,
                 9.625% - 2002.................       2,202,375
  $6,000,000   SCI Television, Inc.,
                 11.00% - 2005.................       6,405,000
                                                   ------------
                                                     27,554,375

               CONSUMER GOODS & SERVICES - 0.8%
  $3,000,000   International Semi-Tech,
                 0% - 2003(1)..................       1,627,500
  $5,000,000   Westpoint Stevens, 9.375% -
                 2005..........................       4,962,500
                                                   ------------
                                                      6,590,000

               DIVERSIFIED - 0.6%
  $5,000,000   Sequa Corporation,
                 9.375% - 2003.................       4,600,000

               FERTILIZER - 0.7%
  $5,000,000   Sherritt Gordon Ltd.,
                 9.75% - 2003..................       5,262,500

               FINANCE - 1.7%
  $4,000,000   Dime Bancorp, Inc.,
                 10.50% - 2005.................       4,435,000
  $4,000,000   Home Holdings, 7.75% - 1998.....       3,600,000
  $5,350,000   Keystone Group, Inc.,
                 9.75% - 2003..................       5,209,563
                                                   ------------
                                                     13,244,563

    PRINCIPAL                                          MARKET
     AMOUNT      CORPORATE BONDS (CONTINUED)           VALUE
--------------------------------------------------------------------------------

               FOOD & BEVERAGE TRADE - 1.1%
  $2,500,000   Cott Corporation, 9.375% - 2005.  $    2,500,000
               Southland Corporation,
   4,000,000     5.00% - 2003..................       3,345,000
   1,000,000     4.50% - 2004..................         777,500
   2,250,000   TLC Beatrice, 11.50% - 2005.....       2,221,875
                                                   ------------
                                                      8,844,375

               GROCERY STORES - 1.3%
   5,000,000   Pathmark Stores, 9.625% -2003...       4,831,250
   6,000,000   Penn Traffic Company, 8.625% -
                 2003..........................       5,295,000
                                                   ------------
                                                     10,126,250

               HOSPITAL MANAGEMENT - 0.4%
               Tenet Healthcare,
   1,000,000     9.625% - 2002.................       1,100,000
   2,000,000     10.125% - 2005................       2,215,000
                                                   ------------
                                                      3,315,000

               MANUFACTURING - 0.6%
   4,000,000   Schuller International Group, Inc.,
                 10.875% - 2004................       4,490,000

               OIL & GAS COMPANIES - 1.4%
   4,000,000   Plains Resources, 12% - 1999....       4,185,000
   6,950,000   Seagull Energy Corporation,
                 8.625% - 2005.................       6,672,000
                                                   ------------
                                                     10,857,000

               PAPER & PACKAGING - 0.3%
   2,000,000   Riverwood International Corporation,
                 10.375% - 2004................       2,220,000

               PLASTIC PRODUCTS - 0.4%
   3,000,000   Carlisle Plastics, 10.25% - 1997       3,033,750

               PUBLISHING & PRINTING - 1.5%
               K-III Communications Corporation,
   4,500,000     10.625% - 2002................       4,781,250
   1,000,000     10.25% - 2004.................       1,081,250
   5,500,000   Marvel Holdings, 0% - 1998......       3,960,000
   3,000,000   Western Publishing, 7.65% -
                 2002..........................       2,122,500
                                                   ------------
                                                     11,945,000

               RESTAURANTS - 0.5%
   4,000,000   Carrols Corporation, 11.50% -
                 2003..........................       4,040,000

               STEEL & METAL PRODUCTS - 0.3%
   2,500,000   Weirton Steel Corporation,
                 11.50% - 1998.................       2,575,000
                                                    -----------

                 Total corporate bonds - Series B
                   (cost $123,843,905) - 16.3%.     129,372,813

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES B (GROWTH-INCOME) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS                         VALUE
--------------------------------------------------------------------------------

               ADVERTISING - 1.4%
     300,000   Omnicom Group...................    $ 11,175,000

               AEROSPACE & DEFENSE - 6.8%
     200,000   Allied-Signal, Inc. ............       9,500,000
     150,000   Lockheed Martin Corporation.....      11,850,000
     370,000   Loral Corporation...............      13,088,750
     120,000   McDonnell Douglas Corporation...      11,040,000
     180,000   Raytheon Company................       8,505,000
                                                   ------------
                                                     53,983,750

               AMUSEMENT & RECREATIONAL
                 SERVICES - 1.3%
     180,000   Disney (Walt) Company...........      10,620,000

               APPAREL - 0.4%
      80,000   Nine West Group, Inc.*..........       3,000,000

               BANKING - 3.0%
     130,000   Bankamerica Corporation ........       8,417,500
     150,000   Chemical Banking Corporation ...       8,812,500
      30,000   Wells Fargo & Company ..........       6,480,000
                                                   ------------
                                                     23,710,000

               BROADCASTING - 1.2%
     200,000   Viacom, Inc. (Cl.B)*............       9,475,000

               CASINOS - 0.9%
     200,000   Mirage Resorts, Inc.*...........       6,900,000

               CHEMICALS - 4.5%
      90,500   Great Lakes Chemical Corporation       6,516,000
     100,000   Hercules, Inc. .................       5,637,500
     100,000   Monsanto Company................      12,250,000
      35,000   Morton International, Inc. .....       1,255,625
     300,000   Praxair, Inc. ..................      10,087,500
                                                   ------------
                                                     35,746,625

               COMMUNICATIONS - 1.1%
     135,000   AT & T Corporation..............       8,741,250

               COMPUTER SERVICES - 2.7%
     210,000   Ceridian Corporation*...........       8,662,500
     250,000   General Motors Corporation
                 (Cl.E)........................      13,000,000
                                                    -----------
                                                     21,662,500

               COMPUTER SOFTWARE - 1.5%
     100,000   Microsoft Corporation ..........       8,775,000
      65,000   Oracle Systems Corporation......       2,754,375
                                                   ------------
                                                     11,529,375

               COMPUTER SYSTEMS - 1.2%
     100,000   International Business Machines
                 Corporation...................       9,175,000

               CONSUMER GOODS & SERVICES - 0.8%
     120,000   Duracell International, Inc. ...       6,210,000

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               DRUG DELIVERY - 0.3%
      50,000   Elan Corporation PLC ADR*.......    $  2,431,250

               ELECTRICAL MACHINERY & ELECTRONIC
                 COMPONENTS - 2.9%
     100,000   Cooper Industries, Inc. ........       3,675,000
     140,000   General Electric Company........      10,080,000
     200,000   Varian Associates, Inc. ........       9,550,000
                                                   ------------
                                                     23,305,000

               FERTILIZER - 0.9%
     100,000   Potash Corporation of
                 Saskatchewan, Inc.............       7,087,500

               FINANCE - 1.9%
      70,000   Federal National Mortgage
                 Association...................       8,688,750
     115,000   Household International, Inc. ..       6,799,375
                                                   ------------
                                                     15,488,125

               FOOD & BEVERAGES - 5.8%
     130,000   Anheuser-Busch Companies,
                 Inc. .........................       8,693,750
     150,000   Coca Cola Company (The) ........      11,137,500
     150,000   CPC International, Inc. ........      10,293,750
     187,500   Heinz (H.J.) Company............       6,210,938
     300,000   Sara Lee Corporation............       9,562,500
                                                   ------------
                                                     45,898,438

               HOSPITAL MANAGEMENT & SERVICES - 1.6%
     200,000   Columbia Healthcare Corporation.      10,150,000
      70,000   Vencor, Inc.* ..................       2,275,000
                                                   ------------
                                                     12,425,000

               HOUSEHOLD PRODUCTS - 2.9%
     200,000   Gillette Company (The) .........      10,425,000
     150,000   Procter & Gamble Company........      12,450,000
                                                   ------------
                                                     22,875,000

               INSURANCE - 2.0%
     105,000   Jefferson Pilot Corporation ....       4,882,500
     150,000   MBIA, Inc. .....................      11,250,000
                                                   ------------
                                                     16,132,500

               MACHINERY - 1.5%
     150,000   American Standard Companies*....       4,200,000
     225,000   Deere & Company.................       7,931,250
                                                   ------------
                                                     12,131,250

               MANUFACTURING - 0.8%
     250,000   Pall Corporation................       6,718,750

               MEDICAL INSTRUMENTS & SUPPLIES - 1.2%
     220,000   Baxter International, Inc. .....       9,212,500

               OFFICE, COMPUTING & ELECTRONIC
                 MACHINERY - 1.4%
     130,000   Hewlett Packard Company.........      10,887,500

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES B (GROWTH-INCOME) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               PERSONAL SERVICES - 0.7%
     200,000   Dial Corporation (The) .........    $  5,925,000

               PETROLEUM REFINING - 2.3%
     225,000   Coastal Corporation (The) ......       8,381,250
      90,000   Mobil Corporation ..............      10,080,000
                                                   ------------
                                                     18,461,250

               PHARMACEUTICALS - 7.2%
     100,000   American Home Products
                 Corporation ..................       9,700,000
     120,000   Bristol-Myers SquibbCompany.....      10,305,000
     175,000   Merck & Company, Inc. ..........      11,506,250
     230,000   Pharmacia & Upjohn, Inc.*.......       8,912,500
     150,000   Schering Plough Corporation.....       8,212,500
     150,000   Smithkline Beecham ADRPLC.......       8,325,000
                                                   ------------
                                                     56,961,250

               PHOTOGRAPHIC EQUIPMENT &
                 SUPPLIES - 2.1%
     125,000   Eastman Kodak Company...........       8,375,000
      60,000   Xerox Corporation...............       8,220,000
                                                   ------------
                                                     16,595,000

               PUBLISHING & PRINTING - 1.9%
     400,000   News Corporation (The)..........       8,550,000
     170,000   Time-Warner, Inc. ..............       6,438,750
                                                   ------------
                                                     14,988,750

               REAL ESTATE - 1.3%
     500,000   Macerich Company................      10,000,000

               RESTAURANTS & FOOD SERVICE - 2.8%
     280,000   McDonald's Corporation..........      12,635,000
     450,000   Wendy's International, Inc. ....       9,562,500
                                                   ------------
                                                     22,197,500

               RETAIL TRADE - 2.4%
     220,000   Albertsons, Inc. ...............       7,232,500
     350,000   Federated Department Stores,
                 Inc.*.........................       9,625,000
      30,000   Nike, Inc. (Cl.B)...............       2,088,750
                                                   ------------
                                                     18,946,250

               TOYS & SPORTING GOODS - 0.4%
     100,000   Mattel, Inc. ...................       3,075,000

               TRANSPORTATION - 2.8%
     125,000   Burlington Northern, Inc. ......       9,750,000
      90,000   Conrail Corporation ............       6,300,000
     100,000   Union Pacific Corporation.......       6,600,000
                                                     ----------
                                                     22,650,000

               UTILITIES--TELEPHONE - 1.6%
     450,000   Frontier Corporation ...........      13,500,000

    PRINCIPAL
    AMOUNT OR
     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               WHOLESALE TRADE - 0.5%
     130,000   Sysco Corporation...............    $  4,225,000
                                                     ----------
               Total common stocks - Series B
                 (cost $466,382,415) - 76.0%...     604,046,313

               COMMERCIAL PAPER
               ----------------

  $1,500,000   Avnet, Inc., 5.685%, 1-16-96....       1,495,973
  $4,800,000   Consolidated Natural Gas Company,
                 5.63%, 1-08-96................       4,793,244
  $3,400,000   Duke Power Company, 5.72%,
                 1-12-96.......................       3,392,977
  $7,500,000   GTE California, Inc.,
                 5.62%, 1-09-96................       2,995,317
                 5.66%, 1-09-96................       4,492,925
  $3,300,000   General Electric Capital Corporation,
                 5.77%, 1-05-96................       3,296,826
  $4,000,000   International Business Machines
                 Corporation, 5.805%, 1-11-96..       3,992,260
  $6,000,000   International Lease Finance Corporation,
                 5.73%, 1-03-96................       4,996,817
                 5.90%, 1-04-96................         999,181
  $9,500,000   P.H.H. Corporation,
                 5.75%, 1-11-96................       3,998,083
                 5.74%, 1-16-96................       5,485,092
  $7,200,000   Progress Capital Holdings, Inc.,
                 5.685%, 1-24-96...............       4,183,419
                 5.70%, 1-24-96................       2,988,125
  $4,500,000   TDK U.S.A. Corporation,
                 5.65%, 1-30-96................       4,478,106
  $1,800,000   Toyota Motor Credit Corporation,
                 5.715%, 1-04-96...............       1,798,571
                                                   ------------
                 Total commercial paper - Series B
                 (cost $53,386,916) - 6.7%.....      53,386,916
                                                   ------------
                 Total investments - Series B
                 (cost $649,591,986) - 99.8%        793,541,042
                 Other assets, less liabilities -
                 Series B - 0.2%...............       1,571,660
                                                   ------------
                 Total net assets applicable to
                 23,421,450 shares outstanding
                 - Series B - 100.0%...........    $795,112,702
                                                   ============

SERIES C (MONEY MARKET)

               COMMERCIAL PAPER
               ----------------

               AIR TRANSPORTATION - 3.4%
  $3,600,000   Harper Group, Inc.,
                 5.71%, 1-19-96................       $ 797,288
                 5.66%, 3-14-96................       2,765,700
                                                   ------------
                                                      3,562,988

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES C (MONEY MARKET) (CONTINUED)

    PRINCIPAL                                          MARKET
     AMOUNT      COMMERCIAL PAPER (CONTINUED)          VALUE
--------------------------------------------------------------------------------

               AUTOMOBILES - 3.8%
  $4,000,000   Toyota Motor Credit Corporation,
                 5.65%, 1-04-96................   $   1,998,431
                 5.69%, 1-12-96................       1,995,891
                                                   ------------
                                                      3,994,322

               BUSINESS SERVICES - 6.1%
   2,000,000   AI Credit Corporation, 5.63%,
                 2-02-96.......................       1,988,720
   2,500,000   General Electric Capital Corporation,
                 5.67%, 1-26-96................       2,488,700
   2,000,000   Penney (J.C.) Funding Corporation,
                 5.65%, 2-15-96 ...............       1,984,853
                                                   ------------
                                                      6,462,273

               COMPUTERS - 5.1%
   5,400,000   Hewlett Packard Company,
                 5.65%, 1-04-96................       1,998,431
                 5.65%, 1-11-96................       2,395,017
                 5.63%, 1-16-96................         997,100
                                                   ------------
                                                      5,390,548

               CONSTRUCTION - 2.8%
   3,000,000   Stanley Works, 5.54%, 3-11-96...       2,966,298

               DRUGS & TOILETRIES - 8.0%
   5,000,000   Allergan, Inc.,
                 5.725%, 1-17-96...............         996,978
                 5.67%, 2-06-96................       3,974,840
   3,500,000   Schering Corporation,
                 5.65%, 1-31-96................       3,481,713
                                                   ------------
                                                      8,453,531

               ELECTRIC COMPANIES & SYSTEMS - 18.6%
   4,000,000   Alabama Power Company,
                 5.62%, 2-08-96................         993,390
                 5.65%, 2-13-96................         992,580
                 5.57%, 2-15-96................       1,985,456
   4,800,000   Allegheny Generating Company,
                 5.55%, 1-31-96................       4,776,320
   3,000,000   Allegheny Power System, Inc.,
                 5.59%, 2-28-96................       2,970,510
   3,500,000   Georgia Power Company,
                 5.61%, 3-06-96................       2,472,600
                 5.60%, 3-14-96................         987,750
   2,000,000   Interstate Power Company,
                 5.75%, 1-31-96................       1,989,778
   2,500,000   Southern California Edison Company,
                 5.705%, 1-19-96...............       2,474,644
                                                   ------------
                                                     19,643,028

    PRINCIPAL                                          MARKET
     AMOUNT      COMMERCIAL PAPER (CONTINUED)          VALUE
--------------------------------------------------------------------------------

               ELECTRONICS - 8.8%
  $5,000,000   Avnet, Inc.,
                 5.70%, 1-16-96................    $  1,495,963
                 5.70%, 1-17-96................       3,489,375
   4,300,000   TDK U.S.A. Corporation,
                 5.65%, 1-22-96................         996,130
                 5.70%, 1-22-96................       3,287,229
                                                   ------------
                                                      9,268,697

               GAS COMPANIES & SYSTEMS - 10.5%
   2,000,000   Bay State Gas Company,
                 5.73%, 1-10-96................       1,996,499
   5,000,000   Michigan Consolidated Gas Company,
                 5.65%, 1-24-96................       1,484,698
                 5.65%, 2-07-96................       3,477,425
   1,600,000   Nicor, Inc.,
                 5.66%, 2-09-96................       1,589,687
   2,500,000   Northern Illinois Gas Company,
                 5.65%, 1-12-96................       2,494,350
                                                   ------------
                                                     11,042,659

               GROCERY STORES - 2.8%
   3,000,000   Winn Dixie Stores, Inc.,
                 5.58%, 1-10-96................       1,996,120
                 5.66%, 2-08-96................         993,590
                                                   ------------
                                                      2,989,710

               LEASING COMPANIES - 5.7%
   3,700,000   International Lease Finance Corporation,
                 5.67%, 1-02-96................       2,698,245
                 5.64%, 2-20-96................         991,460
   2,300,000   P.H.H. Corporation,
                 5.69%, 1-03-96................       1,998,380
                 5.745%, 1-16-96...............         299,186
                                                   ------------
                                                      5,987,271

               PRINTING - 3.8%
   4,000,000   McGraw Hill, Inc.,
                 5.65%, 1-09-96................       3,992,880

               TELEPHONE & TELEGRAPH - 6.9%
   5,000,000   Bell South Telecommunications,
                 5.50%, 2-08-96................         993,889
                 5.65%, 2-12-96................       3,972,378
   2,300,000   GTE Northwest, Inc.,
                 5.80%, 1-18-96................       2,292,960
                                                   ------------
                                                      7,259,227

               TOBACCO PRODUCTS - 2.8%
   3,000,000   B.A.T. Capital Corporation,
                 5.68%, 1-23-96................       2,987,910
                                                   ------------

               Total commercial paper - Series C
                 (cost $94,018,629) - 89.1%....      94,001,342

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES C (MONEY MARKET) (CONTINUED)

    PRINCIPAL
    AMOUNT OR
     NUMBER      U.S. GOVERNMENT AND                   MARKET
    OF SHARES    GOV'T AGENCY SECURITIES               VALUE
--------------------------------------------------------------------------------

               FEDERAL FARM CREDIT BANKS - 9.5%
  $2,000,000     5.70%, 1-02-96................    $  2,000,000
  $2,000,000     5.73%, 3-01-96................       2,000,560
  $2,000,000     5.70%, 4-01-96................       2,001,480
  $2,000,000     5.58%, 5-01-96................       2,001,820
  $2,000,000     5.52%, 6-03-96................       2,001,680
                                                   ------------
                                                     10,005,540

               SBA POOL - 1.1%
  $1,161,771   SBA Pool GCS #36523, 6.75%,
                 12-25-12(4)...................       1,161,771
                                                   ------------

                 Total U.S. government and
                   government agency securities -
                   Series C (cost $11,161,771)
                   - 10.6%.....................      11,167,311
                                                   ------------

                 Total investments - Series C
                   (cost $105,180,400) - 99.7%      105,168,653
                                                   ------------

                 Cash and other assets, less
                   liabilities - Series C - 0.3%        267,027
                                                   ------------

                 Total net assets applicable to
                   8,541,095 shares outstanding -
                   Series C - 100.0%...........    $105,435,680
                                                   ============

SERIES D (WORLDWIDE EQUITY)

               PREFERRED STOCKS
               ----------------

               GERMANY - 1.9%
      18,300   Fielman AG......................     $   942,052
       8,800   SAP AG Preferred................       1,328,417
       2,140   Sto AG..........................       1,071,861
                                                   ------------

               Total preferred stocks - Series D
                 (cost $3,422,556) - 1.9%......       3,342,330

               COMMON STOCKS
               -------------

               AUSTRALIA - 2.0%
     401,800   QBE Insurance Group, Ltd........       1,855,653
     493,300   TABCorp Holdings, Ltd...........       1,391,846
      10,900   TABCorp Holdings, Ltd. ADR*.....         307,925
                                                   ------------
                                                      3,555,424

               AUSTRIA - 1.6%
      16,500   Bank Austria AG.................         787,036
      31,300   Creditanstalt-Bankverein........       1,731,489
       2,200   Wolford AG......................         346,165
                                                   ------------
                                                      2,864,690

               CANADA - 0.5%
      57,100   Jetform Corporation.............         824,381

SERIES D (WORLDWIDE EQUITY) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               CHILE - 0.9%
     122,500   Banco Osorno y La Union ADR.....      $1,699,688

               DENMARK - 1.4%
      18,630   Novo-Nordisk A.S................       2,544,259

               FRANCE - 3.5%
      12,074   Cetelem.........................       2,261,952
         540   Grand Optical Photoservice......          52,618
      31,100   SGS-Thomson Microelectronics
                 N.V.*.........................       1,188,717
       3,880   Sidel S.A.......................       1,206,988
      12,210   Societe Generale de Paris
                 Holding S.A. "B"..............       1,505,871
                                                   ------------
                                                      6,216,146

               GERMANY - 2.2%
     155,100   Continental AG..................       2,157,913
      18,800   Deutsche Bank AG................         888,929
      13,730   G.M. Pfaff AG*..................         959,906
                                                   ------------
                                                      4,006,748

               HONG KONG - 1.5%
   1,308,000   National Mutuals Asia, Ltd......       1,184,170
     918,000   Semi-Tech (Global), Ltd.........       1,478,156
                                                   ------------
                                                      2,662,326

               INDONESIA - 0.7%
     731,000   PT Kawasan Industri Jababeka....       1,184,194

               IRELAND - 1.6%
     263,900   Allied Irish Banks Plc..........       1,422,833
     594,300   Jefferson Smurfit Group.........       1,395,610
                                                   ------------
                                                      2,818,443

               ISRAEL - 1.4%
         650   Africa-Israel Investments, Ltd.*         783,777
     146,700   Clal Industries, Ltd............         787,237
       9,390   Koor Industries, Ltd............         932,300
                                                   ------------
                                                      2,503,314

               ITALY - 1.8%
     105,100   Alleanza Assicurazioni..........         999,162
      36,900   Assicurazioni Generali..........         892,782
     144,000   Bulgari Spa*....................       1,228,649
                                                   ------------
                                                      3,120,593

               JAPAN - 22.6%
      83,000   Amada Company, Ltd..............         819,158
      50,000   Amway Japan, Ltd................       2,109,337
      32,000   CSK Corporation.................       1,000,097
      65,000   Hino Motors, Ltd................         546,541
      93,000   Joshin Denki Company, Ltd. .....       1,214,804
     571,000   Kawasaki Kisen Kaisha, Ltd.*....       1,812,172
     431,000   Kawasaki Steel Corporation......       1,501,306
      52,000   Komatsu Forklift Company, Ltd...         344,654
      56,000   Makino Milling Machine Company,
                 Ltd. .........................         478,994

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES D (WORLDWIDE EQUITY) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

                 JAPAN, CONTINUED
     165,000   Matsushita Electric Industrial
                 Company, Ltd..................    $  2,682,148
     149,000   Matsushita Refrigeration
                 Company, Ltd..................       1,081,277
     126,000   Matsuzakaya Company, Ltd. ......       1,597,097
     460,000   Mitsui Engineering &
                 Shipbuilding*.................       1,277,407
      56,000   Mori Seiki Company, Ltd.........       1,262,505
      75,000   National House Industrial
                 Corporation...................       1,371,553
     187,000   Nippon Chemi-Con Corporation*...       1,244,857
      67,000   Nippon Electric Glass Company,
                 Ltd...........................       1,270,634
     443,000   Nippon Steel Corporation........       1,517,388
       2,900   Nissen Company, Ltd.............          67,905
      79,000   Nitto Denko Corporation.........       1,223,029
          65   NTT Data Communications Systems
                 Corporation...................       2,182,390
      62,900   Paris Miki, Inc.................       2,257,949
      17,000   Ryohin Keikaku Company, Ltd.....       1,414,611
      84,000   Sharp Corporation...............       1,341,074
     298,000   Shinmaywa Industries, Ltd.......       2,456,662
      24,100   Sony Corporation................       1,443,435
      85,000   Sumitomo Forestry Company.......       1,315,917
     314,000   Sumitomo Reality & Development
                 Company.......................       2,217,900
      17,000   Tosoh Corporation...............          81,751
     100,000   Yamato Kogyo Company, Ltd.......         967,586
                                                   ------------
                                                     40,102,138

               MALAYSIA - 0.4%
     332,000   Land & General Holdings Bhd.....         719,322

               MEXICO - 1.3%
     317,600   Tubos De Acero De Mexico
                 S.A. ADR......................       2,223,200

               NETHERLANDS - 2.8%
      67,200   ABN AMRO Holdings NV............       3,056,827
      14,200   Baan Company, N.V.*.............         642,550
      91,300   Elsevier N.V....................       1,215,818
                                                   ------------
                                                      4,915,195

               NEW ZEALAND - 2.2%
   1,367,900   Brierley Investments, Ltd.......       1,080,819
     670,200   Fisher & Paykel Industries, Ltd.       2,035,029
     256,400   Independent Newspapers, Ltd.....         778,546
                                                   ------------
                                                      3,894,394

               NORWAY - 1.5%
     258,200   Fokus Banken A.S.*..............       1,391,102
      97,700   Saga Petroleum A.S..............       1,300,553
                                                   ------------
                                                      2,691,655

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               PHILIPPINES - 2.2%
   2,018,700   C & P Homes, Inc.*..............      $1,482,639
   2,865,000   Filinvest Land, Inc.*...........         918,199
   3,214,000   Universal Robina Corporation....       1,594,125
                                                   ------------
                                                      3,994,963

               POLAND - 0.9%
      50,100   Bank Rozwoju Eksportu S.A.......         762,480
      61,800   Debica S.A......................         933,019
                                                   ------------
                                                      1,695,499

               PORTUGAL - 0.8%
      77,100   Portugal Telecom S.A. ADR*......       1,448,842

               SINGAPORE - 1.3%
     823,000   Comfort Group, Ltd..............         698,543
     168,000   United Overseas Bank, Ltd.......       1,616,070
                                                   ------------
                                                      2,314,613

               SOUTH AFRICA - 0.3%
      34,386   Rustenburg Platinum Holdings,
                 Ltd. ADR......................         565,956

               SPAIN - 1.5%
      41,100   Repsol S.A......................       1,343,303
      99,000   Telefonica de Espana............       1,367,538
                                                   ------------
                                                      2,710,841

               SWEDEN - 2.0%
      33,500   Astra AB........................       1,336,410
     141,700   Atlas Copco AB..................       2,175,799
                                                   ------------
                                                      3,512,209

               SWITZERLAND - 3.2%
       1,060   Nestle S.A......................       1,172,570
         170   Roche Holding AG................       1,344,820
       1,560   Union Bank of Switzerland.......       1,690,507
       2,020   Winterrthur Schweizerische
                 Versicherungs - Gesellschaft..       1,428,973
                                                   ------------
                                                      5,636,870

               THAILAND - 2.2%
     211,900   Bangkok Bank, Ltd...............       2,575,115
     205,200   Total Access Communication
                 Plc*..........................       1,333,800
                                                   ------------
                                                      3,908,915

               UNITED KINGDOM - 5.4%
   1,316,700   Aegis Group Plc*................         770,435
     219,000   Antofagasta Holdings Plc........         992,891
     260,500   B.A.T. Industries Plc...........       2,291,423
     273,000   D.F.S. Furniture Company Plc....       1,679,906
      91,300   RTZ Corporation Plc.............       1,324,580
     199,200   Takare Plc......................         552,680
     459,200   Tomkins Plc.....................       2,007,163
                                                   ------------
                                                      9,619,078

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES D (WORLDWIDE EQUITY) (CONTINUED)

    PRINCIPAL
    AMOUNT OR
     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               UNITED STATES - 23.2%
      21,300   Aluminum Company of America.....   $   1,126,238
      13,400   American Home Products
                 Corporation...................       1,299,800
      13,500   American International Group....       1,248,750
      25,000   Bank of New York Company, Inc. .       1,218,750
      22,000   Beneficial Corporation..........       1,025,750
      66,000   Borders Group, Inc.*............       1,221,000
      24,800   Ceridian Corporation*...........       1,023,000
      12,300   Chubb Corporation...............       1,190,025
      48,600   Diamond Offshore Drilling, Inc.        1,640,250
      29,000   Dover Corporation...............       1,069,375
      42,900   Ecolab, Inc. ...................       1,287,000
      25,200   Eli Lilly & Company.............       1,417,500
       7,900   General Re Corporation..........       1,224,500
      26,900   Halliburton Company.............       1,361,813
      21,600   Hercules, Inc. .................       1,217,700
      18,100   Hershey Foods Corporation.......       1,176,500
      13,100   Hewlett-Packard Company.........       1,097,125
      15,200   Johnson & Johnson...............       1,301,500
      17,200   Lockheed Martin Corporation.....       1,358,800
      40,500   Loral Corporation...............       1,432,688
      30,500   Meredith Corporation............       1,277,188
      30,800   Millipore Corporation...........       1,266,650
      11,800   Mobil Corporation...............       1,321,600
      16,400   NationsBank Corporation.........       1,141,850
      23,000   PepsiCo, Inc. ..................       1,285,125
      23,700   Pioneer Hi-Bred International, Inc.    1,318,313
      14,700   Procter & Gamble Company........       1,220,100
      29,700   Service Corporation International      1,306,800
      16,400   Union Pacific Corporation.......       1,082,400
      34,100   US Bancorp......................       1,144,480
      29,500   Williams Companies, Inc. .......       1,294,313
      38,600   Winn-Dixie Stores, Inc. ........       1,423,375
       8,700   Xerox Corporation...............       1,191,900
                                                   ------------
                                                     41,212,158
                                                   ------------

                 Total common stocks - Series D
                   (cost $156,580,657) - 92.9%      165,166,054

               FOREIGN BONDS
               -------------

               GERMANY - 1.8%
  $4,853,000   Bundesbank Deutschland Republic
                 Bond, 6.50%, 10-14-05.........       3,294,978
                                                   ------------

                 Total foreign bonds - Series D
                   (cost $3,254,594) - 1.8%           3,294,978
                                                   ------------

                 Total investments - Series D
                   (cost $163,257,807) - 96.6%      171,803,362

                 Cash and other assets, less
                   liabilities - Series D - 3.4%      5,977,737
                                                   ------------
                 Total net assets applicable to
                   31,951,961 shares outstanding
                   - Series D - 100.0%             $177,781,099
                                                   ============

--------------------------------------------------------------------------------

At December 31, 1995, Series D's investment concentration by industry was as follows:

             Banking................................    12.2%
             Capital Equipment......................    11.3
             Construction & Housing.................     1.6
             Consumer Durables......................     8.6
             Consumer Nondurables...................     5.6
             Electrical and Electronics.............     4.8
             Energy.................................     4.7
             Environmental Technology...............     0.7
             Financial Services.....................     8.1
             Foreign Government Issues..............     1.8
             Health Care............................     5.5
             Materials..............................     7.0
             Merchandising..........................     6.7
             Multi-Industry.........................     5.8
             Real Estate............................     2.4
             Services...............................     5.9
             Telecommunications.....................     2.3
             Transportation.........................     1.6
             Cash and other assets, less
                 liabilities........................     3.4
                                                       ------
             Total net assets.......................   100.0%
                                                       ======

SERIES E (HIGH GRADE INCOME)

    PRINCIPAL    GOVERNMENT AND                        MARKET
     AMOUNT      GOVERNMENT AGENCY SECURITIES          VALUE
--------------------------------------------------------------------------------

               CANADIAN GOVERNMENT AGENCIES - 4.2%

  $5,000,000   Ontario Province, CDA,
                 7.00% - 2005..................      $5,325,000

               U.S. GOVERNMENT AGENCIES - 7.3%
   3,000,000   Federal Home Loan Mortgage
                 Corporation, 8.82% - 2004.....       3,141,870
   4,000,000   Federal National Mortgage Association,
                 5.65%, 1997...................       4,024,040
               Government National Mortgage
                 Association,
     252,095     9% - 2021.....................         266,143
     389,580     9% - 2021.....................         411,432
     665,800     9.50% - 2009..................         710,600
     525,105     9.50% - 2020..................         558,058
                                                   ------------
                                                      9,112,143

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES E (HIGH GRADE INCOME) (CONTINUED)

    PRINCIPAL    GOVERNMENT AND GOV'T                  MARKET
     AMOUNT      AGENCY SECURITIES (CONTINUED)         VALUE
--------------------------------------------------------------------------------

               U.S. GOVERNMENT SECURITIES - 13.3%
               U.S. Treasury Notes,
  $5,000,000     6.125% - 1998.................    $  5,100,350
   6,500,000     6.25% - 2000..................       6,720,219
               U.S. Treasury Bonds,
   4,800,000     6.25% - 2023..................       4,937,712
                                                   ------------
                                                     16,758,281
                                                   ------------

                 Total government and government
                   agency securities  - Series E -
                   (cost $30,459,614 )- 24.8%        31,195,424

               CORPORATE BONDS
               ---------------

               AEROSPACE & DEFENSE - 4.5%
   5,100,000   Lockheed Corporation, 7.875% -
                 2023..........................       5,616,375

               BANKS - 11.8%
   4,000,000   Bank of Montreal, 7.80% - 2007..       4,450,000
   5,000,000   Bank of New York, 6.50% -
                 2003..........................       5,106,250
   5,000,000   NBD Bancorp, 7.125% - 2007......       5,331,250
                                                   ------------
                                                     14,887,500

               BROKERS, DEALERS & SERVICES - 4.0%
   5,000,000   Morgan Stanley Group, Inc.,
                 7.25% - 2023..................       5,012,500

               COMMUNICATIONS - 5.9%
   5,000,000   Southern New England Telecomm.,
                 7.00% - 2005..................       5,306,250
   2,000,000   U.S. West Capital Funding,
                 6.75% - 2005..................       2,065,000
                                                   ------------
                                                      7,371,250

               DRUGS - 9.0%
   5,500,000   Eli Lilly & Company, 7.25% -
                 2025..........................       5,898,750
   5,000,000   Rite Aid Corporation, 7.625% -
                 2005..........................       5,443,750
                                                   ------------
                                                     11,342,500

               ELECTRIC COMPANIES & SYSTEMS - 4.0%
   5,000,000   Pacific Gas & Electric Company,
                 6.25% - 2003..................       5,018,750

               FINANCE - 12.3%
   5,000,000   General Motors Acceptance Corporation,
                 6.625% - 2005.................       5,118,750
   5,000,000   International Lease Finance Company,
                 7.00% - 2000..................       5,187,500
   5,000,000   Norwest Financial, Inc.,
                 6.75% - 2005..................       5,200,000
                                                   ------------
                                                     15,506,250

    PRINCIPAL
    AMOUNT OR
     NUMBER                                            MARKET
    OF SHARES    CORPORATE BONDS (CONTINUED)           VALUE
--------------------------------------------------------------------------------

               FOOD & BEVERAGES - 4.3%
  $5,000,000   Ralston Purina Company,
                 7.875% - 2025.................  $    5,468,750

               PAPER & LUMBER PRODUCTS - 4.5%
  $5,000,000   International Paper Company,
                 7.875% - 2006.................       5,643,750

               RAILROAD - 4.4%
  $5,000,000   Union Pacific Company,
                 7.60% - 2005..................       5,500,000

               SANITARY SERVICES - 4.2%
  $5,000,000   Waste Management,
                 7.00% - 2005..................       5,325,000

               TELEPHONE COMPANIES - 4.3%
  $5,000,000   GTE South, Inc.,
                 7.25% - 2002..................       5,350,000

               UTILITY COMPANIES - 1.0%
  $1,000,000   Old Dominion Electric Cooperative,
                 8.76% - 2022..................       1,218,750
                                                    -----------

                 Total corporate bonds - Series E -
                   (cost $87,094,277) - 74.2%        93,261,375
                                                   ------------

                 Total investments - Series E -
                   (cost $117,553,891) - 99.0%      124,456,799

                 Cash and other assets, less
                   liabilities - Series E - 1.0%      1,194,986
                                                   ------------

                 Total net assets applicable to
                   9,769,468 shares outstanding -
                   Series E - 100.0%...........    $125,651,785
                                                   ============

SERIES J (EMERGING GROWTH)

               COMMON STOCKS
               -------------

               ADVERTISING - 0.3%
       6,900   Omnicom Group ..................     $   257,025

               AIRLINES - 1.1%
      45,500   Southwest Airlines Company .....       1,057,875

               BUILDING MATERIALS - 0.3%
       5,200   Vulcan Materials ...............         299,650

               BUSINESS SERVICES - 5.0%
      47,500   Alternative Resources
                 Corporation*..................       1,436,875
       6,200   Cintas Corporation..............         275,900
      19,500   HBO & Company...................       1,494,188
      28,500   Paychex.........................       1,421,438
                                                   ------------
                                                      4,628,401

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES J (EMERGING GROWTH) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               CHEMICALS--BASIC - 4.3%
      15,500   Air Products & Chemicals, Inc. .    $    817,625
      13,000   Cabot Corporation...............         700,375
      20,000   IMC Global, Inc. ...............         817,500
      51,000   Praxair.........................       1,714,875
                                                   ------------
                                                      4,050,375

               CHEMICALS--SPECIALTY - 3.2%
      28,500   Sigma Aldrich Corporation ......       1,410,750
      25,500   Vigoro Corporation (The)........       1,574,625
                                                   ------------
                                                      2,985,375

               COMMUNICATIONS EQUIPMENT - 2.8%
      37,500   General Instrument*.............         876,563
      22,000   Tellabs, Inc.* .................         814,000
      10,300   U.S. Robotics Corporation*......         903,825
                                                   ------------
                                                      2,594,388

               COMPUTER SOFTWARE - 11.7%
      17,000   Adobe Systems, Inc. ............       1,054,000
      42,700   Aspect Telecommunications*......       1,430,450
      51,500   Bisys Group, Inc.* .............       1,583,625
      25,500   Cadence Design System, Inc.* ...       1,071,000
      22,500   Cognos, Inc.*...................       1,004,063
      22,960   First Data Corporation..........       1,535,450
      31,500   Informix*.......................         945,000
      22,000   McAffee Associates, Inc.*.......         965,250
      13,500   Parametric Technology Company*..         897,750
      18,200   Symantec Corporation*...........         423,150
                                                   ------------
                                                     10,909,738

               COMPUTER SYSTEMS - 8.1%
      21,750   Bay Networks, Inc.*.............         894,469
      14,500   Cisco Systems, Inc.*............       1,082,063
      29,000   Dell Computer Corporation* .....       1,004,125
      48,000   EMC Corporation*................         738,000
      18,500   Micro Warehouse*................         800,125
      29,500   SCI Systems, Inc.*..............         914,500
      17,000   Seagate Technology*.............         807,500
      28,000   3Com Corporation*...............       1,305,500
                                                   ------------
                                                      7,546,282

               CONSUMER CYCLICALS - 1.9%
      17,500   Flightsafety International, Inc.         879,375
      20,500   Snap-On Tools Corporation.......         927,625
                                                   ------------
                                                      1,807,000

               CONSUMER SERVICES - 1.6%
      44,250   CUC International*..............       1,510,031

               DRUG DELIVERY - 0.8%
      14,500   Elan Corporation PLC ADR*.......         705,063

               ELECTRONICS--INSTRUMENTS - 1.5%
      18,000   Thermo Electron Corporation*....         936,000
      10,000   Varian Associates, Inc. ........         477,500
                                                   ------------
                                                      1,413,500

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               ELECTRONICS--SEMI-CONDUCTORS - 5.3%
      18,500   Applied Materials, Inc.* .......    $    728,438
      34,500   Atmel Corporation*..............         771,938
      48,000   Cypress Semiconductors*.........         612,000
      16,500   LSI Logic Corporation*..........         540,375
      21,000   Linear Technology Corporation...         824,250
      13,000   Novellus Systems, Inc.* ........         702,000
      23,310   Vishay Intertechnology, Inc.* ..         734,265
                                                   ------------
                                                      4,913,266

               ENTERTAINMENT - 1.0%
      27,500   Mirage Resorts, Inc.*...........         948,750

               FERTILIZER - 1.2%
      16,000   Potash Corporation Saskatchewan,
                 Inc...........................       1,134,000

               FINANCIAL SERVICES - 3.8%
      49,000   Credit Acceptance Corporation*..       1,016,750
      27,500   Finova Group....................       1,326,875
      26,500   First U.S.A., Inc. .............       1,175,938
                                                   ------------
                                                      3,519,563

               GENERAL MERCHANDISE - 1.4%
      59,000   Casey's General Stores, Inc. ...       1,290,625

               HMOS - 1.0%
      21,500   Foundation Health Corporation*..         924,500

               HEALTH CARE - 2.5%
      25,000   Cardinal Health, Inc. ..........       1,368,750
      32,500   Healthsouth Corporation*........         946,563
                                                   ------------
                                                      2,315,313

               HOSPITAL MANAGEMENT - 1.3%
      33,500   Community Health Systems*.......       1,193,438

               HOTEL/MOTEL - 2.6%
      16,000   HFS, Inc.*......................       1,308,000
      42,500   La Quinta Inns..................       1,163,438
                                                   ------------
                                                      2,471,438

               HOUSEHOLD FURNISHINGS/APPLIANCES - 1.6%
      63,000   Leggett & Platt, Inc. ..........       1,527,750

               INSURANCE - 3.0%
      30,000   Jefferson-Pilot Corporation.....       1,395,000
      19,000   MBIA, Inc. .....................       1,425,000
                                                   ------------
                                                      2,820,000

               MANUFACTURING - 3.2%
      23,000   Illinois Tool Works, Inc........       1,357,000
      40,000   Millipore ......................       1,645,000
                                                   ------------
                                                      3,002,000

               MEDICAL - 3.4%
      10,000   Cordis Corporation*.............       1,005,000
      27,500   Guidant Corporation.............       1,140,750
      19,000   Stryker Corporation.............         997,500
                                                   ------------
                                                      3,143,250

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES J (EMERGING GROWTH) (CONTINUED)

    PRINCIPAL
    AMOUNT OR
     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               OFFICE EQUIPMENT & SUPPLIES - 1.4%
       6,900   Diebold, Inc. ..................    $    382,088
      23,500   Reynolds & Reynolds (Cl.A)......         913,563
                                                   ------------
                                                      1,295,651

               OIL & GAS EXPLORATION- 2.8%
      20,000   Anadarko Petroleum Corporation..       1,082,500
      42,000   Sonat, Inc. ....................       1,496,250
                                                   ------------
                                                      2,578,750

               PHARMACEUTICALS - 5.1%
      18,500   Amgen, Inc.*....................       1,098,438
      10,000   Chiron Corporation*.............       1,105,000
      48,500   Dura Pharmaceuticals, Inc.*.....       1,685,375
      14,500   Genzyme Corporation*............         904,438
                                                   ------------
                                                      4,793,251

               PUBLISHING - 0.1%
       1,600   Scholastic Corporation*.........         124,400

               RAILROADS - 1.0%
      24,000   Illinois Central Corporation....         921,000

               RESTAURANTS - 2.4%
      41,500   Boston Chicken*.................       1,333,188
      26,000   Outback Steakhouse, Inc.* ......         932,750
                                                   ------------
                                                      2,265,938

               RETAIL--DRUG STORES - 0.4%
      16,500   General Nutrition*..............         379,500

               RETAIL--SPECIALTY - 3.1%
      53,500   Staples, Inc.* .................       1,304,063
      68,500   Sunglass Hut International, Inc.*      1,626,875
                                                   ------------
                                                      2,930,938

               TELECOMMUNICATIONS - 0.5%
      21,500   Vanguard Cellular Systems, Inc.*         435,375

               TELEPHONE - 1.0%
      28,500   Century Telephone Entertainment,
                 Inc...........................         904,875

               TEXTILES - 1.0%
      22,000   Tommy Hilfiger Corporation*.....         932,250
                                                   ------------

                 Total common stocks - Series J
                   (cost $74,918,788) - 92.7%        86,530,524

               COMMERCIAL PAPER
               ----------------

  $  700,000   Allegheny Generating Company,
                 5.635%, 1-16-96...............         698,137
  $1,000,000   Baltimore Gas & Electric Company,
                 5.80%, 1-04-96................         999,195
   $ 500,000   Duke Power Company,
                 5.72%, 1-12-96................         498,967
  $2,000,000   General Electric Capital Corporation,
                 5.77%, 1-05-96................       1,998,077

    PRINCIPAL                                          MARKET
     AMOUNT      COMMERCIAL PAPER (CONTINUED)          VALUE
--------------------------------------------------------------------------------

  $2,000,000   International Lease Finance Corporation,
                 5.73%, 1-03-96................    $    999,363
                 5.90%, 1-04-96................         999,181
   1,200,000   P.H.H. Corporation,
                 5.74%, 1-16-96................       1,196,747
   1,500,000   Progress Capital Holdings, Inc.,
                 5.78%, 1-10-96................         998,234
                 5.675%, 1-18-96...............         498,502
                                                   ------------

                 Total commercial paper - Series J
                   (cost $8,886,403) - 9.5%....       8,886,403
                                                   ------------

                 Total investments - Series J
                   (cost $83,805,191) - 102.2%       95,416,927

                 Liabilities, less cash and other
                   assets - Series J - (2.2%)       (2,037,486)
                                                   ------------

                 Total net assets applicable to
                   5,813,574 shares outstanding -
                   Series J - 100.0%...........     $93,379,441
                                                   ============

SERIES K (GLOBAL AGGRESSIVE BOND)

               GOVERNMENT OBLIGATIONS
               ----------------------

               ARGENTINA - 3.5%
$    350,000   Republic of Argentina,
                 5.00%, 2023...................        $200,156

               AUSTRALIA - 4.4%
     300,000   Treasury Corporation of Victoria,
                 10.25%, 2006(3)...............         249,827

               BRAZIL - 3.8%
     350,000   Republic of Brazil,
                 7.25%, 2024...................         215,250

               CANADA - 2.8%
     200,000   Stelco, Inc., 10.40%, 2009(3)...         157,682

               ECUADOR - 4.2%
     650,000   Republic of Ecuador, 3.00%,
                 2025..........................         236,437

               GERMANY - 5.1%
     400,000   Bendesrepublic Deutschland,
                 6.50%, 2005(3)................         287,582

               ITALY - 4.4%
 410,000,000   Buoni Poliennali Del Tes, 8.50%,
                 1999(3).......................         248,711

               PHILIPPINES - 3.3%
     250,000   Central Bank of Philippines, 5.75%,
                 2017..........................         186,250

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES K (GLOBAL AGGRESSIVE BOND) (CONTINUED)

    PRINCIPAL                                          MARKET
     AMOUNT      GOVERNMENT OBLIGATIONS (CONTINUED)    VALUE
--------------------------------------------------------------------------------

               PORTUGAL - 9.7%
  32,500,000   Obrig Do Tes Medio Prazo, 8.875%,
                 1997(3).......................    $    216,912
  45,000,000   Obrig Do Tes Medio Prazo, 11.875%,
                 2005(3).......................         336,538
                                                   ------------
                                                        553,450

               SPAIN - 2.7%
  20,000,000   Bonos Y Obig Del Estado, 7.40%,
                 1999(3).......................         155,418

               SOUTH AFRICA - 8.2%
   1,000,000   Electricity Supply Commission, 11.0%,
                 2008(3).......................         223,595
   1,000,000   Republic of South Africa, 12.00%,
                 2005(3).......................         243,682
                                                   ------------
                                                        467,277
                                                   ------------

                 Total government obligations -
                   Series K - (cost $2,881,468) -
                   52.1%.......................       2,958,040

               CORPORATE BONDS
               ---------------

               BRAZIL - 6.6%
$    150,000   Aracruz Celulose S.A., 10.375%,
                 2002..........................         143,625
     250,000   Centrais Electricas Bras, 8.875%,
                 2002..........................         233,750
                                                   ------------
                                                        377,375

               COSTA RICA - 3.2%
     300,000   Banco Costa Rica, 6.25%, 2010...         183,750

               CZECH REPUBLIC - 4.0%
   6,000,000   CEz, a.s., 11.30%, 2005(3)......         225,047

               DENMARK - 5.3%
     898,000   Nykredit, 8.00%, 2026(3)........         156,605
     950,000   Realkredit Danmark, 6.00%,
                 2026(3).......................         142,201
                                                   ------------
                                                        298,806

               MEXICO - 2.5%
     150,000   Cemex S.A., 8.875%, 1998........         144,375

               UNITED STATES - 2.8%
     150,000   Chiquita Brands International, Inc.,
                 11.50%, 2001..................         156,750
                                                   ------------

                 Total corporate bonds - Series K
                   (cost $1,363,294) - 24.4%          1,386,103

               SHORT-TERM INVESTMENTS
               ----------------------

               GREECE - 4.6%
  70,000,000   Hellenic Treasury Bills, 0%,
                 12-18-96(3)...................         260,000

    PRINCIPAL                                          MARKET
     AMOUNT      SHORT-TERM INVESTMENTS (CONTINUED)    VALUE
--------------------------------------------------------------------------------

               HUNGARY - 4.0%
  40,000,000   Government of Hungary Treasury
                 Bills, 0%, 12-20-96(3)........    $    226,071

               MEXICO - 1.6%
     712,010   Cetes, 0%, 1-25-96(3)...........          90,792

               POLAND - 8.2%
     600,000   Government of Poland Treasury Bill,
                 0%, 2-28-96(3)................         235,043
     700,000   Government of Poland Treasury Bill,
                 0%, 1-15-96(3)................         234,431
                                                   ------------
                                                        469,474

               UNITED STATES - 1.8%
    $100,000   U.S. Treasury Bill, 5.20%,
                 1-04-96.......................          99,957
                                                   ------------

                 Total short-term investments -
                   Series K (cost $1,161,215)
                   - 20.2%.....................       1,146,294
                                                   ------------

                 Total investments - Series K
                   (cost $5,405,977) - 96.7%          5,490,437

                 Cash and other assets, less
                   liabilities - Series K - 3.3%        187,924
                                                   ------------

                 Total net assets applicable to
                   555,341 shares outstanding
                   - Series K - 100.0%.........      $5,678,361
                                                   ============

SERIES M (SPECIALIZED ASSET ALLOCATION)

               CORPORATE BONDS
               ---------------

               BANKS & CREDIT - 0.8%
    $125,000   Nationsbank Corporation,
                 7.625%, 2005..................        $135,781

               COMMUNICATIONS - 0.5%
      40,000   News America Holdings,
                 8.625%, 2003..................          44,750
      40,000   TCI Communications, Inc.,
                 8.0%, 2005....................          42,750
                                                   ------------
                                                         87,500

               PETROLEUM - 0.7%
     110,000   Occidental Petroleum,
                 6.24%, 2000...................         110,825
                                                   ------------

                 Total corporate bonds - Series M
                   (cost $326,983) - 2.0%               334,106

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES M (SPECIALIZED ASSET ALLOCATION) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS                         VALUE
--------------------------------------------------------------------------------

               APPLIANCES - 2.4%
       3,200   Black & Decker Corporation......        $112,800
       2,700   Maytag Corporation..............          54,675
       2,500   National Presto Industries......          99,375
       3,500   Toro Company....................         115,063
                                                   ------------
                                                        381,913

               AUTO PARTS & SUPPLIES - 2.8%
       4,100   Dana Corporation................         119,925
       2,500   Eaton Corporation...............         134,063
       3,000   Modine Manufacturing Company....          72,000
       6,100   Simpson Industries..............          54,900
       3,200   Walbro Corporation..............          57,600
                                                   ------------
                                                        438,488

               BUILDING MATERIALS - 3.6%
       2,200   Ameron, Inc. ...................          82,775
       4,800   Apogee Enterprises, Inc. .......          81,600
       1,600   Armstrong World Industries, Inc.          99,200
       2,050   Butler Manufacturing Company....          80,463
       2,700   Crane Company...................          99,562
       2,200   Owens-Corning Fiberglass
                 Corporation*..................          98,725
       1,800   Ply Gem Industries..............          29,250
                                                   ------------
                                                        571,575

               CHEMICALS (BASIC) - 2.8%
       1,100   Arco Chemicals Company..........          53,488
       1,400   Dow Chemicals...................          98,525
         500   Du Pont (E.I.) de Nemours
                 & Company.....................          34,938
       3,200   Lyondell Petrochemical Company..          73,200
       1,300   Olin Corporation................          96,524
       2,300   Union Carbide Corporation.......          86,250
                                                   ------------
                                                        442,925

               COMPUTER SYSTEMS - 4.3%
       2,700   Amdahl Corporation*.............          22,950
       1,100   Apple Computer, Inc. ...........          35,062
       2,400   Compaq Computer Corporation*....         115,200
       2,300   Dell Computer Corporation*......          79,637
         800   Hewlett Packard Company.........          67,000
       1,100   International Business Machines
                 Corporation...................         100,925
       1,500   Quantum Corporation*............          24,188
       2,000   SCI Systems, Inc.*..............          62,000
       2,900   Sequent Computer Systems, Inc.*.          42,050
       2,600   Sun Microsystems, Inc.*.........         118,625
       2,100   Tandem Computers, Inc.*.........          22,313
                                                   ------------
                                                        689,950

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               ELECTRICAL EQUIPMENT - 1.3%
         600   Baldor Electric Company.........        $ 12,075
         489   Cooper Cameron Corporation*.....          17,360
         716   Cooper Industries, Inc. ........          26,313
         500   General Electric Company........          36,000
       1,300   General Signal Corporation......          42,087
         700   Johnson Controls, Inc...........          48,125
         800   Measurex Corporation............          22,600
                                                   ------------
                                                        204,560

               ELECTRONICS - 4.0%
         600   AMP, Inc. ......................          23,025
       3,100   Arrow Electronics, Inc.*........         133,688
       1,200   Augat, Inc. ....................          20,550
       2,500   Avnet, Inc. ....................         111,875
       2,600   Core Industries, Inc............          33,475
       1,200   Fluke (John)Manufacturing
                 Company.......................          45,300
       2,100   Harris Corporation..............         114,712
       3,150   Pioneer Standard
                 Electronics, Inc. ............          41,737
         900   Varian Associates, Inc..........          42,975
       2,100   Wyle Electronics................          73,763
                                                   ------------
                                                        641,100

               ENTERTAINMENT - 0.3%
         800   Disney (Walt) Company...........          47,200

               HOUSING--HOME BUILDING - 2.8%
       1,375   Clayton Homes, Inc..............          29,391
       2,300   Fleetwood Enterprises, Inc. ....          59,225
       5,200   Hechinger Company...............          22,750
       1,900   Hughes Supply, Inc. ............          53,675
         400   Lowes Companies, Inc. ..........          13,400
       1,700   Oakwood Homes Corporation.......          65,237
       1,300   PPG Industries, Inc. ...........          59,475
       2,200   Pulte Corporation...............          73,975
         300   Sherwin Williams Company........          12,225
       2,500   Del Webb Corporation............          50,313
                                                   ------------
                                                        439,666

               MACHINERY - 4.0%
       3,000   Baldwin Technology, Inc.*.......          15,188
       3,000   Bearings, Inc. .................          87,750
         800   Briggs & Stratton Corporation...          34,700
       2,500   Commercial Intertech
                 Corporation...................          45,312
       2,800   Dover Corporation...............         103,250
       1,900   GATX Corporation................          92,387
       2,100   Graco, Inc......................          64,050
       4,300   Parker-Hannifin Corporation.....         147,275
       1,500   Trinova Corporation.............          42,938
                                                   ------------
                                                        632,850

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES M (SPECIALIZED ASSET ALLOCATION) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               MINING & METALS - 2.6%
         700   Alcan Aluminum, Ltd. ...........    $     21,787
       1,400   Aluminum Company of
                 America.......................          74,025
       1,200   Asarco, Inc. ...................          38,400
         900   Ashland Coal, Inc...............          19,238
       2,800   Magma Copper Company*...........          78,050
       2,000   Phelps Dodge Corporation........         124,500
         900   Reynolds Metals Company.........          50,963
                                                   ------------
                                                        406,963

               RECREATION - 3.7%
       5,200   Brunswick Corporation...........         124,800
       4,200   CPI Corporation.................          67,200
       5,100   Callaway Golf Company...........         115,388
       4,500   Handleman Company...............          25,875
       3,200   Harcourt General, Inc. .........         134,000
         900   Harley Davidson, Inc. ..........          25,874
       2,700   King World Productions, Inc.*...         104,963
                                                   ------------
                                                        598,100

               SHOES - 2.4%
       7,900   J. Baker, Inc...................          45,425
       1,900   Brown Group, Inc. ..............          27,075
       1,800   Nike, Inc. .....................         125,325
       3,800   Reebok International, Ltd.......         107,350
       2,400   Wolverine Worldwide, Inc. ......          75,600
                                                   ------------
                                                        380,775

               STEEL - 2.2%
       2,700   Birmingham Steel Corporation....          40,163
       2,100   Carpenter Technology............          86,363
       1,800   Cleveland Cliffs, Inc. .........          73,800
       1,300   Commercial Metals Company.......          32,175
       1,800   Lukens Steel Company............          51,750
         200   Nucor Corporation...............          11,425
       2,200   Quanex Corporation..............          42,624
       2,200   Steel Technologies, Inc. .......          18,975
                                                   ------------
                                                        357,275

               TELECOMMUNICATIONS - 0.9%
         400   Ameritech Corporation...........          23,600
         900   GTE Corporation.................          39,600
       1,200   Pacific Telesis Group...........          40,350
       1,100   Sprint Corporation .............          43,862
                                                   ------------
                                                        147,412

                 Total common stocks - Series M
                   (cost $6,472,338) - 40.1%          6,380,752

    PRINCIPAL
    AMOUNT OR
     NUMBER      U.S. GOVERNMENT & GOVERNMENT          MARKET
    OF SHARES    AGENCY SECURITIES                     VALUE
--------------------------------------------------------------------------------

               U.S. GOVERNMENT AGENCIES - 28.0%
               Federal Home Loan Mortgage Corporation,
  $3,000,000     5.41%, 3-7-96(2)..............    $  2,969,460
  $   68,238     6.0%, 2006....................          68,461
  $  250,000     7.0%, 2020....................         254,465
  $  100,000     7.0%, 2021....................         100,547
               Financing Corporation,
  $   90,000     0%, 2010......................          35,350
               Federal National Mortgage Association,
  $  177,345     6.5%, 2008....................         167,011
  $  140,000     6.5%, 2018....................         139,964
  $  236,890     6.5%, 2018....................         231,491
  $  160,000     7.5%, 2020....................         165,366
  $  170,000     6.95%, 2020...................         171,709
  $  150,000     8.8%, 2025....................         163,688
                                                   ------------
                                                      4,467,512

               U.S. GOVERNMENT SECURITIES - 6.0%
               U.S. Treasury Bills,
  $  425,000     4.87%, 4-4-96.................         419,352
               U.S. Treasury Notes,
  $  375,000     6.38%, 2002...................         393,577
  $  100,000     5.875%, 2005..................         102,222
  $   50,000     6.5%, 2005....................          53,210
                                                   ------------
                                                        968,361
                                                   ------------

                 Total U.S. government & government
                   agency securities - Series M
                   (cost $5,384,050) - 34.0%...       5,435,873

               REAL ESTATE INVESTMENT TRUSTS
               -----------------------------

       3,500   BRE Properties, Inc. ...........         124,688
       5,900   Cambridge Shopping Centres, Ltd.          51,371
       5,000   Federal Realty Investment Trust.         113,750
      17,400   First Union Real Estate
                 Investment Trust..............         121,800
       9,400   HRE Properties..................         124,550
       7,300   MGI Properties, Inc. ...........         122,275
       6,600   New Plan Realty Trust...........         144,375
       5,900   Pennsylvania Real Estate
                 Investment Trust..............         122,425
      10,000   Santa Anita Realty Enterprises,
                 Inc. .........................         118,750
       6,700   Security Capital Pacific Trust..         132,325
       7,900   United Realty Trust Dominion....         118,500
       9,300   Washington Real Estate
                 Investment Trust..............         147,637
       3,700   Weingarten Realty Investors.....         140,600
                                                   ------------

                 Total real estate investment trusts
                   - Series M (cost $1,553,401) -
                   9.9%........................       1,583,046

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES M (SPECIALIZED ASSET ALLOCATION) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    FOREIGN STOCKS                        VALUE
--------------------------------------------------------------------------------

               BELGIUM - 6.3%
         500   Fortis AG.......................    $     60,824
         400   Union Miniere*..................          26,776
          50   Bekaert SA......................          41,201
         100   Cementbedrijven Cimenteries.....          40,351
       1,000   Delhaize-LeLion.................          41,456
         950   Electrabel......................         225,967
         750   Gevaert Photo Productions.......          46,128
         350   Groupe Bruxelles Lambert........          48,583
         500   Kredietbank.....................         136,769
         400   Petrofina SA....................         122,464
         250   Royale Belgium..................          49,951
         150   Solvay SA.......................          81,042
         200   Tractebel Investment International        82,571
                                                   ------------
                                                      1,004,083

               HONG KONG - 6.6%
      23,000   Bank of East Asia...............          82,547
      12,000   Cathay Pacific Airways .........          18,314
       5,000   Cheung Kong Holdings............          30,458
      20,000   China Light & Power Company.....          92,086
      68,000   Chinese Estates.................          44,413
      10,000   Dicksons Concept International..           9,312
      10,000   Elec &Eltek International
                 Holdings......................           2,018
      20,000   Hong Kong & Shanghai Hotels ....          28,971
      71,250   Hong Kong Telecommunications....         127,167
      35,000   Hutchinson Whampoa Limited......         213,207
       5,000   Kumagai Gumi....................           3,621
       5,000   Lai-sun Garment International...           4,850
      57,000   Oriental Press Group............          17,324
       5,000   Peregrine Investments Holdings..           6,467
      20,000   Sun Hung Kai Properties.........         163,607
     180,000   Tai Cheung Holdings ............         138,516
      13,000   Wing Lung Bank..................          72,802
                                                   ------------
                                                      1,055,680
                                                   ------------

                 Total foreign stocks - Series M
                   (cost $2,022,862) - 12.9%          2,059,763

               TEMPORARY CASH INVESTMENTS
               --------------------------

     431,000   Vista Federal Money Market
                 Fund..........................         431,000
                                                   ------------

                 Total temporary cash investments -
                   Series M (cost $431,000) - 2.7%      431,000
                                                   ------------

                 Total investments - (cost
                   $16,190,634) - Series M -
                   101.6%......................      16,224,540

                 Liabilities, less cash and other
                   assets - Series M - (1.6%)         (248,117)
                                                   ------------

                 Total net assets applicable to
                   1,491,500 shares outstanding
                   - Series M - 100.0%.........     $15,976,423
                                                   ============

SERIES N (MANAGED ASSET ALLOCATION)


    PRINCIPAL                                          MARKET
     AMOUNT      CORPORATE BONDS                       VALUE
--------------------------------------------------------------------------------

               AUTOMOBILES - 0.5%
    $ 50,000   Exide Corporation, 10.00%,
                 2005..........................        $ 53,875

               BANKS & CREDIT - 1.0%
     100,000   Bankers Trust - NY, 7.25%,
                 2003..........................         105,000

               BROADCAST MEDIA - 1.0%
      50,000   Sinclair Broadcasting, 10.00%,
                 2005..........................          51,125
      50,000   Young Broadcasting Corporation,
                 10.125%, 2005.................          52,875
                                                   ------------
                                                        104,000

               CHEMICALS--SPECIALTY - 1.0%
      50,000   Agricultural Minerals & Chemicals,
                 10.75%, 2003..................          55,000
      50,000   IMC Fertilizer Group, Inc.,
                 9.45%, 2011...................          53,313
                                                   ------------
                                                        108,313

               ELECTRIC UTILITIES - 4.0%
     100,000   Florida Power & Light Company,
                 5.7%, 1998....................         100,500
     100,000   Monongahela Power, 8.5%,
                 2022..........................         106,625
      50,000   Southern California Edison, 6.5%,
                 2001..........................          51,125
     110,000   Texas Utilities, 5.875%, 1998...         110,000
      50,000   Wisconsin Electric Power,
                 5.875%, 1997..................          50,313
                                                   ------------
                                                        418,563

               ENTERTAINMENT - 0.5%
      50,000   United Artists, 9.30%, 2015.....          50,125

               HEALTH CARE--SERVICES - 0.3%
      35,000   Tenet Healthcare Corporation,
                 8.625%, 2003..................          36,706

               HOTEL/MOTEL - 0.7%
      50,000   Bally Park Place Funding,
                 9.25%, 2004...................          50,500
      30,000   Grand Casinos, 10.125%, 2003....          31,275
                                                   ------------
                                                         81,775

               INDUSTRIAL SERVICES - 4.6%
      50,000   Coinmach Corporation,
                 11.75%, 2005..................          50,500
      50,000   Consol Cigar, 10.50%, 2003......          51,125
      50,000   Gulf Canada, 9.625%, 2005.......          52,375
      50,000   HMC Acquisition Properties
                 9.00%, 2007...................          50,500
      50,000   Lenfest Communications,
                 8.375%, 2005..................          50,188

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

    PRINCIPAL
    AMOUNT OR
     NUMBER                                            MARKET
    OF SHARES    CORPORATE BONDS (CONTINUED)           VALUE
--------------------------------------------------------------------------------

               INDUSTRIAL SERVICES - (CONTINUED)
    $ 25,000   Portola Packaging, Inc., 10.75%,
                 2005..........................        $ 25,750
    $100,000   Price/Costco, Inc., 7.125%,
                 2005..........................         104,375
    $100,000   Raytheon Company, 6.5%,
                 2005..........................         102,875
                                                   ------------
                                                        487,688

               MANUFACTURING - 0.5%
    $ 50,000   Coltec Industries, 10.25%, 2002.          51,625

               MISCELLANEOUS - 0.5%
    $ 50,000   McDonald's Corporation, 6.625%,
                 2005..........................          51,750

               PAPER & FOREST PRODUCTS - 0.5%
    $ 50,000   Repap Wisconsin, Inc., 9.25%,
                 2002..........................          47,625

               SUPERMARKETS - 0.3%
    $ 50,000   Pathmark Stores, 0%, 2003(1)....          30,500

               TEXTILES - 0.4%
    $ 50,000   Dan River, Inc., 10.125%, 2003..          46,125
                                                   ------------

                 Total corporate bonds - Series N
                   (cost $1,636,881) - 15.8%          1,673,670

               PREFERRED STOCKS
               ----------------

               AUTOMOBILES  - 0.1%
         200   Superior Industries International          5,275
                                                   ------------

                 Total preferred stocks - Series N
                   (cost $6,445) - 0.1%                   5,275

               COMMON STOCKS
               -------------

               AEROSPACE & DEFENSE - 0.4%
         300   Boeing Company..................          23,512
         300   Northrop Grumman Corporation....          19,200
                                                   ------------
                                                         42,712

               AUTO PARTS & SUPPLIES - 0.1%
         200   TRW, Inc. ......................          15,500

               AUTOMOBILES  - 1.2%
         900   Echlin, Inc. ...................          32,850
         300   General Motors Corporation......          15,863
       2,000   Honda Motor Company, Ltd. ADR...          83,500
                                                   ------------
                                                        132,213

               BANKS & TRUSTS - 2.3%
         200   Baybanks, Inc. .................          19,650
         300   Chase Manhattan Corporation.....          18,188
         700   Chemical Banking Corporation....          41,125
         400   Corestates Financial Corporation          15,150
         400   First American Corporation......          18,950

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               BANKS & TRUSTS, CONTINUED
         400   First Union Corporation.........        $ 22,250
         400   J.P. Morgan & Company, Inc. ....          32,100
         600   Keycorp.........................          21,750
         300   Mellon Bank Corporation.........          16,125
         300   Midlantic Corporation...........          19,688
         300   Nationsbank Corporation.........          20,887
                                                   ------------
                                                        245,863

               BEVERAGES - 1.4%
         600   Anheuser-Busch Company, Inc. ...          40,125
         800   Coca Cola Company...............          59,400
         800   PepsiCo, Inc. ..................          44,700
                                                   ------------
                                                        144,225

               BROADCAST MEDIA - 0.6%
         300   Capital Cities/ABC, Inc. .......          37,013
         800   Comcast Corporation (Cl.A)
                 Special.......................          14,550
         300   Infinity Broadcasting
                 Corporation*..................          11,175
                                                   ------------
                                                         62,738

               BUILDING & REAL ESTATE - 0.1%
         500   Masco Corporation...............          15,687

               CHEMICALS--BASIC - 2.1%
       1,300   Akzo Nobel NV-ADR...............          75,400
         500   Du Pont (E.I.) De Nemours
                 & Company.....................          34,938
         200   FMC Corporation*................          13,525
         700   Great Lakes Chemical Corporation          50,400
         400   Lyondell Petrochemical Company..           9,150
         800   Morton International, Inc. .....          28,700
         200   Olin Corporation................          14,850
                                                   ------------
                                                        226,963

               CHEMICALS--DIVERSIFIED - 0.2%
         200   Monsanto Company................          24,500

               CHEMICALS--SPECIALITY - 0.4%
         300   Minnesota Mining & Manufacturing
                 Company.......................          19,875
         300   Rohm & Haas Company.............          19,313
         300   Wellman, Inc....................           6,825
                                                   ------------
                                                         46,013

               COMMUNICATION EQUIPMENT - 0.1%
         200   Tellabs, Inc.*..................           7,400

               COMPUTER SOFTWARE - 0.5%
         400   Aspect Telecommunications
                 Corporation*..................          13,400
         400   Autodesk, Inc. .................          13,700
         200   Parametric Technology*..........          13,300
         200   General Motors (Cl.E)...........          10,400
                                                   ------------
                                                         50,800

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               COMPUTER SYSTEMS - 1.2%
         900   Compaq Computer Corporation*....        $ 43,200
         400   Hewlett Packard Company.........          33,500
         200   International Business Machines
                 Corporation...................          18,350
         600   Sun Miscrosystems, Inc.*........          27,375
                                                   ------------
                                                        122,425

               COSMETICS - 0.1%
         400   Maybelline, Inc.................          14,500

               DRUGS - 0.4%
         700   Amgen, Inc.*....................          41,563

               ELECTRIC UTILITIES - 1.7%
       5,200   Centerior Energy Corporation....          46,150
         300   Duke Power Company..............          14,212
         600   Empresa Nacional De Electricidad
                 SA Sponsored ADR..............          34,350
         600   Entergy Corporation.............          17,550
       1,200   Niagara Mohawk Power
                 Corporation...................          11,550
         600   Public Service Company of
                 New Mexico*...................          10,575
       1,200   SCE Corporation.................          21,300
         400   Texas Utilities Company.........          16,450
         400   Unicom Corporation..............          13,100
                                                   ------------
                                                        185,237

               ELECTRICAL EQUIPMENT - 1.7%
         300   American Power Conversion
                 Corporation*..................           2,850
         600   Emerson Electric Company........          49,050
       1,200   General Electric Company........          86,400
         700   Hubbell Inc., (Cl.B)............          46,025
                                                   ------------
                                                        184,325

               ELECTRONIC SYSTEMS - 0.2%
         300   Honeywell, Inc..................          14,587
         200   Teradyne, Inc.*.................           5,000
                                                   ------------
                                                         19,587

               ELECTRONICS - 2.6%
         900   Advanced Micro Devices, Inc.*...          14,850
         300   Analog Devices, Inc.*...........          10,612
         200   Arrow Electronics, Inc.*........           8,625
       1,200   Hitachi, Ltd. ADR...............         120,600
         400   KLA Instruments Corporation*....          10,425
         200   LAM Research Corporation*.......           9,150
         200   Motorola, Inc. .................          11,400
       2,000   Phillips Electronics N.V. ADR...          71,750
         200   Varian Associates, Inc..........           9,550
         300   Xilinx, Inc.*...................           9,150
                                                   ------------
                                                        276,112

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               ENTERTAINMENT - 0.8%
         600   Cracker Barrel Old Country
                 Store, Inc. ..................         $10,350
         400   Disney (Walt) Company...........          23,600
         400   Mirage Resorts, Inc.*...........          13,800
        800    Time Warner, Inc................          30,300
         200   Viacom, Inc. (Cl.A)*............           9,175
                                                   ------------
                                                         87,225

               ENVIRONMENTAL - 0.3%
       1,000   WMX Technologies, Inc. .........          29,875

               FINANCIAL--BANKS, COMMERCIAL - 0.5%
         300   First Bank System, Inc. ........          14,887
       1,000   Norwest Corporation.............          33,000
                                                   ------------
                                                         47,887

               FINANCIAL SERVICES - 1.9%
         400   American Express Company........          16,550
       1,000   Banco Bilbao Viz SPADR..........          35,750
       1,100   Countrywide Credit Industries,
                 Inc...........................          23,925
         200   Federal National Mortgage
                 Association...................          24,825
         400   Franklin Resources, Inc.........          20,150
         500   H & R Block, Inc. ..............          20,250
         500   Household International, Inc. ..          29,563
           2   Transport Holdings, Inc. (Cl.A)*              81
         400   Travelers Group, Inc. ..........          25,150
                                                   ------------
                                                        196,244

               FOOD PROCESSING - 1.8%
         735   Archer-Daniels-Midland Company..          13,230
         500   Conagra, Inc. ..................          20,625
       1,000   Heinz (H.J.) Company............          33,126
         300   Ralston Purina Group............          18,712
         700   Sara Lee Corporation............          22,313
         500   Tyson Foods, Inc. (Cl.A)........          13,062
         800   Unilever PLC - ADR..............          67,600
                                                   ------------
                                                        188,668

               FURNITURE - 0.1%
         400   Helig Meyers Company............           7,349

               GENERAL MERCHANDISERS - 0.2%
         700   Price/Costco, Inc.*.............          10,675
         600   Wal-Mart Stores, Inc. ..........          13,425
                                                   ------------
                                                         24,100

               HOUSEHOLD PRODUCTS - 0.7%
         500   Colgate Palmolive Company.......          35,125
         500   Procter & Gamble Company........          41,500
                                                   ------------
                                                         76,625

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               HOUSEHOLD FURNISHINGS & APPLIANCES - 0.1%
         200   Leggett & Platt, Inc. ..........         $ 4,850

               HOUSING--HOME BUILDING - 0.1%
         200   Oakwood Homes Corporation.......           7,675

               INSURANCE - 2.2%
         300   AMBAC, Inc. ....................          14,063
         500   American General Corporation....          17,437
         900   American International Group, Inc.        83,250
         300   MGIC Investment Corporation.....          16,275
         200   Mutual Risk Management, Ltd.....           9,150
         400   National Re Corporation.........          15,200
         200   Pacificare Health System*.......          17,400
         500   Torchmark Corporation...........          22,625
         500   United Healthcare Corporation...          32,750
                                                   ------------
                                                        228,150

               INTEGRATED PETROLEUM DOMESTIC - 0.7%
         400   Atlantic-Richfield Company......          44,300
       1,600   USX Marathon Group..............          31,200
                                                   ------------
                                                         75,500

               INTEGRATED PETROLEUM INTERNATIONAL - 2.7%
         600   Exxon Corporation...............          48,075
         700   Mobil Corporation...............          78,400
         800   Royal Dutch Petroleum
                 Company ADR...................         112,900
         400   Shell Transport & Trading
                 Company.......................          32,550
         300   Texaco, Inc. ...................          23,550
                                                   ------------
                                                        295,475

               MACHINERY - 0.2%
         200   GATX Corporation................           9,725
         300   Watts Industries, Inc.(Cl.A)....           6,975
                                                   ------------
                                                         16,700

               MANUFACTURING - 0.1%
         300   Allied-Signal, Inc. ............          14,250

               MEDICAL - 0.3%
         600   Columbia/HCA Healthcare
                 Corporation...................          30,450

               METAL FABRICATE/HARDWARE - 0.1%
         600   Trimas Corporation..............          11,325

               MINING & METALS - 0.2%
         300   Aluminum Company of
                 America*......................          15,862
         200   Alumas, Inc. ...................           6,125
                                                   ------------
                                                         21,987

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               MISCELLANEOUS - 0.3%
         600   Atlanta Gas Light Company.......        $ 11,850
         300   Coeur d'Alene Mines Corporation.           5,137
         200   Komag, Inc.*....................           9,225
         100   York International Corporation*.           4,700
                                                   ------------
                                                         30,912

               MISCELLANEOUS CONSUMER SERVICES - 0.2%
         400   Service Corporation
                 International.................          17,600

               MISCELLANEOUS CONSUMER DURABLES - 0.4%
         500   Corning, Inc....................          16,000
         300   Eastman Kodak Company...........          20,100
         200   Tandy Corporation...............           8,300
                                                   ------------
                                                         44,400

               MISCELLANEOUS CONSUMER PRODUCTS - 0.5%
         500   Jones Apparel Group, Inc.*......          19,687
         200   Philip Morris Companies, Inc. ..          18,100
         400   Springs Industries, Inc. (Cl.A).          16,550
                                                   ------------
                                                         54,337

               OFFICE EQUIPMENT & SUPPLIES - 0.1%
         300    Reynolds & Reynolds Company
                 (Cl.A)........................          11,662

               OIL - 0.9%
         500   Amerada Hess Corporation........          26,500
         400   Helmerich &Payne, Inc. .........          11,900
         400   Schlunberger, Ltd. .............          27,700
         700   Smith International, Inc.*......          16,450
         600   Union Texas Petroleum Holdings,
                 Inc...........................          11,625
                                                   ------------
                                                         94,175

               PACKAGING & CONTAINERS - 0.2%
       1,700   Jefferson Smurfit Corporation*..          16,150

               PAPER - 0.2%
         500   International Paper Company.....          18,938

               PAPER & FOREST PRODUCTS - 0.3%
         300   Georgia-Pacific Corporation.....          20,588
         200   Weyerhaeuser Company............           8,650
                                                   ------------
                                                         29,238

               PETROLEUM - 0.1%
         400   Phillips Petroleum Company......          13,650

               PHARMACEUTICALS - 2.4%
         500   Abbott Laboratories.............          20,875
         400   American Home Products
                 Corporation...................          38,800
         500   Bristol Myers Squibb Company....          42,938
         600   Merck & Company, Inc. ..........          39,450
         900   Perrigo Company*................          10,687
         800   Pfizer, Inc. ...................          50,400
       1,100   Smithkline Beecham PLC ADR......          61,050
                                                   ------------
                                                        264,200

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               PUBLISHING - 0.3%
         300   Gannett Company, Inc. ..........        $ 18,413
         200   McGraw-Hill Companies, Inc......          17,425
                                                   ------------
                                                         35,838

               RAILROADS - 0.5%
         500   Burlington Northern Santa Fe
                 Corporation...................          39,000
         200   Union Pacific Corporation.......          13,200
                                                   ------------
                                                         52,200

               RETAIL--APPAREL - 0.3%
         700   Gap, Inc. ......................          29,400

               RETAIL--DEPARTMENT STORES - 0.2%
         600   May Department Stores
                 Company.......................          25,350

               RETAIL--FOOD CHAINS - 0.2%
         400   McDonald's Corporation..........          18,050

               RETAIL--GENERAL MERCHANDISE - 0.3%
         400   Dayton Hudson Corporation.......          30,000

               RETAIL--GROCERY - 0.6%
       1,000   Albertsons, Inc. ...............          32,875
         700   Kroger Company*.................          26,250
                                                   ------------
                                                         59,125

               RETAIL--SPECIALTY - 0.5%
       1,100   Circuit City Stores, Inc. ......          30,387
         800   Toys "R" Us, Inc.*..............          17,400
                                                   ------------
                                                         47,787

               SEMI-CONDUCTORS - 0.3%
         400   Cypress Semiconductor
                 Corporation*..................           5,100
         400   Intel Corporation...............          22,700
                                                   ------------
                                                         27,800

               SPECIALTY MERCHANDISERS - 0.9%
         200   Eckerd Corporation*.............           8,925
       2,000   LVMH Moet Hennessy Lou ADR......          83,750
                                                   ------------
                                                         92,675

               STEEL - 0.2%
         400   Nucor Corporation...............          22,850

               TELECOMMUNICATIONS - 3.3%
       1,100   AT&T Corporation................          71,225
         300   Ameritech Corporation...........          17,700
         300   Bell Atlantic Corporation.......          20,063
         900   Bellsouth Corporation...........          39,150
       1,000   British Telecom PLC ADR.........          56,500
       1,000   GTE Corporation.................          44,000
         200   Glenayre Technologies, Inc.*....          12,450
         800   SBC Communications, Inc. .......          46,000
         200   Southern New England
                 Telecommunications............           7,950
         500   Telecom New Zealand ADR.........          34,687
                                                   ------------
                                                        349,725

    PRINCIPAL
    AMOUNT OR
     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               TELEPHONE - 0.2%
         400   U.S. West, Inc. ................        $ 14,300
         400   U.S. West Media Group*..........           7,600
                                                   ------------
                                                         21,900

               TRANSPORTATION - 0.1%
         200   P.H.H. Corporation..............           9,350
                                                   ------------

                 Total common stocks - Series N
                   (cost $4,323,116) - 43.8%...       4,640,010

               U.S. GOVERNMENT & GOVERNMENT
               ----------------------------
               AGENCY SECURITIES
               -----------------

               U.S. GOVERNMENT AGENCIES - 19.9%
  $1,524,000   Federal Home Loan Mortgage
                 Corporation, 5.58%, 1-02-96...       1,523,767
               Government National Mortgage
                 Association,
  $   51,873     11.50%, 2013..................          58,123
  $   59,486     8.00%, 2025...................          61,530
  $  122,501     7.00%, 2025...................         123,993
  $  234,136     8.50%, 2025...................         245,585
  $   95,299     7.50%, 2025...................          98,378
                                                   ------------
                                                      2,111,376

               U.S. GOVERNMENT SECURITIES - 12.0%
  $   35,000   U.S. Treasury Bond, 6.875%,
                 2025..........................          39,458
               U.S. Treasury Notes,
  $  225,000     5.75%, 1997...................         227,014
  $  325,000     6.125%, 1997..................         329,024
  $   75,000     5.625%, 2000..................          75,699
  $  100,000     6.25%, 2000...................         103,387
  $   75,000     5.875%, 2005..................          76,667
  $  100,000     6.5%, 2005....................         106,419
  $  250,000     7.625%, 2025..................         305,420
                                                   ------------
                                                      1,263,088
                                                   ------------

                 Total U.S. government & government
                   agenccy securities - Series N (cost
                   $3,331,777) - 31.9%.........       3,374,464

               MISCELLANEOUS ASSETS
               --------------------

               ASSET-BACKED SECURITIES - 0.2%
  $   15,788   Hyundai Auto Receivable Trust,
                 4.30%, 1998...................          15,621

               CLOSED-END FUND - 2.8%
       7,000   S&P Midcap 400 Depository
                 Receipts......................         304,172
                                                   ------------

                 Total miscellaneous assets - Series
                   N (cost $320,623) - 3.0%....         319,793

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

    PRINCIPAL
    AMOUNT OR
     NUMBER                                            MARKET
    OF SHARES    FOREIGN CORPORATE BONDS               VALUE
--------------------------------------------------------------------------------

               JAPAN - 0.9%
   5,000,000   Interamer Development Bank,
                 6.00%, 2001(3)................        $ 57,803
   3,000,000   KFW International Finance,
                 6.00%, 1999(3)................          33,846
                                                   ------------

                 Total foreign bonds - Series N
                   (cost $112,686) - 0.9%                91,649

               FOREIGN GOVERNMENT ISSUES
               -------------------------

               CANADA - 0.4%
      60,000   Government Bond, 6.50%, 2004(3).          42,512

               GERMANY - 0.9%
     125,000   Bundesrepub Deutschland,
                 7.375%, 2005(3)...............          95,439
                                                   ------------

                 Total foreign government issues
                   Series N (cost $133,118) - 1.3%      137,951

               FOREIGN STOCKS
               --------------

               FRANCE - 0.5%
         500   Genril Eaux.....................          49,986

               GERMANY - 1.5%
         200   Bankgesellschaft Berlin.........          51,145
         200   Bayer, AG.......................          53,211
         200   M.A.N. AG.......................          55,475
                                                   ------------
                                                        159,829

               HONG KONG - 1.1%
      11,000   Whampoa Limited.................          67,008
       6,000   Swire Pacific Ltd...............          46,560
                                                   ------------
                                                        113,568

               JAPAN - 1.0%
       7,000   Bridgestone Corporation.........         111,292

               MALAYSIA - 0.4%
      16,000   Sime Darby Berhad...............          42,537

               SWITZERLAND - 1.4%
          80   Union Bank of Switzerland.......          86,907
          30   SIG Schweizland.................          62,834
                                                   ------------
                                                        149,741

               UNITED KINGDOM - 1.3%
      15,000   BTR PLC.........................          76,621
      22,000   Lonrho Ltd......................          60,117
                                                   ------------
                                                        136,738
                                                   ------------

                 Total foreign stocks - Series N
                   (cost $755,992) - 7.2%......         763,691

    PRINCIPAL
    AMOUNT OR
     NUMBER      TEMPORARY                             MARKET
    OF SHARES    CASH INVESTMENTS                      VALUE
--------------------------------------------------------------------------------

       4,347   Vista Treasury Plus International
                 Fund, ........................   $       4,347
                                                   ------------

                 Total temporary cash investments -
                   Series N (cost $4,347) - 0.0%          4,347
                                                   ------------

                 Total investments - Series N
                   (cost $10,624,985) - 104.0%       11,010,850
                                                   ------------

                 Liabilities, less cash and other
                   assets - Series N - (4.0%)         (430,711)
                                                   ------------

                 Total net assets applicable
                   to 985,979 shares outstanding
                   Series N - 100.0%...........     $10,580,139
                                                   ============

SERIES O (EQUITY INCOME)

               CORPORATE BONDS
               ---------------

               REAL ESTATE - 0.8%
    $100,000   B.F. Saul Reit, 11.625%, 2002...        $103,500
                                                   ------------

                 Total corporate bonds - Series O
                   (cost $103,500) - 0.8%               103,500

               CONVERTIBLE BONDS
               -----------------

               FINANCIAL SERVICES - 0.8%
    $100,000   Liberty Property Trust, 8.00%,
                 2001..........................         102,625
                                                   ------------

                 Total convertible bonds - Series O
                   (cost $98,875) - 0.8%                102,625

               COMMON STOCKS
               -------------

               AUTO PARTS & SUPPLIES - 0.9%
       1,400   Eaton Corporation ..............          75,075
         600   TRW, Inc. ......................          46,500
                                                   ------------
                                                        121,575

               AUTOMOBILES - 0.1%
         300   Genuine Parts Company...........          12,300

               BANKS & TRUSTS - 8.1%
       2,700   Banc One Corporation............         101,925
       1,100   Bankers Trust New York
                 Corporation...................          73,150
       1,900   Chase Manhattan Corporation.....         115,187
       1,500   Chemical Banking Corporation....          88,125
       1,100   1st Interstate Bancorp..........         150,150
       2,000   J.P. Morgan & Company, Inc. ....         160,500
       3,800   Mellon Bank Corporation.........         204,250
       1,700   National City Corporation.......          56,313

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES O (EQUITY INCOME) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               BANKS & TRUSTS, CONTINUED
       1,600   PNC Bank Corporation............    $     51,600
       2,700   S E Banken......................          22,407
       1,700   U.S. Bancorp Oregon.............          57,163
                                                   ------------
                                                      1,080,770

               BEVERAGES - 1.6%
       2,000   Anheuser-Busch Company, Inc. ...         133,750
       2,200   Brown-Forman Corporation
                 (Cl.B)........................          80,300
                                                   ------------
                                                        214,050

               CHEMICALS (BASIC) - 1.3%
       2,500   Du Pont (E.I.) de Nemours
                 & Company.....................         174,687

               CHEMICALS (DIVERSIFIED) - 0.8%
         900    Monsanto Company...............         110,250

               CHEMICALS (SPECIALTY) - 2.6%
       2,400   Betz Laboratories, Inc. ........          98,400
       2,400   Crompton & Knowles
                 Corporation...................          31,800
       2,900   Lubrizol Corporation............          80,838
       2,100   Minnesota Mining & Manufacturing
                 Company.......................         139,125
                                                   ------------
                                                        350,163

               ELECTRIC UTILITIES - 6.1%
       1,800   Baltimore Gas & Electric Company          51,300
       8,600   Centerior Energy Corporation....          76,325
       1,100   DQE, Inc. ......................          33,825
       1,500   Dominion Res, Inc. .............          61,875
       4,000   Entergy Corporation.............         117,000
       1,800   Florida Progress Corporation....          63,675
       2,000   General Public Utilities Corporation      68,000
       2,300   Pacific Gas & Electric Company..          65,263
       5,300   Pacificorp......................         112,625
       3,200   SCE Corporation.................          56,800
       2,200   Southern Company................          54,175
       1,800   Unicom Corporation..............          58,950
                                                   ------------
                                                        819,813

               ELECTRICAL EQUIPMENT - 3.1%
       1,152   Cooper Cameron Corporation*.....          40,896
       1,688   Cooper Industries, Inc. ........          62,034
       3,000   General Electric Company........         216,000
       1,500   Hubbell, Inc. (Cl.B)............          98,625
                                                   ------------
                                                        417,555

               ELECTRONIC SYSTEMS - 1.3%
       1,000   E G & G, Inc. ..................          24,250
       3,200   Honeywell, Inc. ................         155,600
                                                   ------------
                                                        179,850

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               FINANCIAL SERVICES - 4.5%
       3,700   American Express Company........        $153,087
         900   Federal National Mortgage
                 Association...................         111,713
       1,700   H & R Block, Inc. ..............          68,850
         500   Household International, Inc. ..          29,563
       1,900   Student Loan Marketing New VTG..         125,162
       1,900   Travelers Group, Inc. ..........         119,463
                                                   ------------
                                                        607,838

               FOOD PROCESSING - 3.1%
         800   CPC International, Inc..........          54,900
       1,800   General Mills...................         103,950
       2,250   Heinz (H.J.) Company............          74,531
       2,300   Quaker Oats Company.............          79,350
       1,900   Sara Lee Corporation............          60,563
         300   Unilever NY ADR.................          42,225
                                                   ------------
                                                        415,519

               FOOD WHOLESALERS - 0.1%
         900   Fleming Companies, Inc. ........          18,562

               HOSPITAL SUPPLIES/HOSPITAL
                 MANAGEMENT - 0.4%
       1,300   Bausch & Lomb, Inc. ............          51,512

               INSURANCE - 2.2%
       1,000   American General Corporation....          34,875
       4,000   Allmerica Financial Corporation*         108,000
       1,200   Loews Corporation...............          94,050
       1,500   Provident Companies, Inc.*......          50,812
         300   Unum Corporation................          16,500
                                                   ------------
                                                        304,237

               INTEGRATED PETROLEUM--DOMESTIC - 3.7%
       2,300   Atlantic-Richfield Company......         254,725
       1,300   British Petroleum PLC ADR.......         132,762
         500   Pennzoil Company................          21,125
         746   Sun Company, Inc. ..............          20,422
       3,500   USX Marathon Group..............          68,250
                                                   ------------
                                                        497,284

               INTEGRATED PETROLEUM--INTERNATIONAL - 6.2%
       1,400   Chevron Corporation.............          73,500
       2,600   Exxon Corporation...............         208,325
       1,300   Mobil Corporation...............         145,600
       1,300   Royal Dutch Petroleum Company
                 ADR...........................         183,463
       2,900   Texaco, Inc. ...................         227,650
                                                   ------------
                                                        838,538

               MACHINERY - 0.6%
         800   GATX Corporation................          38,900
       2,100   McDermott International, Inc. ..          46,200
                                                   ------------
                                                         85,100

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES O (EQUITY INCOME) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               MEDICAL SUPPLIES - 0.7%
       2,400   Baxter International............        $100,500

               MINING & METALS - 0.7%
       2,200   Newmont Mining Corporation......          99,550

               MISCELLANEOUS CONSUMER DURABLES - 1.6%
       3,100   Corning, Inc....................          99,200
       1,800   Eastman Kodak Company...........         120,600
                                                   ------------
                                                        219,800

               MISCELLANEOUS CONSUMER PRODUCTS - 2.7%
         700   Clorox Company Del..............          50,138
       1,100   Hanson PLC Sponsored ADR........          16,775
       2,400   Philip Morris Companies, Inc....         217,200
       1,800   Tambrand, Inc. .................          85,950
                                                   ------------
                                                        370,063

               OFFICE EQUIPMENT & SUPPLIES - 0.1%
         300   Pitney-Bowes, Inc. .............          14,100

               PAPER - 0.9%
       3,100   International Paper Company.....         117,412

               PAPER & FOREST PRODUCTS - 2.4%
         800   Georgia-Pacific Corporation.....          54,900
       1,500   Kimberly Clark..................         124,125
       3,100   Union Camp Corporation..........         147,638
                                                   ------------
                                                        326,663

               PHARMACEUTICALS - 7.4%
       1,700   American Home Products
                 Corporation...................         164,900
       2,800   Eli Lilly & Company.............         157,500
       5,395   Pharmacia & Upjohn, Inc.*.......         209,056
       1,100   Schering-Plough Corporation.....          60,225
       4,300   Smithkline Beecham PLC-ADR......         238,650
       1,700   Warner Lambert..................         165,113
                                                   ------------
                                                        995,444

               PUBLISHING - 2.6%
         600   Deluxe Corporation..............          17,400
       2,300   Dun and Bradstreet..............         148,925
       1,500   Gannett Company, Inc. ..........          92,062
       1,100   McGraw-Hill Companies, Inc. ....          95,838
                                                   ------------
                                                        354,225

               RAILROADS - 0.8%
       1,600   Union Pacific Corporation.......         105,600

               RETAIL--DEPARTMENT STORES - 1.8%
       2,700   J C Penney......................         128,587
       1,500   May Department Stores Company...          63,375
       1,300   Sears Roebuck...................          50,700
                                                   ------------
                                                        242,662

               RETAIL--GENERAL MERCHANDISING - 0.3%
         600   Dayton Hudson Corporation.......          45,000

    PRINCIPAL
    AMOUNT OR
     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               SAVINGS & LOANS - 0.2%
         500   Brooklyn Bancorp, Inc.*.........    $     20,374

               TELECOMMUNICATIONS - 3.9%
       3,700   Alltel Corporation..............         109,150
       1,400   BCE, Inc. ......................          48,300
         900   Bell Atlantic Corporation.......          60,187
       1,700   Bellsouth Corporation...........          73,950
       3,700   GTE Corporation.................         162,800
       1,900   Southern New England
                 Telecommunications............          75,525
                                                   ------------
                                                        529,912

               TELEPHONE - 1.0%
         700   Pacific Telesis Group...........          23,538
       2,400   U.S. West, Inc. ................          85,800
       1,600   U.S. West Media Group...........          30,400
                                                   ------------
                                                        139,738

               TOBACCO - 2.2%
       3,700   American Brands.................         165,112
         800   RJR Nabisco Holdings ...........          24,700
       3,100   UST, Inc. ......................         103,463
                                                   ------------
                                                        293,275

               TRANSPORTATION--MISCELLANEOUS - 0.5%
         800   Alexander & Baldwin, Inc. ......          18,400
       1,000   P.H.H.Corporation...............          46,750
                                                   ------------
                                                         65,150

               TRANSPORTATION--RAIL - 0.4%
         800   Conrail, Inc. ..................          56,000
                                                   ------------

                 Total common stocks - Series O
                   (cost $9,401,313) - 76.9%         10,395,071

               U.S. GOVERNMENT & GOVERNMENT
               ----------------------------
               AGENCY SECURITIES
               -----------------

               U.S. GOVERNMENT AGENCIES - 10.0%
  $1,360,000   Federal Home Loan Mortgage
                 Corporation, 5.50%, 1-05-96...       1,359,169

               U.S. GOVERNMENT SECURITIES - 1.5%
               U.S. Treasury Notes,
   $ 100,000     6.125%, 1998..................         102,006
   $ 100,000     6.25%, 2000...................         103,387
                                                   ------------
                                                        205,393
                                                   ------------

                 Total U.S. government & government
                   agency securities - Series O -
                   (cost $1,561,996) - 11.5%...       1,564,562

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES O (EQUITY INCOME) (CONTINUED)

    PRINCIPAL
    AMOUNT OR
     NUMBER                                            MARKET
    OF SHARES    REAL ESTATE INVESTMENT TRUSTS         VALUE
--------------------------------------------------------------------------------

       4,400   DeBartolo Realty Corporation....     $    57,200
       2,200   General Growth Property, Inc. ..          45,650
       4,000   Simon Property Group............          97,500
       2,200   Weingarten Realty Investors.....          83,600
                                                   ------------

                 Total real estate investment
                   trusts - Series O (cost
                   $281,712) - 2.1%............         283,950

               FOREIGN STOCKS
               --------------

               UNITED KINGDOM - 0.5%
      25,200   Lonrho Ltd......................          68,861
                                                   ------------

                 Total foreign stocks - Series O
                   (cost $65,051) - 0.5%                 68,861

               TEMPORARY CASH INVESTMENTS
               --------------------------

     483,127   Vista Treasury Institutional
                 Money Market Fund.............         483,127
                                                   ------------

                 Total temporary cash investments
                    - Series O (cost $483,127) - 3.6%   483,127

               COMMERCIAL PAPER
               ----------------

               ELECTRONICS - 0.7%
    $100,000   Hewlett-Packard Company,
                 5.65%, 1-19-96................          99,718

               FINANCIAL SERVICES - 4.4%
    $600,000   Corporate Asset Funding,
                 5.90%, 1-02-96................         599,902
                                                   ------------

                 Total commercial paper - Series O
                   (cost $699,620) - 5.1%               699,620
                                                   ------------

                 Total investments - Series O
                   (cost $12,695,194) - 101.3%       13,701,316

                 Liabilities, less cash and other
                   assets - Series O - (1.3%)         (173,694)
                                                   ------------

                 Total net assets applicable to
                   1,156,219 shares outstanding-
                   Series O - 100.0%...........     $13,527,622
                                                   ============

SERIES S (SOCIAL AWARENESS)

               COMMON STOCKS
               -------------

               ADVERTISING - 1.6%
      16,000   Omnicom Group...................        $596,000

               AIRLINES - 1.3%
      20,000   Southwest Airlines Company......         465,000

SERIES S (SOCIAL AWARENESS) (CONTINUED)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               AMUSEMENT & RECREATIONAL SERVICES - 1.3%
       8,000   Disney (Walt) Company...........     $   472,000

               BANKING & FINANCE - 2.9%
      11,500   Boatmen's Bancshares, Inc. .....         470,063
      14,500   Comerica, Inc. .................         581,813
                                                   ------------
                                                      1,051,876

               BEVERAGES - 1.5%
      10,000   PepsiCo, Inc. ..................         558,750

               BROADCAST MEDIA - 2.1%
      17,312   Clear Channel Communications*...         763,892

               BUSINESS SERVICES - 6.6%
      18,400   Alternative Resources
                 Corporation*..................         556,600
      25,000   DeVry, Inc.*....................         675,000
       7,000   HBO & Company...................         536,375
      13,500   Paychex.........................         673,313
                                                   ------------
                                                      2,441,288

               CHEMICALS--BASIC - 1.8%
      19,500   Praxair.........................         655,688

               CHEMICALS--SPECIALTY - 1.5%
      11,000   Sigma Aldrich Corporation.......         544,500

               COMMUNICATIONS EQUIPMENT - 0.8%
       3,500   U.S. Robotics Corporation*......         307,125

               COMPUTER SOFTWARE - 6.8%
       6,500   Aspect Telecommunications*......         217,750
       4,500   Automatic Data Processing, Inc.          334,125
       8,500   Bisys Group, Inc.*..............         261,375
       6,000   Computer Associates International,
                 Inc...........................         341,250
       8,722   First Data Corporation..........         583,284
       7,000   McAffee Associates, Inc.*.......         307,125
       3,500   Microsoft Corporation*..........         307,125
       7,000   Symantec Corporation*...........         162,750
                                                   ------------
                                                      2,514,784

               COMPUTER SYSTEMS - 3.2%
      12,000   Bay Networks, Inc.*.............         493,500
       4,000   Sun Microsystems, Inc.* ........         182,500
      11,000   3Com Corporation*...............         512,875
                                                   ------------
                                                      1,188,875

               CONSUMER CYCLICALS - 1.0%
      12,000   Mattel, Inc. ...................         369,000

               CONSUMER SERVICES - 2.2%
      14,250   CUC International, Inc.*........         486,281
      10,500   Comnet Cellular*................         303,188
                                                   ------------
                                                        789,469

               COSMETICS - 1.9%
      30,000   Guest Supply Company*...........         678,750

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES S (SOCIAL AWARENESS)

     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               DRUG DELIVERY - 0.8%
       6,000   Elan Corporation PLC ADR*.......     $   291,750

               ELECTRONICS--SEMI-CONDUCTORS - 3.4%
       6,500   Applied Materials, Inc.* .......         255,938
      13,500   Atmel Corporation*..............         302,063
       5,000   Intel Coporation*...............         283,750
      13,500   Merix Corporation*..............         405,000
                                                   ------------
                                                      1,246,751

               FINANCIAL SERVICES - 4.5%
       5,000   Federal National Mortgage
                 Association...................         620,625
      12,500   Finova Group....................         603,125
       9,500   First USA, Inc. ................         421,563
                                                   ------------
                                                      1,645,313

               FOOD--PROCESSING - 1.4%
       7,500   CPC International, Inc..........         514,688

               FOOD--WHOLESALERS - 2.6%
      22,500   Richfood Holdings, Inc. ........         601,875
      11,500   Sysco Corporation...............         373,750
                                                   ------------
                                                        975,625

               HEALTH CARE - 2.3%
       8,000   Cardinal Health, Inc. ..........         438,000
       9,000   U.S. Healthcare, Inc. ..........         418,500
                                                   ------------
                                                        856,500

               HOSPITAL SUPPLIES/MANAGEMENT - 2.2%
      13,000   Community Health Systems, Inc.*.         463,125
      12,500   Healthsouth Corporation*........         364,063
                                                   ------------
                                                        827,188

               HOUSEHOLD FURNISHINGS/APPLIANCES - 1.3%
      19,600   Leggett & Platt, Inc. ..........         475,300

               HOUSEHOLD PRODUCTS - 1.5%
       6,500   Procter &Gamble Company.........         539,500

               INSURANCE - 5.5%
       6,000   American General Group, Inc. ...         555,000
       5,500   Chubb Corporation...............         532,125
      10,500   Jefferson-Pilot Corporation.....         488,250
       6,000   MBIA, Inc. .....................         450,000
                                                   ------------
                                                      2,025,375

               MANUFACTURING - 3.0%
       8,000   Illinois Tool Works, Inc. ......         472,000
      15,000   Millipore.......................         616,875
                                                   ------------
                                                      1,088,875

               MEDICAL - 3.4%
       4,000   Cordis Corporation*.............         402,000
      10,500   Guidant Corporation.............         443,625
       7,500   Stryker Corporation.............         393,750
                                                   ------------
                                                      1,239,375

    PRINCIPAL
    AMOUNT OR
     NUMBER                                            MARKET
    OF SHARES    COMMON STOCKS (CONTINUED)             VALUE
--------------------------------------------------------------------------------

               OIL & GAS EXPLORATION - 4.3%
      12,000   Anadarko Petroleum..............    $    649,500
      15,500   Apache Corporation..............         457,250
      13,500   Sonat, Inc. ....................         480,938
                                                   ------------
                                                      1,587,688

               PHARMACEUTICALS - 2.1%
       7,500   Amgen, Inc. ....................         445,313
       5,500   Genzyme Corporation.............         343,063
                                                   ------------
                                                        788,376

               POLLUTION CONTROL - 1.4%
      26,000   Osmonics, Inc.*.................         529,750

               RAILROADS - 1.1%
      11,000   Illinois Central Corporation....         422,125

               RESTAURANTS - 3.9%
      16,500   Boston Chicken*.................         530,063
      12,000   McDonald's Corporation..........         541,500
      10,500   Outback Steakhouse, Inc.*.......         376,688
                                                   ------------
                                                      1,448,251

               RETAIL--DRUG STORES - 2.5%
      17,500   Rexall Sundown, Inc.*...........         385,000
      18,000   Walgreen Company................         537,750
                                                   ------------
                                                        922,750

               RETAIL--GROCERY - 0.9%
      10,000   Albertsons, Inc. ...............         328,750

               RETAIL--SPECIALTY - 3.1%
      20,250   Staples, Inc.*..................         493,594
      28,000   Sunglass Hut International, Inc.*        665,000
                                                   ------------
                                                      1,158,594

               TELECOMMUNICATIONS - 2.0%
      12,500   Frontier Corporation............         375,000
       9,000   Sprint Corporation..............         358,875
                                                   ------------
                                                        733,875

               TELEPHONE - 1.6%
      11,000   U.S. West, Inc. ................         393,250
      11,000   U.S. West Media Group*..........         209,000
                                                   ------------
                                                        602,250

               TEXTILES - 1.0%
       8,500   Tommy Hilfiger Corporation*.....         360,188
                                                   ------------

                 Total common stock - Series S
                   (cost $26,362,256) - 92.3%        34,005,834

               CERTIFICATES OF DEPOSIT
               -----------------------

               BANKING - 0.3%
    $100,000   South Shore, 5.40%, 3-04-96.....         100,000
                                                   ------------

                 Total certificates of deposit - Series S
                   (cost $100,000) - 0.3%......         100,000

                            See accompanying notes.

STATEMENTS OF NET ASSETS
December 31, 1995


SERIES S (SOCIAL AWARENESS) (CONTINUED)

    PRINCIPAL                                          MARKET
     AMOUNT      COMMERCIAL PAPER                      VALUE
--------------------------------------------------------------------------------

   $ 500,000   AIG Funding, Inc.,
                 5.82%, 1-03-96................    $    499,677
   1,300,000   International Lease Finance Corporation,
                 5.65%, 1-02-96................         299,805
                 5.82%, 1-04-96................         999,181
                                                   ------------

                 Total commercial paper - Series S -
                   (cost $1,798,712) - 4.9%....       1,798,663
                                                   ------------

                 Total investments - Series S
                   (cost $28,260,968) - 97.5%..      35,904,497

                 Cash &other assets, less
                   liabilities - 2.5%..........         925,761
                                                   ------------

                 Total net assets applicable to
                   2,233,884 shares outstanding
                   - Series S - 100.0%.........     $36,830,258
                                                   ============

The identified cost of investments owned at December 31, 1995 was the same for federal income tax and financial statement purposes, except for Series D for which the identified cost of investments for federal tax purposes was $164,082,318.

*Securities on which no cash dividend was paid during the preceding twelve months.

ADR  (American  Depository  Receipt)

(1) Deferred interest obligation; currently zero coupon under terms of initial offering.

(2) For Series M, this security has been segregated with the custodian to cover margin requirements for the following open long financial futures contracts traded on foreign exchanges as indicated below:

                                                  Unrealized
Type                               Contracts         Gain
                                 ------------     ----------
Financial Index - DAX (3/96)           7           $ 3,668
Financial Index - TOPIX (3/96)         9            69,219
Financial Index - FTSE (3/96)          6             3,668
                                                  ----------
                                                   $76,555
                                                  ==========

(3) Principal   amount on foreign  bond is reflected  in local  currency  (e.g.,
Japanese yen) while market value is reflected in U.S. dollars.

(4) Variable rate security which may be reset the first of each month.


                            See accompanying notes.

BALANCE SHEET
December 31, 1995

                                                                                        SERIES C       SERIES D       SERIES E
                                                          SERIES A       SERIES B        (MONEY       (WORLDWIDE     (HIGH GRADE
                                                          (GROWTH)    (GROWTH-INCOME)    MARKET)       EQUITY)         INCOME)
                                                          --------    ---------------    -------       -------         -------
ASSETS
Investments, at value (identified cost $368,502,550,
  $596,205,070, $11,161,771, $163,257,807
  and $117,553,891, respectively)..................     $487,613,500   $740,154,126   $ 11,167,311   $171,803,362    $124,456,799
  Short-term commercial paper, at market or at
     amortized cost which approximates market value
     (identified cost $31,514,629, $53,386,916,
     $94,018,629, $0 and $0, respectively).........       31,513,658     53,386,916     94,001,342             --             --
  Cash.............................................          211,500             --        276,823      4,403,773        308,045
  Receivables:
     Fund shares sold..............................        1,106,254        575,222        815,580        325,609        132,586
     Securities sold...............................               --             --          6,106      2,170,174             --
     Forward foreign exchange contracts............               --             --             --      1,643,310             --
     Interest......................................            1,225      2,867,367        171,531         54,851       1,660,509
     Dividends.....................................          750,349      1,064,615             --        140,942             --
     Miscellaneous.................................           25,331             --             --             --             --
     Foreign taxes recoverable.....................               --             --             --        108,705             --
                                                        ------------   ------------   ------------   ------------   ------------
         Total assets..............................     $521,221,817   $798,048,246   $106,438,693   $180,650,726   $126,557,939
                                                        ============   ============   ============   ============   ============

LIABILITIES AND NET ASSETS
  Liabilities:
  Payable for:
     Securities purchased..........................     $         --   $         --   $         --   $  2,164,057   $         --
     Fund shares redeemed..........................          978,827      2,389,758        941,362        482,066        795,822
  Other liabilities:
     Management fees...............................          304,141        469,690         42,574        136,947         74,331
     Custodian fees................................               --             --             --         43,300             --
     Transfer and administration fees..............           18,522         28,432          4,095          6,238          4,695
     Professional fees.............................               --         24,302          6,312          3,225         11,574
     Miscellaneous.................................           29,227         23,362          8,670         33,794         19,732
                                                        ------------   ------------   ------------   ------------   ------------
         Total liabilities.........................        1,330,717      2,935,544      1,003,013      2,869,627        906,154
  Net Assets:
  Paid in capital..................................      366,060,115    543,860,283    100,593,169    156,694,497    121,146,176
  Undistributed net investment income .............        4,755,987     18,308,191      4,854,258      4,447,615      7,651,413
  Accumulated undistributed net realized gain (loss)
     on sale of investments, futures and foreign
     currency transactions.........................       29,965,019     88,995,172             --      6,453,920    (10,048,712)
  Net unrealized appreciation (depreciation)
     in value of investments, futures and translation
     of assets and liabilities in foreign currency       119,109,979    143,949,056       (11,747)     10,185,067      6,902,908
                                                        ------------   ------------   ------------   ------------   ------------
         Net assets................................      519,891,100    795,112,702    105,435,680    177,781,099    125,651,785
                                                        ------------   ------------   ------------   ------------   ------------
            Total liabilities and net assets.......     $521,221,817   $798,048,246   $106,438,693   $180,650,726   $126,557,939
                                                        ============   ============   ============   ============   ============

Capital shares authorized..........................    1,000,000,000  1,000,000,000  1,000,000,000  1,000,000,000    250,000,000
Capital shares outstanding.........................       24,721,185     23,421,450      8,541,095     31,951,961      9,769,468

Net asset value per share (net assets divided by
  shares outstanding)..............................           $21.03         $33.95         $12.34          $5.56         $12.86
                                                        ============   ============   ============   ============   ============

                            See accompanying notes.

December 31, 1995

                                                                SERIES K       SERIES M      SERIES N
                                                 SERIES J       (GLOBAL      (SPECIALIZED    (MANAGED        SERIES O      SERIES S
                                                 (EMERGING     AGGRESSIVE       ASSET          ASSET         (EQUITY       (SOCIAL
                                                 (GROWTH)         BOND)       ALLOCATION    ALLOCATION)      INCOME)      AWARENESS
                                                 --------         -----       ----------    -----------      -------      ---------
ASSETS
Investments at value (identified cost
    $74,918,788, $5,405,977, $16,190,634,
    $10,624,985, $11,995,574 and
    $26,462,256, respectively)..............    $86,530,524    $ 5,490,437   $16,224,540    $11,010,850    $13,001,696   $34,105,834
Short-term commercial paper, at market or at
   amortized cost which approximates market
   value (identified cost $8,886,403, $0, $0, $0,
   $699,620 and $1,798,712, respectively)...      8,886,403             --            --             --        699,620     1,798,663
Cash........................................        199,997         56,386            899            --             --       832,645
Receivables:
   Fund shares sold.........................        185,353         21,485       120,438         32,463        184,837       119,416
   Securities sold..........................      1,080,234      1,644,862            --             --             --            --
   Interest.................................          1,275        135,908        39,608         58,430         12,304         1,979
   Dividends................................         56,959             --         7,534          9,378         23,325        40,552
   Prepaid expenses.........................          4,051             --            74            805            605         1,177
   Forward foreign exchange contracts.......             --             --           412             --             --            --
   Foreign taxes recoverable................             --             --            --             36             --            --
                                               ------------    -----------   -----------    -----------    -----------   -----------
       Total assets.........................    $96,944,796     $7,349,078   $16,393,505    $11,111,962    $13,922,387   $36,900,266
                                               ============    ===========   ===========    ===========    ===========   ===========

LIABILITIES AND NET ASSETS
Liabilities:
   Payable for
     Securities purchased...................    $ 3,409,853    $ 1,629,874    $  355,533      $ 504,442      $ 356,455   $        --
     Fund shares redeemed...................         94,757         27,732        20,365          2,487         18,882        45,762
     Forward foreign exchange contracts.....             --             --            --            643             --            --
   Other liabilities:
     Management fees........................         53,990          1,469        13,115          8,375         10,074        21,425
     Custodian fees.........................             --          6,298        13,108          9,216          5,336            --
     Transfer and administration fees.......          3,459            233         3,262          3,009            593         1,460
     Professional fees......................            902            920         3,800          1,644          1,565           569
     Miscellaneous..........................          2,394          4,191         2,370          2,007          1,860           792
     Variation margin.......................             --             --         5,529             --             --            --
                                               ------------    -----------   -----------    -----------    -----------   -----------
         Total liabilities .................      3,565,355      1,670,717       417,082        531,823        394,765        70,008

Net Assets:
   Paid in capital..........................     76,088,638      5,594,000    15,402,483     10,063,481     12,408,974    27,851,216
   Undistributed net investment income......        218,141             --       310,231        108,503        106,787       212,751
   Accumulated undistributed net realized gain
     (loss) on sale of investments, futures and
     foreign currency transactions..........      5,460,926             --       153,135         22,671          5,739     1,122,762
   Net unrealized appreciation
     in value of investments, futures and
     translation of assets and liabilities in
     foreign currency.......................     11,611,736         84,361       110,574        385,484      1,006,122     7,643,529
                                               ------------    -----------   -----------    -----------    -----------   -----------
       Net assets...........................     93,379,441      5,678,361    15,976,423     10,580,139     13,527,622    36,830,258
                                               ------------    -----------   -----------    -----------    -----------   -----------
         Total liabilities and net assets...    $96,944,796     $7,349,078   $16,393,505    $11,111,962    $13,922,387   $36,900,266
                                               ============    ===========   ===========    ===========    ===========   ===========
Capital shares authorized...................    250,000,000     50,000,000    50,000,000     50,000,000     50,000,000   250,000,000
Capital shares outstanding..................      5,813,574        555,341     1,491,500        985,979      1,156,219     2,233,884

Net asset value per share (net assets
   divided by shares outstanding)...........         $16.06         $10.22        $10.71         $10.73         $11.70        $16.49
                                               ============    ===========   ===========    ===========    ===========   ===========

                            See accompanying notes.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1995

                                                                                        SERIES C       SERIES D       SERIES E
                                                          SERIES A       SERIES B        (MONEY       (WORLDWIDE     (HIGH GRADE
                                                          (GROWTH)    (GROWTH-INCOME)    MARKET)       EQUITY)         INCOME)
                                                          --------    ---------------    -------       -------         -------
INVESTMENT INCOME:
  Dividends .......................................     $  6,692,953   $  9,939,268     $        --   $ 3,386,174    $        --
  Interest.........................................        1,763,958     14,521,341      5,576,937        517,713      8,776,778
                                                        ------------   ------------   ------------   ------------   ------------
                                                           8,456,911     24,460,609      5,576,937      3,903,887      8,776,778
  Less foreign tax expense.........................               --             --             --      (293,887)             --
                                                        ------------   ------------   ------------   ------------   ------------
         Total investment income...................        8,456,911     24,460,609      5,576,937      3,610,000      8,776,778

EXPENSES:
     Management fees...............................        3,235,523      5,198,738        474,730      1,634,991        883,723
     Custodian fees................................           20,507         25,790          8,817        164,184          4,712
     Transfer/maintenance fees.....................            2,713          2,549          2,482          2,214          2,214
     Administration fees...........................          194,131        311,924         42,726         73,574         53,023
     Directors' fees...............................           15,684         25,485          3,882          6,540          7,073
     Professional fees.............................           14,697         26,097          6,198        183,555          8,105
     Reports to shareholders.......................           86,494        128,918         24,749         43,422         28,513
     Registration fees.............................              658          1,149            252         11,381            232
     Other expenses................................           29,070         49,787          9,656         14,653         15,520
                                                        ------------   ------------   ------------   ------------   ------------
         Total expenses............................        3,599,477      5,770,437        573,492      2,134,514      1,003,115
     Less earnings credits.........................           (9,176)       (13,593)        (4,917)            --         (3,318)
                                                        ------------   ------------   ------------   ------------   ------------
     Net expenses..................................        3,590,301      5,756,844        568,575      2,134,514        999,797
                                                        ------------   ------------   ------------   ------------   ------------
            Net investment income .................        4,866,610     18,703,765      5,008,362      1,475,486      7,776,981

NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain during the period on:
    Investments....................................       30,112,684     99,034,666             --      6,503,025      3,043,977
    Foreign currency transactions..................               --             --             --      3,695,084             --
                                                        ------------   ------------   ------------   ------------   ------------
         Net realized gain ........................       30,112,684     99,034,666             --     10,198,109      3,043,977

Net change in unrealized appreciation (depreciation)
 during the period on:
     Investments...................................       97,759,964     63,506,371         16,141      5,872,052      9,249,705
     Translation of assets and liabilities
         in foreign currencies.....................               --             --             --      1,008,002             --
                                                        ------------   ------------   ------------   ------------   ------------

      Net unrealized appreciation..................       97,759,964     63,506,371         16,141      6,880,054      9,249,705
                                                        ------------   ------------   ------------   ------------   ------------

         Net gain..................................      127,872,648    162,541,037         16,141     17,078,163     12,293,682
                                                        ------------   ------------   ------------   ------------   ------------
            Net increase in net assets resulting
              from operations......................     $132,739,258   $181,244,802     $5,024,503    $18,553,649    $20,070,663
                                                        ============   ============   ============   ============   ============

                            See accompanying notes.

For the Year Ended December 31, 1995

                                                                SERIES K       SERIES M      SERIES N
                                                 SERIES J       (GLOBAL      (SPECIALIZED    (MANAGED        SERIES O     SERIES S
                                                 (EMERGING     AGGRESSIVE       ASSET          ASSET         (EQUITY      (SOCIAL
                                                 (GROWTH)         BOND)*      ALLOCATION*   ALLOCATION)*     INCOME)*    AWARENESS
                                                 --------         ------      -----------   ------------     --------    ---------
INVESTMENT INCOME:
   Dividends................................    $   460,543       $     --       $70,639        $47,815     $   98,551   $  276,333
   Interest.................................        463,257        330,826       179,681        140,789         57,248      199,468
                                               ------------    -----------   -----------    -----------    -----------  -----------
                                                    923,800        330,826       250,320        188,604        155,799      475,801
   Less foreign tax expense.................             --         (2,775)           --           (713)            --           --
                                               ------------    -----------   -----------    -----------    -----------  -----------
         Total investment income............        923,800        328,051       250,320        187,891        155,799      475,801

EXPENSES:
   Management fees..........................        638,386         19,237        49,640         40,824         36,274      224,261
   Custodian fees...........................          9,718          9,224        13,108          9,216          5,337        5,651
   Transfer/maintenance fees................          2,150            525           864            661            740        1,638
   Administration fees......................         38,303         18,585        19,734         19,337          1,632       13,456
   Directors' fees..........................          2,956             30           154             30             30        1,199
   Professional fees........................          2,496          2,033         5,203          3,046          2,579        1,092
   Reports to shareholders..................         13,425            568         1,270            996            826        5,556
   Registration fees........................            174          1,452         1,460          1,460          1,460           78
   Other expenses...........................          5,650            839         2,808            150            134        2,838
   Interest.................................             --             --           482             --             --           --
                                               ------------    -----------   -----------    -----------    -----------  -----------
       Total expenses.......................        713,258         52,493        94,723         75,720         49,012      255,769
                                               ------------    -----------   -----------    -----------    -----------  -----------
     Less:
         Reimbursement of expenses..........             --        (10,260)           --             --             --           --
         Earnings credits...................         (7,599)            --            --             --             --       (4,053)
                                               ------------    -----------   -----------    -----------    -----------  -----------
     Net expenses...........................        705,659         42,233        94,723         75,720         49,012      251,716
                                               ------------    -----------   -----------    -----------    -----------  -----------
       Net investment income ...............        218,141        285,818       155,597        112,171        106,787      224,085

NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) during the period on:
     Investments............................     11,201,462         26,652       153,135         22,671          5,739    1,728,460
     Foreign currency transactions..........             --        (43,375)       (6,777)        (3,668)            --           --
     Futures contracts......................             --             --       161,411             --             --           --
                                               ------------    -----------   -----------    -----------    -----------  -----------
       Net realized gain (loss).............     11,201,462       (16,723)       307,769         19,003          5,739    1,728,460

   Net change in unrealized appreciation (depreciation)
     during the period on:
     Investments............................      3,419,768         84,460        33,906        385,865      1,006,122    5,304,983
     Translation of assets and liabilities
       in foreign currencies................             --            (99)          113           (381)            --           --
     Futures contracts......................             --             --        76,555             --             --           --
                                               ------------    -----------   -----------    -----------    -----------  -----------

       Net unrealized appreciation .........      3,419,768         84,361       110,574        385,484      1,006,122    5,304,983
                                               ------------    -----------   -----------    -----------    -----------  -----------

         Net gain ..........................     14,621,230         67,638       418,343        404,487      1,011,861    7,033,443
                                               ------------    -----------   -----------    -----------    -----------  -----------

           Net increase in net assets
              resulting from operations.....    $14,839,371       $353,456      $573,940       $516,658     $1,118,648   $7,257,528
                                               ============    ===========   ===========    ===========    ===========  ===========


*Period June 1, 1995 (inception) through December 31, 1995.

                            See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1995

                                                                                        SERIES C       SERIES D       SERIES E
                                                          SERIES A       SERIES B        (MONEY       (WORLDWIDE     (HIGH GRADE
                                                          (GROWTH)    (GROWTH-INCOME)    MARKET)       EQUITY)         INCOME)
                                                          --------    ---------------    -------       -------         -------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income ...........................     $  4,866,610   $ 18,703,765   $  5,008,362   $  1,475,486    $  7,776,981
  Net realized gain................................       30,112,684     99,034,666             --     10,198,109       3,043,977
  Unrealized appreciation during the period........       97,759,964     63,506,371         16,141      6,880,054       9,249,705
                                                        ------------   ------------   ------------    -----------     -----------
     Net increase in net assets resulting
          from operations .........................      132,739,258    181,244,802      5,024,503     18,553,649      20,070,663

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................       (3,560,363)   (12,339,763)    (4,193,295)       (28,486)     (7,575,652)
  Net realized gain................................      (15,009,374)            --             --     (1,835,762)             --
                                                        ------------   ------------   ------------    -----------     -----------
     Total distributions to shareholders ..........      (18,569,737)   (12,339,763)    (4,193,295)    (1,864,248)     (7,575,652)

CAPITAL SHARE TRANSACTIONS (A):
  Proceeds from sale of shares ....................      178,841,720    149,198,824    162,965,890     81,864,579      56,773,129
  Dividends reinvested ............................       18,569,737     12,339,763      4,193,295      1,864,248       7,575,652
  Shares redeemed..................................     (123,978,278)  (130,485,002)  (181,223,040)   (69,669,706)    (58,270,162)
                                                        ------------   ------------   ------------    -----------     -----------

     Net increase (decrease) from capital share

         transactions..............................       73,433,179     31,053,585    (14,063,855)    14,059,121       6,078,619
                                                        ------------   ------------   ------------    -----------     -----------

                Total increase (decrease) in net assets  187,602,700    199,958,624    (13,232,647)    30,748,522      18,573,630

NET ASSETS:
  Beginning of period..............................      332,288,400    595,154,078    118,668,327    147,032,577     107,078,155
                                                        ------------   ------------   ------------    -----------     -----------
  End of period....................................     $519,891,100   $795,112,702   $105,435,680   $177,781,099    $125,651,785
                                                        ============   ============   ============   ============    ============

  Undistributed net investment income at
     end of period................................        $4,755,987    $18,308,191     $4,854,258     $4,447,615      $7,651,413
                                                        ============   ============   ============    ===========     ===========

     (a) Shares issued and redeemed
         Shares sold ..............................        9,705,386      4,927,872     13,110,725     15,967,670       4,585,694
         Dividends reinvested......................          943,105        383,461        344,843        345,872         622,486
         Shares redeemed .....................            (6,692,130)    (4,314,590)   (14,585,481)   (13,363,236)     (4,736,924)
                                                        ------------   ------------   ------------    -----------     -----------
             Net increase (decrease)...............        3,956,361        996,743     (1,129,913)     2,950,306         471,256
                                                        ============   ============   ============    ===========     ===========

                            See accompanying notes.

For the Year Ended December 31, 1995

                                                                SERIES K       SERIES M      SERIES N
                                                 SERIES J       (GLOBAL      (SPECIALIZED    (MANAGED        SERIES O     SERIES S
                                                 (EMERGING     AGGRESSIVE       ASSET          ASSET         (EQUITY      (SOCIAL
                                                 (GROWTH)         BOND)*      ALLOCATION*   ALLOCATION)*     INCOME)*    AWARENESS
                                                 --------         ------      -----------   ------------     --------    ---------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income ....................    $   218,141     $  285,818   $   155,597    $   112,171    $   106,787  $   224,085
  Net realized gain (loss)..................     11,201,462        (16,723)      307,769         19,003          5,739    1,728,460
  Unrealized appreciation during the period.      3,419,768         84,361       110,574        385,484      1,006,122    5,304,983
         ...................................   ------------    -----------   -----------    -----------    -----------  -----------
     Net increase in net assets

         resulting  from operations ........     14,839,371        353,456       573,940        516,658      1,118,648    7,257,528

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income....................             --       (245,889)           --             --             --     (158,603)
   Distribution in excess of capital gains..             --        (23,205)           --             --             --           --
   Tax return of capital distribution.......             --        (15,693)           --             --             --           --
         ...................................   ------------    -----------   -----------    -----------    -----------  -----------
     Total distribution to shareholders.....             --      (284,787)            --             --             --     (158,603)

CAPITAL SHARE TRANSACTIONS (A):

   Proceeds from sale of shares ............     44,371,374      8,894,552    20,292,459     10,904,285     13,390,619   10,381,340
   Dividends reinvested ....................             --        284,787            --             --             --      158,603
   Shares redeemed..........................    (42,770,961)    (3,569,647)   (4,889,976)      (840,804)      (981,645)  (5,347,822)
         ...................................   ------------    -----------   -----------    -----------    -----------  -----------

     Net increase from capital

       share transactions...................      1,600,413      5,609,692    15,402,483     10,063,481     12,408,974    5,192,121
         ...................................   ------------    -----------   -----------    -----------    -----------  -----------

     Total increase in net assets...........     16,439,784      5,678,361    15,976,423     10,580,139     13,527,622   12,291,046

NET ASSETS:

   Beginning of period......................     76,939,657             --            --             --             --   24,539,212
                                               ------------    -----------   -----------    -----------    -----------  -----------
   End of period............................    $93,379,441     $5,678,361   $15,976,423    $10,580,139    $13,527,622  $36,830,258
                                               ============    ===========   ===========    ===========    ===========  ===========

   Undistributed net investment income
    at end of period........................       $218,141            $--      $310,231       $108,503       $106,787     $212,751
                                               ============    ===========   ===========    ===========    ===========  ===========

      (a) Shares issued and redeemed

         Shares sold .......................      2,964,051        875,221     1,952,323      1,067,140      1,243,531      698,002
         Dividends reinvested...............             --         27,920            --             --             --        9,760
         Shares redeemed ...................     (2,875,387)      (347,800)     (460,823)       (81,161)       (87,312)    (366,291)
                                               ------------    -----------   -----------    -----------    -----------  -----------
           Net increase ....................         88,664        555,341     1,491,500        985,979      1,156,219      341,471
                                               ============    ===========   ===========    ===========    ===========  ===========

*Period June 1, 1995 (inception) through December 31, 1995.

                            See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1995

                                                                                                      SERIES C         SERIES D
                                                                  SERIES A           SERIES B         (MONEY          (WORLDWIDE
                                                                  (GROWTH)        (GROWTH-INCOME)     MARKET)          EQUITY)
                                                                  --------        ---------------     -------          -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income ............................             $  3,594,852      $ 12,199,007     $  4,088,336     $    651,559
  Net realized gain (loss)..........................               14,936,574       (10,039,494)              --        8,056,618
  Unrealized depreciation during the year ..........              (23,898,664)      (19,893,458)         (24,293)      (6,906,319)
                                                                --------------    --------------    -------------    -------------
    Net increase (decrease) in net assets resulting
         from operations ...........................               (5,367,238)      (17,733,945)       4,064,043        1,801,858

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............................               (6,345,955)      (13,997,580)      (2,285,848)        (142,013)
  Net realized gain ..................................            (53,406,224)      (34,582,256)              --               --
                                                                --------------    --------------    -------------    -------------

    Total distributions to shareholders ............              (59,752,179)      (48,579,836)      (2,285,848)        (142,013)

CAPITAL SHARE TRANSACTIONS (A):
  Proceeds from sale of shares .....................              137,670,243       151,207,666      159,237,311      105,002,631
  Dividends reinvested .............................               59,752,179        48,579,836        2,285,848          142,013
  Shares redeemed...................................             (117,421,291)     (121,918,064)    (143,724,959)      (58,023,788)
                                                                --------------     -------------    -------------    -------------

    Net increase from capital share
        transactions................................               80,001,131        77,869,438       17,798,200       47,120,856
                                                                --------------     -------------    -------------    -------------

               Total increase in net assets.........               14,881,714        11,555,657       19,576,395       48,780,701

NET ASSETS:
  Beginning of year.................................              317,406,686       583,598,421       99,091,932       98,251,875
                                                                --------------     -------------    -------------    -------------
  End of year ......................................             $332,288,400      $595,154,078     $118,668,327     $147,032,576
                                                                ==============     =============    =============    =============

  Undistributed net investment income at end of year               $3,449,740       $11,944,189       $4,039,191            $  --
                                                                ==============     =============    =============    =============

   (a) Shares issued and redeemed
       Shares sold..................................                7,557,600         5,322,055       13,052,239       20,369,289
       Dividends reinvested.........................                3,645,204         1,784,711          188,835           26,669
       Shares redeemed .............................               (6,452,290)       (4,309,917)     (11,766,086)     (11,298,899)
                                                                --------------     -------------    -------------    -------------

           Net increase.............................                4,750,514         2,796,849        1,474,988        9,097,059
                                                                ==============     =============    =============    =============

                            See accompanying notes.

For the Year Ended December 31, 1995

                                                                      SERIES E               SERIES J               SERIES S
                                                                     (HIGH GRADE             (EMERGING               (SOCIAL
                                                                       INCOME)                GROWTH)               AWARENESS)
                                                                       -------                -------               ---------
DECREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ...........................          $  7,549,504           $    (72,234)           $   168,168
  Net realized loss.......................................           (13,092,689)            (5,682,556)              (605,968)
  Unrealized appreciation (depreciation) during the year..            (3,021,227)             4,040,585               (373,839)
                                                                    ------------          -------------            ------------

    Net decrease in net assets resulting
         from operations .................................            (8,564,412)            (1,714,205)              (811,639)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...................................            (6,132,050)                    --                (36,291)
  Net realized gain on sale of investments................            (5,483,296)               (38,061)              (335,692)
                                                                    ------------           -------------           ------------
    Total distribution to shareholders....................           (11,615,346)               (38,061)              (371,983)

CAPITAL SHARE TRANSACTIONS (A):
  Proceeds from sale of shares ...........................            73,273,613             59,569,183             10,619,583
  Dividends reinvested ...................................            11,615,346                 38,061                371,983
  Shares redeemed.........................................           (70,531,168)           (23,011,638)            (4,758,892)
                                                                    ------------           -------------           -------------

     Net increase from capital share transactions.........            14,357,791             36,595,606              6,232,674
                                                                    ------------           -------------           -------------

       Total increase (decrease) in net assets............            (5,821,967)            34,843,340              5,049,052

NET ASSETS:
  Beginning of year.......................................           112,900,122             42,096,317             19,490,160
                                                                    ------------           -------------           -------------
  End of year ............................................          $107,078,155           $ 76,939,657            $24,539,912
                                                                    ============           =============           =============

  Undistributed net investment income at end of year.....             $7,450,084                    $--               $147,269
                                                                    ============           =============           =============

    (a) Shares issued and redeemed
        Shares sold.......................................             5,794,969              4,497,042                801,009
        Dividends reinvested..............................             1,006,267                  2,848                 28,559
        Shares redeemed ..................................            (5,695,284)            (1,746,406)              (360,752)
                                                                    ------------           -------------           -------------
          Net increase....................................             1,105,952              2,753,484                468,816
                                                                    ============           =============           =============

                            See accompanying notes.

FINANCIAL HIGHLIGHTS

                                                                                                                    RATIO OF
FISCAL  NET ASSET   NET   NET GAIN            DIVIDENDS DISTRIBUTIONS        NET ASSET        NET ASSETS  RATIO OF NET INCOME
PERIOD   VALUE  INVESTMENT (LOSS)   TOTAL FROM (FROM NET  (FROM                VALUE           END OF    EXPENSES  (LOSS)  PORTFOLIO
 ENDED  BEGINNING INCOME (REALIZED& INVESTMENT INVESTMENT CAPITAL  TOTAL     END OF   TOTAL   PERIOD  TO AVERAGE TO AVERAGE TURNOVER
DEC. 31 OF PERIOD (LOSS) UNREALIZED)OPERATIONS  INCOME)   GAINS)DISTRIBUTIONS PERIOD RETURN(D)(THOUSANDS)NET ASSETS NET ASSETS RATE

                                SERIES A (GROWTH)
1991      $12.90   $0.29   $4.34      $4.63    $(0.27)   $   ---   $(0.27)   $17.26   36.1%   $235,115     0.87%     1.97%     95%
1992       17.26    0.23    1.615      1.845    (0.242)   (0.533)  (0.775)    18.33   11.1%    296,548     0.86%     1.46%     77%
1993       18.33    0.39    2.076      2.466    (0.224)   (0.752)  (0.976)    19.82   13.7%    317,407     0.86%     2.01%    108%
1994       19.82    0.20   (0.442)    (0.242)   (0.38)    (3.198)  (3.578)    16.00   (1.7%)   332,288     0.84%     1.13%     90%
1995(g)    16.00    0.18    5.648      5.828    (0.153)   (0.645)  (0.798)    21.03   36.8%    519,891     0.83%     1.13%     83%

                           SERIES B (GROWTH-INCOME)
1991      $20.21   $0.58   $6.953     $7.533   $(0.66)   $(0.233) $(0.893)   $26.85   37.7%   $348,969     0.86%     3.39%     62%
1992       26.85    0.65     .999      1.649    (0.583)   (0.156)  (0.739)    27.76    6.3%    467,208     0.86%     3.22%     56%
1993       27.76    0.64    2.009      2.649    (0.679)     ---    (0.679)    29.73    9.6%    583,599     0.86%     2.63%     95%
1994       29.73    0.51   (1.34)     (0.83)    (0.680)   (1.68)   ( 2.36)    26.54   (3.0%)   595,154     0.84%     2.07%     43%
1995(g)    26.54    0.79    7.16       7.95     (0.540)     ---    (0.540)    33.95   30.1%    795,113     0.83%     2.70%     94%

                            SERIES C (MONEY MARKET)
1991(a)   $12.74   $0.69   $0.01      $0.70    $(0.92)    $ ---    $(0.92)   $12.52    5.6%    $86,610     0.61%     5.42%     ---
1992       12.52    0.43   (0.03)      0.40     (0.71)      ---     (0.71)    12.21    3.2%     87,246     0.61%     3.19%     ---
1993       12.21    0.29    0.027      0.317    (0.437)     ---    (0.437)    12.09    2.6%     99,092     0.61%     2.65%     ---
1994       12.09    0.41    0.035      0.445    (0.265)     ---    (0.265)    12.27    3.7%    118,668     0.61%     3.70%     ---
1995(g)    12.27    0.74   (0.085)     0.655    (0.585)     ---    (0.585)    12.34    5.4%    105,436     0.60%     5.27%     ---

                           SERIES D (WORLDWIDE EQUITY)
1991(a)(b) $3.97   $0.15   $0.34      $0.49    $(0.55)    $ ---    $(0.55)    $3.91   12.7%    $11,688     1.58%     3.95%    113%
1992(a)     3.91    0.02   (0.122)    (0.102)   (0.048)     ---    (0.048)     3.76   (2.6%)    25,183     1.62%     0.50%     81%
1993(a)     3.76    0.02    1.17       1.19     (0.006)     ---    (0.006)     4.94   31.6%     98,252     1.42%     0.38%     70%
1994(a)     4.94    0.02    0.115      0.135    (0.005)     ---    (0.005)     5.07    2.7%    147,033     1.34%     0.50%     82%
1995        5.07    0.05    0.4989     0.5489   (0.0009)  (0.058)  (0.0589)    5.56   10.9%    177,781     1.31%     0.90%    169%

                          SERIES E (HIGH GRADE INCOME)
1991      $11.67   $0.76   $1.17      $1.93    $(0.78)    $ ---   $(0.78)    $12.82   17.0%    $63,602     0.86%     8.24%     24%
1992       12.82    0.78    0.168      0.948    (0.748)     ---    (0.748)    13.02    7.4%     81,440     0.86%     7.41%     76%
1993       13.02    0.64    1.02       1.66     (0.79)    (0.11)   (0.90)     13.78   12.6%    112,900     0.86%     6.21%    151%
1994       13.78    0.76   (1.713)    (0.953)   (0.69)    (0.617)  (1.307)    11.52   (6.9%)   107,078     0.85%     6.74%    185%
1995(g)    11.52    0.74    1.36       2.10     (0.76)      ---    (0.76)     12.86   18.6%    125,652     0.85%     6.60%    180%

                             NET GAIN
FISCAL  NET ASSET     NET    (LOSS) ON             DIVIDENDS DISTRIBUTIONS
PERIOD    VALUE   INVESTMENT SECURITIES TOTAL FROM (FROM NET     (FROM
ENDED   BEGINNING   INCOME  (REALIZED & INVESTMENT INVESTMENT  CAPITAL RETURN OF
DEC. 31 OF PERIOD   (LOSS)  UNREALIZED) OPERATIONS  INCOME)     GAINS)   CAPITAL


                           SERIES J (EMERGING GROWTH)
1992(c)   $10.00     $0.01     $2.46      $2.47     $ ---    $  ---    $ ---
1993       12.47     (0.01)     1.711      1.701    (0.001)     ---      ---
1994       14.17     (0.01)    (0.713)    (0.723)     ---     (0.007)    ---
1995(g)    13.44      0.04      2.58       2.62       ---       ---      ---

                                                                  RATIO OF NET
FISCAL                                     NET ASSETS  RATIO OF      INCOME
PERIOD                NET ASSET              END OF   EXPENSES TO  (LOSS) TO   PORTFOLIO
ENDED       TOTAL    VALUE END OF   TOTAL    PERIOD   AVERAGE NET  AVERAGE NET TURNOVER
DEC. 31 DISTRIBUTIONS   PERIOD    RETURN(D)(THOUSANDS)  ASSETS       ASSETS       RATE

                     SERIES J (EMERGING GROWTH) (CONTINUED)
1992(c)   $  ---          $12.47      24.7%    $ 7,113    1.06%       0.22%          4%
1993       (0.001)         14.17      13.6%     42,096    0.91%      (0.14%)       117%
1994       (0.007)         13.44      (5.1%)    76,940    0.88%      (0.11%)        91%
1995(g)      ---           16.06      19.5%     93,379    0.84%       0.26%        202%



                             NET GAIN
FISCAL  NET ASSET     NET    (LOSS) ON             DIVIDENDS DISTRIBUTIONS
PERIOD    VALUE   INVESTMENT SECURITIES TOTAL FROM (FROM NET     (FROM
ENDED   BEGINNING   INCOME  (REALIZED & INVESTMENT INVESTMENT  CAPITAL RETURN OF
DEC. 31 OF PERIOD   (LOSS)  UNREALIZED) OPERATIONS  INCOME)     GAINS)   CAPITAL

                          SERIES K (GLOBAL AGGRESSIVE)
1995(a)(e)(f)$10.00 $ 0.54    $ 0.22     $ 0.76    $(0.466)  $(0.044)  $(0.03)


                                                                  RATIO OF NET
FISCAL                                     NET ASSETS  RATIO OF      INCOME
PERIOD                NET ASSET              END OF   EXPENSES TO  (LOSS) TO   PORTFOLIO
ENDED       TOTAL    VALUE END OF   TOTAL    PERIOD   AVERAGE NET  AVERAGE NET TURNOVER
DEC. 31 DISTRIBUTIONS   PERIOD    RETURN(D)(THOUSANDS)  ASSETS       ASSETS       RATE

                    SERIES K (GLOBAL AGGRESSIVE) (CONTINUED)
1995(a)(e)$(0.540)       $ 10.22       7.6%    $ 5,678    1.63%      11.03%        127%



                             NET GAIN
FISCAL  NET ASSET     NET    (LOSS) ON             DIVIDENDS DISTRIBUTIONS
PERIOD    VALUE   INVESTMENT SECURITIES TOTAL FROM (FROM NET     (FROM
ENDED   BEGINNING   INCOME  (REALIZED & INVESTMENT INVESTMENT  CAPITAL RETURN OF
DEC. 31 OF PERIOD   (LOSS)  UNREALIZED) OPERATIONS  INCOME)     GAINS)   CAPITAL

                     SERIES M (SPECIALIZED ASSET ALLOCATION)
1995(a)(e)$10.00     $0.169    $0.541     $0.71     $ ---     $ ---    $ ---


                                                                  RATIO OF NET
FISCAL                                     NET ASSETS  RATIO OF      INCOME
PERIOD                NET ASSET              END OF   EXPENSES TO  (LOSS) TO   PORTFOLIO
ENDED       TOTAL    VALUE END OF   TOTAL    PERIOD   AVERAGE NET  AVERAGE NET TURNOVER
DEC. 31 DISTRIBUTIONS   PERIOD    RETURN(D)(THOUSANDS)  ASSETS       ASSETS       RATE

               SERIES M (SPECIALIZED ASSET ALLOCATION) (CONTINUED)
1995(a)(e)$  ---          $10.71       7.1%    $15,976    1.94%        3.2%        181%



                             NET GAIN
FISCAL  NET ASSET     NET    (LOSS) ON             DIVIDENDS DISTRIBUTIONS
PERIOD    VALUE   INVESTMENT SECURITIES TOTAL FROM (FROM NET     (FROM
ENDED   BEGINNING   INCOME  (REALIZED & INVESTMENT INVESTMENT  CAPITAL RETURN OF
DEC. 31 OF PERIOD   (LOSS)  UNREALIZED) OPERATIONS  INCOME)     GAINS)   CAPITAL

                       SERIES N (MANAGED ASSET ALLOCATION)
1995(a)(e)$10.00     $0.156    $0.574     $0.73     $ ---     $ ---    $ ---


                                                                  RATIO OF NET
FISCAL                                     NET ASSETS  RATIO OF      INCOME
PERIOD                NET ASSET              END OF   EXPENSES TO  (LOSS) TO   PORTFOLIO
ENDED       TOTAL    VALUE END OF   TOTAL    PERIOD   AVERAGE NET  AVERAGE NET TURNOVER
DEC. 31 DISTRIBUTIONS   PERIOD    RETURN(D)(THOUSANDS)  ASSETS       ASSETS       RATE

                 SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)
1995(a)(e)$  ---          $10.73       7.3%    $10,580    1.90%        2.8%         26%



                             NET GAIN
FISCAL  NET ASSET     NET    (LOSS) ON             DIVIDENDS DISTRIBUTIONS
PERIOD    VALUE   INVESTMENT SECURITIES TOTAL FROM (FROM NET     (FROM
ENDED   BEGINNING   INCOME  (REALIZED & INVESTMENT INVESTMENT  CAPITAL RETURN OF
DEC. 31 OF PERIOD   (LOSS)  UNREALIZED) OPERATIONS  INCOME)     GAINS)   CAPITAL

                            SERIES O (EQUITY INCOME)
1995(a)(e)$10.00     $0.166    $1.534     $1.70     $ ---     $ ---    $ ---


                                                                  RATIO OF NET
FISCAL                                     NET ASSETS  RATIO OF      INCOME
PERIOD                NET ASSET              END OF   EXPENSES TO  (LOSS) TO   PORTFOLIO
ENDED       TOTAL    VALUE END OF   TOTAL    PERIOD   AVERAGE NET  AVERAGE NET TURNOVER
DEC. 31 DISTRIBUTIONS   PERIOD    RETURN(D)(THOUSANDS)  ASSETS       ASSETS       RATE

                      SERIES O (EQUITY INCOME) (CONTINUED)
1995(a)(e)$  ---          $11.70      17.0%    $13,528    1.40%        3.0%          3%



                             NET GAIN
FISCAL  NET ASSET     NET    (LOSS) ON             DIVIDENDS DISTRIBUTIONS
PERIOD    VALUE   INVESTMENT SECURITIES TOTAL FROM (FROM NET     (FROM
ENDED   BEGINNING   INCOME  (REALIZED & INVESTMENT INVESTMENT  CAPITAL RETURN OF
DEC. 31 OF PERIOD   (LOSS)  UNREALIZED) OPERATIONS  INCOME)     GAINS)   CAPITAL

                           SERIES S (SOCIAL AWARENESS)
1991(c)   $10.00     $0.05     $0.50      $0.55     $ ---     $ ---    $ ---
1992(a)    10.55      0.03      1.691      1.721    (0.021)     ---      ---
1993       12.25      0.02      1.432      1.452    (0.012)     ---      ---
1994       13.69      0.08     (0.595)    (0.515)   (0.02)    (0.185)    ---
1995(g)    12.97      0.09      3.507      3.597    (0.077)     ---      ---


                                                                  RATIO OF NET
FISCAL                                     NET ASSETS  RATIO OF      INCOME
PERIOD                NET ASSET              END OF   EXPENSES TO  (LOSS) TO   PORTFOLIO
ENDED       TOTAL    VALUE END OF   TOTAL    PERIOD   AVERAGE NET  AVERAGE NET TURNOVER
DEC. 31 DISTRIBUTIONS   PERIOD    RETURN(D)(THOUSANDS)  ASSETS       ASSETS       RATE

                     SERIES S (SOCIAL AWARENESS) (CONTINUED)
1991(c)   $  ---          $10.55       5.5%    $ 2,711    1.00%       1.49%        162%
1992(a)    (0.021)         12.25      16.4%      9,653    0.92%       0.24%        110%
1993       (0.012)         13.69      11.9%     19,490    0.90%       0.23%        105%
1994       (0.205)         12.97      (3.7%)    24,539    0.90%       0.75%         67%
1995(g)    (0.077)         16.49      27.7%     36,830    0.86%       0.75%        122%



(a) Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding.

(b) Effective May 1, 1991, the investment objective of Series D was changed from high current income to long-term capital growth through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States.

(c) Series J and Series S were initially capitalized on October 1, 1992 and April 23, 1991, respectively, with net asset values of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.

(d) Total return information does not take into account any charges paid at the time of purchase.

(e) Series K, M, N and O were initially capitalized on June 1, 1995 with net asset values of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.

(f) Fund expenses were reduced by the Investment Manager during the period, and expense ratios absent such reimbursement would have been 2.03% for Series K

(g) Expense ratios were calculated without the reduction for custodian fees earnings credits. Expense ratios with such reductions would have been as follows:

           1995
           ----
Series A   0.83%
Series B   0.83%
Series C   0.60%
Series E   0.85%
Series J   0.83%
Series S   0.84%

NOTES TO FINANCIAL STATEMENTS
December 31, 1995


     1. SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company of the series type. Its shares are currently issued in eleven series with each series, in effect, representing a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based upon the net asset value of each series. Shares of the Fund will be sold only to Security Benefit Life Insurance Company (SBL) separate accounts. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

     A. SECURITIES VALUATION--Valuations of the Fund's securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a recognized securities exchange are valued on the basis of the last sales price. If a security is traded on multiple exchanges, its value will be based on the price from the principal exchange where it is traded. If there are no sales on a particular day, then the securities are valued at the mean between the bid and the asked prices. If a mean cannot be determined, the securities are valued at the best available current bid price. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except that securities purchased with 60 days or less to maturity are valued at amortized cost.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investment in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Series. Foreign investments may also subject Series D, K, M and N to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Series D does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctutation arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Series K isolates their portion of the results of operations resulting in foreign exchange rates on investments from the fluctuation arising from changes in the market prices of securities held.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Series D, K, M and N may enter into forward foreign exchange contracts in connection with foreign currency risk from purchase or sale of securities denominated in foreign currency. These Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Balance Sheet. The face or contract amount in U.S. dollars reflects the total exposure the Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

     D. FUTURES - Series M utilizes futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. Series M may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, Series M may pay departing shareholders from cash balances and reduce futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securitites when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indices and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Series is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Series. The Series realizes a gain or loss when the contract is closed or expires.

NOTES TO FINANCIAL STATEMENTS
December 31, 1995


     E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.

     F. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for expiration of net operating losses and recharacterization of foreign currency gains and losses.

     G. TAXES - The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its taxable net income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

     H. EARNINGS CREDITS - Under the fee schedule with the custodian, the Fund earns credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian expense disclosed in the Statement of Operations does not reflect the reduction in expense from the related earnings credits.

     2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees are payable to Security Management Company (SMC) (the Investment Manager) under an investment advisory contract at an annual rate of
 .50% of the average daily net assets for Series C, .75% for Series A, B, E, J, K and S and 1.00% for Series D, M, N and O. SMC pays Lexington Management Corporation (LMC), an amount equal to .50% of the average daily net assets of Series D and .35% of the average net assets for Series K, for management services. The Investment Manager pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $50,000,000 of average net assets of Series N and
 .40% of the average net assets of Series N in excess of $50,000,000 for management services provided to that Series. The Investment Manager pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $20,000,000 of average net assets of Series O and .40% of the average net assets in excess of $20,000,000 for management services provided to Series O. The Investment Manager pays Templeton Quantitative Advisors, Inc., for research provided to Series M, an annual fee equal to .30% of the first $50,000,000 of the average net assets of Series M invested in equity securities and .25% of the average net assets invested in equity securities in excess of $50,000,000. The Investment Manager also pays Meridian Investment Management Corporation, for research provided to Series M, an annual fee equal to .20% of the average net assets of that Series.

     The investment advisory contract provides that the total annual expenses of each Series (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Series is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then offered for sale. For the year ended December 31, 1995, SMC agreed to limit the total expenses for Series K, M, N and O to an annual rate of 2% of the average daily net asset value of each respective Series. As a result, SMC reimbursed Series K $10,260.

     The Fund has entered into a contract with SMC for transfer agent services and administrative services which SMC provides to the Fund. The charges paid by the Fund under the contract for transfer agent services are insignificant. The administrative services provided by SMC principally include all fund and portfolio accounting and regulatory filings. For providing these services, SMC receives a fee at the annual rate of .045% of the average daily net assets of the Fund, plus the greater of .10% of the average net assets of Series D or $60,000, and with respect to Series K, M, and N, an annual fee equal to the greater of .10% of each Series average net assets or (i) $30,000 in the year ending April 29, 1996, (ii) $45,000 in the year ending April 29, 1997, and (iii) $60,000 thereafter. SMC has arranged for LMC to provide certain administrative services relating to Series D and K, including performing certain accounting and pricing functions. LMC is compensated directly by SMC for providing these services.

     Certain officers and directors of the Fund are also officers and/or directors of SBL and its subsidiaries, which include Security Management Company.

     3. FEDERAL INCOME TAX MATTERS

     The amounts of unrealized appreciation (depreciation) for income tax purposes at December 31, 1995, for all securities and foreign currency holdings (including foreign currency receivables and payables) were as follows:

                               SERIES B    SERIES C    SERIES D     SERIES E
                 SERIES A      (Growth      (Money    (Worldwide   (High Grade
                 (Growth)      Income)      Market)     Equity)      Income)
                 --------      -------      -------     -------      -------
Aggregate
gross unrealized
appreciation...$119,999,053  $145,071,364     $5,540  $12,077,884  $6,920,235
Aggregate
gross unrealized
depreciation..    (889,074)   (1,122,308)   (17,287)  (4,360,638)    (17,327)
               ------------  ------------  ---------  -----------  ----------
Net unrealized
appreciation
(depreciation).$119,109,979  $143,949,056  $(11,747)  $7,717,246   $6,902,908
               ============  ============  =========  ==========   ==========


                                       SERIES M     SERIES N
                SERIES J   SERIES K  (Specialized   (Managed  SERIES O SERIES S
                (Emerging   (Global       Asset       Asset   (Equity  (Social)
                  Growth)  Aggressive) Allocation) Allocation) Income) Awareness
                  -------  ----------- ----------- ----------- ------- ---------
Aggregate
gross unrealized
appreciation...$14,009,058  $116,398   $535,407   $512,236 $1,013,116 $8,073,962
Aggregate
gross unrealized
depreciation...(2,397,322)  (32,037)  (424,833)  (126,752)    (6,994)  (430,433)
               -----------  --------  ---------  --------- ---------- ----------
Net unrealized
appreciation
(depreciation).$11,611,736  $84,361   $110,574   $385,484  $1,006,122 $7,643,529
               ===========  ========  =========  ========= ========== ==========

NOTES TO FINANCIAL STATEMENTS
December 31, 1995


     Realized gains and losses are determined on an identified cost basis for federal income tax purposes. Series A and D hereby designate $14,936,574 and $1,767,208, respectively as capital gains dividends attributable to the year ended December 31, 1995, for the purpose of the dividends paid deduction on the Series' federal income tax return. At December 31, 1995, Series E has a capital loss carryforward of $10,048,772 which is available to offset future taxable gains and expires in 2002.

     4. INVESTMENT TRANSACTIONS

     Investment transactions for the year ended December 31, 1995, (excluding overnight investments and short-term debt securities) are as follows:

                                                                                      SERIES M    SERIES N
                        SERIES B     SERIES D     SERIES E     SERIES J    SERIES K (Specialized  (Managed     SERIES O    SERIES S
           SERIES A     (Growth     (Worldwide  (High Grade   (Emerging     (Global     Asset       Asset      (Equity     (Social
           (Growth)     Income)      Equity)      Income)      Growth)    Aggressive)Allocation) Allocation)   Income)    Awareness)
Purchases$393,830,712 $628,045,592 $288,646,471 $212,141,293 $161,676,352 $6,866,260 $23,169,751 $11,547,147 $10,251,212 $37,612,078
Proceeds
 from
 sales   $335,823,381 $606,571,375 $255,501,436 $204,716,876 $155,644,178 $2,667,810 $10,950,767 $ 2,468,781   $ 103,432 $32,358,868

     5. FORWARD FOREIGN EXCHANGE CONTRACTS

     At December 31, 1995, Series D had the following open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):

                                                                                                                 UNREALIZED GAIN
  CURRENCY               SETTLEMENT DATE        CONTRACT AMOUNT           CONTRACT RATE       CURRENT RATE         AT 12-31-95
  --------               ---------------        ---------------           -------------       ------------         -----------
Deutsche Mark               05/06/96              $ 3,525,203                 1.4064              1.4287             $ 55,023
Japanese Yen                01/31/96                  591,547                86.1500            102.8915               96,251
Japanese Yen                02/14/96                3,168,826                90.4200            102.6844              378,478
Japanese Yen                02/20/96                3,390,166                94.2900            102.5956              274,450
Japanese Yen                02/20/96                  847,587                95.3600            102.5956               59,776
Japanese Yen                02/20/96                4,129,226                95.3300            102.5956              292,423
Japanese Yen                03/06/96               10,191,843                98.3200            102.3453              400,851
Japanese Yen                06/28/96                8,468,122                99.8450            100.8701               86,058
                                                   ----------                                                      ----------
                                                  $34,312,520                                                      $1,643,310
                                                   ==========                                                      ==========

     6. FEDERAL TAX STATUS OF DIVIDENDS

     The income dividends paid by the Funds are taxable as ordinary income on the shareholder's tax return. The portion of ordinary income of dividends (including net short-term capital gains) attributed to fiscal year ended December 31, 1995, that qualified for the dividends received deduction for corporate shareholders was 28%, 29%, 0%, 11%, 0%, 100%, 0%, 7%, 31%, 8% and
100%, of the amount taxable as ordinary income for Series A, B, C, D, E, J, K, M, N, O and S, respectively, in accordance with the provisions of the Internal Revenue Code.

REPORT OF INDEPENDENT AUDITORS


THE CONTRACT OWNERS AND BOARD OF DIRECTORS
SBL FUND


We have audited the accompanying balance sheet and statement of net assets of SBL Fund (comprised of the Series A, B, C, D, E, J, K, M, N, O and S portfolios) (the Fund) as of December 31, 1995, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended of the Series A, B, C, D, E, J and S portfolios and the related statements of operations and changes in net assets and financial highlights for the period from June 1, 1995 (commencement of operations) to December 31, 1995 of the Series K, M, N and O. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising SBL Fund at December 31, 1995, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.


Kansas City, Missouri
January 26, 1996

SECURITY FUNDS
OFFICERS AND DIRECTORS
----------------------


DIRECTORS
---------

Willis A. Anton
Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Jeffrey B. Pantages
Harold G. Worswick


OFFICERS
--------

John D. Cleland, President
James R. Schmank, Vice President and Treasurer
Terry Milberger, Vice President
Jane A. Tedder, Vice President
Mark E. Young, Vice President
Greg A. Hamilton, Assistant Vice President
Cindy L. Shields, Assistant Vice President
Amy J. Lee, Secretary
Brenda M. Luthi, Assistant Treasurer and Assistant Secretary


This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.



[SDI LOGO}

700 SW Harrison St.                                               BULK RATE
Topeka, KS 66636-0001                                         U.S. POSTAGE PAID
(913) 295-3112                                                   TOPEKA, KS
(800) 888-2461                                                 PERMIT NO. 385